Exhibit 99.1



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                        GSAA HOME EQUITY TRUST 2006-14

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-14

                               MASTER SERVICING

                                      and

                                TRUST AGREEMENT

                                     among

                         GS MORTGAGE SECURITIES CORP.,
                                  Depositor,

                      LASALLE BANK NATIONAL ASSOCIATION,
                                   Trustee,

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                        U.S. BANK NATIONAL ASSOCIATION,
                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      and
                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                  Custodians

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                 Master Servicer and Securities Administrator

                             Dated August 1, 2006




------------------------------------------------------------------------------


                                                  TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

                                                      ARTICLE I

                                                     DEFINITIONS

Section 1.01  Definitions.........................................................................................9

                                                      ARTICLE I

                                                     DEFINITIONS

Section 1.01  Definitions........................................................................................14

                                                     ARTICLE II

                            CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01  Conveyance of Mortgage Loans.......................................................................45
Section 2.02  Acceptance by the Custodians of the Mortgage Loans.................................................48
Section 2.03  Execution and Delivery of Certificates.............................................................49
Section 2.04  REMIC Matters......................................................................................50
Section 2.05  Representations and Warranties of the Depositor....................................................50
Section 2.06  Representations and Warranties of JPMorgan.........................................................51
Section 2.07  Representations and Warranties of Deutsche Bank....................................................52
Section 2.08  Representations and Warranties of U.S. Bank........................................................53

                                                     ARTICLE III

                                                   TRUST ACCOUNTS

Section 3.01  Excess Reserve Fund Account; Distribution Account..................................................54
Section 3.02  Investment of Funds in the Distribution Account....................................................56

                                                     ARTICLE IV

                                                    DISTRIBUTIONS

Section 4.01  Priorities of Distribution.........................................................................57
Section 4.02  Monthly Statements to Certificateholders...........................................................62
Section 4.03  Allocation of Applied Realized Loss Amounts........................................................64
Section 4.04  Certain Matters Relating to the Determination of LIBOR.............................................64
Section 4.05  Supplemental Interest Trust........................................................................65
Section 4.06  Trust's Obligations under the Interest Rate Swap Agreement; Replacement and Termination of
              the Interest Rate Swap Agreement...................................................................66


                                                         i


                                                      ARTICLE V

                                                  THE CERTIFICATES

Section 5.01  The Certificates...................................................................................67
Section 5.02  Certificate Register; Registration of Transfer and Exchange of Certificates........................68
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates..................................................73
Section 5.04  Persons Deemed Owners..............................................................................74
Section 5.05  Access to List of Certificateholders' Names and Addresses..........................................74
Section 5.06  Maintenance of Office or Agency....................................................................74

                                                     ARTICLE VI

                                                    THE DEPOSITOR

Section 6.01  Liabilities of the Depositor.......................................................................74
Section 6.02  Merger or Consolidation of the Depositor...........................................................74
Section 6.03  Limitation on Liability of the Depositor and Others................................................75
Section 6.04  Servicing Compliance Review........................................................................75
Section 6.05  Option to Purchase Defaulted Mortgage Loans........................................................75

                                                     ARTICLE VII

                                                  SERVICER DEFAULT

Section 7.01  Events of Default..................................................................................76
Section 7.02  Master Servicer to Act; Appointment of Successor...................................................76
Section 7.03  Master Servicer to Act as Servicer.................................................................77
Section 7.04  Notification to Certificateholders.................................................................78

                                                    ARTICLE VIII

                                      CONCERNING THE TRUSTEE AND THE CUSTODIANS

Section 8.01  Duties of the Trustee and the Custodians...........................................................78
Section 8.02  [Reserved].........................................................................................79
Section 8.03  Certain Matters Affecting the Trustee and the Custodians...........................................79
Section 8.04  Trustee and Custodians Not Liable for Certificates or Mortgage Loans...............................81
Section 8.05  Trustee May Own Certificates.......................................................................81
Section 8.06  Trustee's Fees and Expenses........................................................................81
Section 8.07  Eligibility Requirements for the Trustee...........................................................82
Section 8.08  Resignation and Removal of the Trustee.............................................................83
Section 8.09  Successor Trustee..................................................................................83
Section 8.10  Merger or Consolidation of the Trustee or the Custodians...........................................84
Section 8.11  Appointment of Co-Trustee or Separate Trustee......................................................84
Section 8.12  Tax Matters........................................................................................85
Section 8.13  [Reserved].........................................................................................88


                                                         ii


Section 8.14  Tax Classification of the Excess Reserve Fund Account..............................................88
Section 8.15  Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap Agreement.........88
Section 8.16  Custodial Responsibilities.........................................................................89

                                                     ARTICLE IX

                             ADMINISTRATION OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01  Duties of the Master Servicer; Enforcement of Servicer's Obligations...............................90
Section 9.02  Maintenance of Fidelity Bond and Errors and Omissions Insurance....................................92
Section 9.03  Representations and Warranties of the Master Servicer..............................................92
Section 9.04  Master Servicer Events of Default..................................................................94
Section 9.05  Waiver of Default..................................................................................96
Section 9.06  Successor to the Master Servicer...................................................................96
Section 9.07  Compensation of the Master Servicer................................................................97
Section 9.08  Merger or Consolidation............................................................................98
Section 9.09  Resignation of the Master Servicer.................................................................98
Section 9.10  Assignment or Delegation of Duties by the Master Servicer..........................................98
Section 9.11  Limitation on Liability of the Master Servicer.....................................................99
Section 9.12  Indemnification; Third Party Claims................................................................99

                                                      ARTICLE X

                                       CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01  Duties of the Securities Administrator...........................................................100
Section 10.02  Certain Matters Affecting the Securities Administrator...........................................102
Section 10.03  Securities Administrator Not Liable for Certificates or Mortgage Loans...........................104
Section 10.04  Securities Administrator May Own Certificates....................................................104
Section 10.05  Securities Administrator's Fees and Expenses.....................................................104
Section 10.06  Eligibility Requirements for the Securities Administrator........................................105
Section 10.07  Resignation and Removal of the Securities Administrator..........................................106
Section 10.08  Successor Securities Administrator...............................................................107
Section 10.09  Merger or Consolidation of the Securities Administrator..........................................107
Section 10.10  Assignment or Delegation of Duties by the Securities Administrator...............................107

                                                     ARTICLE XI

                                                     TERMINATION

Section 11.01  Termination upon Liquidation or Purchase of the Mortgage Loans...................................108
Section 11.02  Final Distribution on the Certificates...........................................................109
Section 11.03  Additional Termination Requirements..............................................................111


                                                        iii


                                                     ARTICLE XII

                                              MISCELLANEOUS PROVISIONS

Section 12.01  Amendment........................................................................................111
Section 12.02  Recordation of Agreement; Counterparts...........................................................113
Section 12.03  Governing Law....................................................................................114
Section 12.04  Intention of Parties.............................................................................114
Section 12.05  Notices..........................................................................................114
Section 12.06  Severability of Provisions.......................................................................116
Section 12.07  Limitation on Rights of Certificateholders.......................................................116
Section 12.08  Certificates Nonassessable and Fully Paid........................................................117
Section 12.09  Waiver of Jury Trial.............................................................................117

                                                    ARTICLE XIII

                                               EXCHANGE ACT REPORTING

Section 13.01  Filing Obligations...............................................................................117
Section 13.02  Form 10-D Filings................................................................................117
Section 13.03  Form 8-K Filings.................................................................................118
Section 13.04  Form 10-K Filings................................................................................119
Section 13.05  Sarbanes-Oxley Certification.....................................................................121
Section 13.06  Form 15 Filing...................................................................................121
Section 13.07  Report on Assessment of Compliance and Attestation...............................................122
Section 13.08  Use of Subservicers and Subcontractors...........................................................123


                                                         iv



                                                      SCHEDULES

Schedule I     Mortgage Loan Schedule

                                                      EXHIBITS

Exhibit A      Form of Class A, Class M and Class B Certificates

Exhibit B      Form of Class P Certificates

Exhibit C      Form of Class R, Class RC and Class RX Certificates

Exhibit D      Form of Class X Certificate

Exhibit E      Form of Initial Certification of Custodian

Exhibit F      Form of Document Certification and Exception Report of Custodian

Exhibit G      Form of Residual Transfer Affidavit

Exhibit H      Form of Transferor Certificate

Exhibit I      Form of Rule 144A Letter

Exhibit J-1    Form of Back-up Certification (Master Servicer)

Exhibit J-2    Form of Back-up Certification (Securities Administrator)

Exhibit K      Form of Servicing Criteria to be Addressed in Assessment of Compliance Statement

Exhibit L      Form of Request for Release of Documents (U.S. Bank National Trust Company)

Exhibit L-1    Form of Request for Release of Documents (Deutsche Bank National Trust Company)

Exhibit L-2    Form of Request for Release of Documents (JPMorgan Chase Bank, National Trust Company)

Exhibit L-3    Form of Request for Release of Documents (Wells Fargo Bank, National Association)

Exhibit M      Form 8-K Disclosure Information

Exhibit N      Additional Form 10-D Disclosure

Exhibit O      Additional Form 10-K Disclosure


                                                         v


Exhibit P      Form of Master Loan  Purchase  Agreement,  between  various  sellers and Goldman  Sachs  Mortgage
               Company

Exhibit Q      Flow  Servicing  Agreement,  dated as of January 1, 2006,  between  Avelo  Mortgage,  L.L.C.  and
               Goldman Sachs Mortgage Company

Exhibit R      Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans Servicing LP and
               Goldman Sachs Mortgage Company

Exhibit S      Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide Home
               Loans, Inc. and Goldman Sachs Mortgage Company

Exhibit T      Amendment Reg AB, dated as of January 1, 2006, between Goldman Sachs Mortgage Company and
               Countrywide Home Loans, Inc.

Exhibit U      Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint Mortgage Funding, Inc. and Goldman Sachs Mortgage Company

Exhibit V      Servicing Agreement, dated as of November 1, 2005, between GreenPoint Mortgage Funding, Inc.
               and Goldman Sachs Mortgage Company

Exhibit W      Second  Amended and Restated  Flow  Seller's  Warranties  and  Servicing  Agreement,  dated as of
               January 1, 2006, between National City Mortgage Co. and Goldman Sachs Mortgage Company

Exhibit X      Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of
               November 1, 2005, between Wells Fargo Bank, National Association and Goldman Sachs Mortgage
               Company

Exhibit Y      Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of December 1,
               2005, between SunTrust Mortgage, Inc. and Goldman Sachs Mortgage Company

Exhibit Z      Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2005, between
               Goldman Sachs Mortgage Company and Wachovia Mortgage Corporation


          THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of August 1, 2006 (this "Agreement"), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), LASALLE BANK NATIONAL ASSOCIATION ("LaSalle"), as trustee (in such capacity, the "Trustee"), U.S. BANK NATIONAL ASSOCIATION ("U.S. Bank"), as a custodian, DEUTSCHE BANK NATIONAL TRUST COMPANY ("Deutsche Bank"), as a custodian, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION ("JPMorgan"), as a custodian, WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as a custodian (Deutsche Bank, JPMorgan, U.S. Bank and Wells Fargo, each as a "Custodian" and together the "Custodians") and Wells Fargo, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT


          The Securities Administrator on behalf of the Trust shall elect that four segregated asset pools within the Trust Fund be treated for federal income tax purposes as comprising four REMICs (each, a "Trust REMIC" or, in the alternative, the "Lower-Tier REMIC", the "Middle-Tier REMIC", the "Upper-Tier REMIC" and the "Class X REMIC", respectively). The Class UT-Swap IO Interest, the Class X Interest and each Class of LIBOR Certificates (other than the right of each Class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts), represents ownership of a regular interest in the Upper-Tier REMIC for purposes of the REMIC Provisions. The Class R Certificates represent ownership of the sole class of residual interest in the Upper-Tier REMIC, the Class RC Certificates represent ownership of the sole class of residual interest in the Lower-Tier REMIC and the Middle-Tier REMIC, and the Class RX Certificates represent ownership of the sole class of residual interest in the Class X REMIC for purposes of the REMIC Provisions. The Startup Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.04. The Class X REMIC shall hold as assets the Class X Interest and the Class UT-Swap-IO Interest as set out below. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Middle-Tier Regular Interests, set out below. The Middle-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. The Lower-Tier REMIC shall hold as assets the assets described in the definition of "Trust Fund" herein (other than the Prepayment Premiums and the Excess Reserve Fund Account). Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. Each Middle-Tier Regular Interest is hereby designated as a regular interest in the Middle-Tier REMIC. The Class MT-A-1, Class MT-A-2, Class MT-A-3A, Class MT-A-3B, Class MT-M-1, Class MT-M-2, Class MT-M-3, Class MT-M-4 and Class MT-B-1 Interests are hereby designated the MT-Accretion Directed Classes (the "MT Accretion Directed Classes"). The Class P Certificates represent beneficial ownership of the Prepayment Premiums, each Class of Certificates (excluding the Class P, Class X and each class of Residual Certificates) represents beneficial ownership of a regular interest in the Upper-Tier REMIC and the right to receive Basis Risk Carry Forward Amounts and the Class X Certificates represent beneficial ownership of a regular interest in the Class X REMIC and the Excess Reserve Fund Account, which portions of the Trust Fund shall be treated as a grantor trust.

                             The Lower-Tier REMIC

     The Lower-Tier REMIC Interests will have the Initial Principal Balances and Pass-Through Rates as set forth in the following table:

                                          Initial Principal      Pass-Through

       Lower-Tier REMIC Interests         Balance(1)             Rate
       --------------------------         -------                ----

       Class LT-1A                         $24,705,500.00        (2)

       Class LT-1B                         $24,705,500.00        (2)

       Class LT-2A                         $31,796,500.00        (2)

       Class LT-2B                         $31,796,500.00        (2)

       Class LT-3A                         $29,788,500.00        (2)

       Class LT-3B                         $29,788,500.00        (2)

       Class LT-4A                         $28,338,000.00        (2)

       Class LT-4B                         $28,338,000.00        (2)

       Class LT-5A                         $26,959,000.00        (2)

       Class LT-5B                         $26,959,000.00        (2)

       Class LT-6A                         $25,647,000.00        (2)

       Class LT-6B                         $25,647,000.00        (2)

       Class LT-7A                         $24,398,000.00        (2)

       Class LT-7B                         $24,398,000.00        (2)

       Class LT-8A                         $23,211,000.00        (2)

       Class LT-8B                         $23,211,000.00        (2)

       Class LT-9A                         $22,081,000.00        (2)

       Class LT-9B                         $22,081,000.00        (2)

                                          Initial Principal      Pass-Through

       Lower-Tier REMIC Interests         Balance(1)             Rate
       --------------------------         -------                ----

       Class LT-10A                        $21,006,000.00        (2)

       Class LT-10B                        $21,006,000.00        (2)

       Class LT-11A                        $19,984,000.00        (2)

       Class LT-11B                        $19,984,000.00        (2)

       Class LT-12A                        $19,011,000.00        (2)

       Class LT-12B                        $19,011,000.00        (2)

       Class LT-13A                        $18,085,500.00        (2)

       Class LT-13B                        $18,085,500.00        (2)

       Class LT-14A                        $17,205,000.00        (2)

       Class LT-14B                        $17,205,000.00        (2)

       Class LT-15A                        $16,368,000.00        (2)

       Class LT-15B                        $16,368,000.00        (2)

       Class LT-16A                        $15,570,500.00        (2)

       Class LT-16B                        $15,570,500.00        (2)

       Class LT-17A                        $14,813,000.00        (2)

       Class LT-17B                        $14,813,000.00        (2)

       Class LT-18A                        $14,092,000.00        (2)

       Class LT-18B                        $14,092,000.00        (2)

       Class LT-19A                        $13,405,500.00        (2)

       Class LT-19B                        $13,405,500.00        (2)

       Class LT-20A                        $12,753,000.00        (2)

       Class LT-20B                        $12,753,000.00        (2)

       Class LT-21A                        $12,132,500.00        (2)

                                          Initial Principal      Pass-Through

       Lower-Tier REMIC Interests         Balance(1)             Rate
       --------------------------         -------                ----

       Class LT-21B                        $12,132,500.00        (2)

       Class LT-22A                        $11,541,000.00        (2)

       Class LT-22B                        $11,541,000.00        (2)

       Class LT-23A                        $10,980,000.00        (2)

       Class LT-23B                        $10,980,000.00        (2)

       Class LT-24A                        $10,445,000.00        (2)

       Class LT-24B                        $10,445,000.00        (2)

       Class LT-25A                        $ 9,936,500.00        (2)

       Class LT-25B                        $ 9,936,500.00        (2)

       Class LT-26A                        $ 9,453,000.00        (2)

       Class LT-26B                        $ 9,453,000.00        (2)

       Class LT-27A                        $ 8,992,500.00        (2)

       Class LT-27B                        $ 8,992,500.00        (2)

       Class LT-28A                        $ 8,555,000.00        (2)

       Class LT-28B                        $ 8,555,000.00        (2)

       Class LT-29A                        $ 8,138,500.00        (2)

       Class LT-29B                        $ 8,138,500.00        (2)

       Class LT-30A                        $ 7,742,000.00        (2)

       Class LT-30B                        $ 7,742,000.00        (2)

       Class LT-31A                        $ 7,365,500.00        (2)

       Class LT-31B                        $ 7,365,500.00        (2)

       Class LT-32A                        $ 7,006,500.00        (2)

       Class LT-32B                        $ 7,006,500.00        (2)

                                          Initial Principal      Pass-Through

       Lower-Tier REMIC Interests         Balance(1)             Rate
       --------------------------         -------                ----

       Class LT-33A                        $ 6,665,500.00        (2)

       Class LT-33B                        $ 6,665,500.00        (2)

       Class LT-34A                        $ 6,343,000.00        (2)

       Class LT-34B                        $ 6,343,000.00        (2)

       Class LT-35A                        $ 6,037,000.00        (2)

       Class LT-35B                        $ 6,037,000.00        (2)

       Class LT-36A                        $ 5,743,000.00        (2)

       Class LT-36B                        $ 5,743,000.00        (2)

       Class LT-37A                        $ 5,463,000.00        (2)

       Class LT-37B                        $ 5,463,000.00        (2)

       Class LT-38A                        $ 5,197,000.00        (2)

       Class LT-38B                        $ 5,197,000.00        (2)

       Class LT-39A                        $ 4,944,000.00        (2)

       Class LT-39B                        $ 4,944,000.00        (2)

       Class LT-40A                        $ 4,703,000.00        (2)

       Class LT-40B                        $ 4,703,000.00        (2)

       Class LT-41A                        $ 4,473,500.00        (2)

       Class LT-41B                        $ 4,473,500.00        (2)

       Class LT-42A                        $ 4,256,000.00        (2)

       Class LT-42B                        $ 4,256,000.00        (2)

       Class LT-43A                        $ 4,048,000.00        (2)

       Class LT-43B                        $ 4,048,000.00        (2)

       Class LT-44A                        $ 3,851,500.00        (2)

                                          Initial Principal      Pass-Through

       Lower-Tier REMIC Interests         Balance(1)             Rate
       --------------------------         -------                ----

       Class LT-44B                        $ 3,851,500.00        (2)

       Class LT-45A                        $ 3,663,000.00        (2)

       Class LT-45B                        $ 3,663,000.00        (2)

       Class LT-46A                        $ 3,485,000.00        (2)

       Class LT-46B                        $ 3,485,000.00        (2)

       Class LT-47A                        $ 3,315,000.00        (2)

       Class LT-47B                        $ 3,315,000.00        (2)

       Class LT-48A                        $ 3,154,000.00        (2)

       Class LT-48B                        $ 3,154,000.00        (2)

       Class LT-49A                        $ 2,999,500.00        (2)

       Class LT-49B                        $ 2,999,500.00        (2)

       Class LT-50A                        $ 2,854,000.00        (2)

       Class LT-50B                        $ 2,854,000.00        (2)

       Class LT-51A                        $ 2,714,500.00        (2)

       Class LT-51B                        $ 2,714,500.00        (2)

       Class LT-52A                        $ 2,582,500.00        (2)

       Class LT-52B                        $ 2,582,500.00        (2)

       Class LT-53A                        $ 2,456,500.00        (2)

       Class LT-53B                        $ 2,456,500.00        (2)

       Class LT-54A                        $ 2,336,500.00        (2)

       Class LT-54B                        $ 2,336,500.00        (2)

       Class LT-55A                        $ 2,223,000.00        (2)

       Class LT-55B                        $ 2,223,000.00        (2)

                                          Initial Principal      Pass-Through

       Lower-Tier REMIC Interests         Balance(1)             Rate
       --------------------------         -------                ----

       Class LT-56A                        $ 2,114,500.00        (2)

       Class LT-56B                        $ 2,114,500.00        (2)

       Class LT-57A                        $ 2,012,000.00        (2)

       Class LT-57B                        $ 2,012,000.00        (2)

       Class LT-58A                        $ 1,914,500.00        (2)

       Class LT-58B                        $ 1,914,500.00        (2)

       Class LT-59A                        $ 1,824,000.00        (2)

       Class LT-59B                        $ 1,824,000.00        (2)

       Class LT-60A                        $ 32,121,000.00       (2)

       Class LT-60B                        $ 32,121,000.00       (2)

       Class LT-Support                    (3)                   (2)


---------------------------
(1) Scheduled principal, prepayments and Realized Losses will be allocated first, to the Class LT-Support Interest and second, among the other Classes designated "LT-", first, sequentially to the Class having the lowest cardinal number following such designation, in each case until reduced to zero, and second, among each class having the same cardinal number pro rata between each such class.

(2) On each Distribution Date, the interest rate will be the Weighted Average of the Adjusted Net Mortgages Rates then in effect on the beginning of the related Due Period on the Mortgage Loans ("Pool WAC").

(3) On each Distribution Date, following the allocation of Principal Amounts and Realized Losses, the principal balance in respect of the Class LT-Support Interest will equal the excess of the principal balance of the Mortgage Loans over the principal balance in respect of the remaining Lower-Tier REMIC Interests designated as "LT-".


          In addition to issuing the Lower-Tier Regular Interests, the Lower-Tier REMIC shall issue the Class R-1 Interest which shall be the sole class of residual interests in the Lower-Tier REMIC. The Class RC Certificates will represent ownership of the Class R-1 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-1 Interest shall be deemed paid from the Lower-Tier REMIC.


                                             The Middle-Tier REMIC

                                                                                                    Corresponding
     Middle-Tier Interest          Middle-Tier            Initial Middle-Tier Principal              Upper-Tier
         Designation              Interest Rate                      Amount                          REMIC Class
----------------------------- ------------------  -------------------------------------------  -------------------------
Class MT-A1                            (1)          1/2 initial Class Certificate Balance of               A-1
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-A-2A                          (1)          1/2 initial Class Certificate Balance of              A-2A
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-A3-A                          (1)          1/2 initial Class Certificate Balance of              A3-A
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-A3-B                          (1)          1/2 initial Class Certificate Balance of              A3-B
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-M-1                           (1)          1/2 initial Class Certificate Balance of               M-1
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-M-2                           (1)          1/2 initial Class Certificate Balance of               M-2
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-M-3                           (1)          1/2 initial Class Certificate Balance of               M-3
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-M-4                           (1)          1/2 initial Class Certificate Balance of               M-4
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-B-1                           (1)          1/2 initial Class Certificate Balance of               B-1
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-B-2                           (1)          1/2 initial Class Certificate Balance of               B-2
                                                    Corresponding Upper-Tier REMIC Regular
                                                    Interest
Class MT-Accrual                       (1)          1/2 Pool Stated Principal Balance plus 1/2             N/A
                                                    Overcollateralized Amount
Class MT-Swap IO                       (2)          (2)                                                    N/A
-------------------------------


(1) The interest rate with respect to any Distribution Date for these interests will equal the weighted average of the pass through rates of the Lower-Tier REMIC Interests treating: (i) each "A" class (e.g. LT-1A, LT-2A, LT-3A ...) as subject to a cap and a floor equal to the product of 2 and Pool WAC minus 11.08%, and (ii) each "B" class (e.g. LT-1B, LT-2B, LT-3B ...) as subject to a cap and a floor rate equal to the product of 2 and One Month LIBOR, in each case whose cardinal number preceding such designation (e.g. -1, -2, -3,...)

     is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date (the "Tax WAC Cap").

(2) For each Distribution Date, the interest rate will equal the excess of 5.54% over one month LIBOR on a notional balance equal to the sum of the principal balances of each Lower-Tier REMIC Regular Interests whose cardinal number following such designation (e.g. -1, -2, -3,...) is not exceeded by the ordinal number of the Distribution Date following the Closing Date (e.g. first, second, third,...) for such Distribution Date.

          The Middle-Tier REMIC shall hold as assets all of the Middle-Tier REMIC Regular Interests.

          On each Distribution Date, 50% of the increase in the Overcollateralized Amount will be payable as a reduction of the Middle-Tier Principal Amount of the MT-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and will be accrued and added to the Middle-Tier Principal Amount of the Class MT-Accrual Interest. On each Distribution Date, the increase in the Middle-Tier Principal Amount of the Class MT-Accrual Interest may not exceed interest accruals for such Distribution Date for the Class MT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class MT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class MT-Accrual Interest payable as principal on the MT-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans shall be allocated (i) 50% to the Class MT-Accrual Interest and (ii) 50% to the MT-Accretion Directed Classes (principal payments shall be allocated among such MT-Accretion Directed Classes in an amount equal to 50% of the principal amounts allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class MT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Middle-Tier Principal Amount of each of the MT-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of its Corresponding Class, and
(ii) the Class MT-Accrual Interest are equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.

          In addition to issuing the Middle-Tier Regular Interests, the Middle-Tier REMIC shall issue the Class R-2 Interest which shall be the sole class of residual interests in the Middle-Tier REMIC. The Class RC Certificates will represent ownership of the Class R-2 Interest and will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R-2 Interest shall be deemed paid from the Middle-Tier REMIC.

                             The Upper-Tier REMIC

          The Upper-Tier REMIC shall issue the following classes of Upper-Tier Regular Interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.


                                  Upper-Tier Interest
                                       Rate and                    Initial Upper-Tier
                                    Corresponding                 Principal Amount and
       Upper-Tier                 Class Pass-Through               Corresponding Class    Corresponding Class
   Class Designation                     Rate                      Certificate Balance      of Certificates
--------------------------  -----------------------------  ------------------------------ --------------------
Class A-1                                 (1)                        $    726,454,000       Class A-1(11)
Class A-2                                 (2)                        $    221,318,000       Class A-2(11)
Class A-3A                                (3)                        $    277,524,000       Class A-3A(11)
Class A-3B                                (4)                        $     30,837,000       Class A-3B(11)
Class M-1                                 (5)                        $     19,325,000       Class M-1(11)
Class M-2                                 (6)                        $      9,995,000       Class M-2(11)
Class M-3                                 (7)                        $     12,661,000       Class M-3(11)
Class M-4                                 (8)                        $      6,664,000       Class M-4(11)
Class B-1                                 (9)                        $     12,661,000       Class B-1(11)
Class X                                  (10)                                   (10)        Class X(10)
Class UT-Swap IO                         (12)                                   (12)        Class X(10)



(1) The Class A-1 Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.050% (0.100% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(2) The Class A-2 Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.170% (0.340% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(3) The Class A-3A Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.250% (0.500% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(4) The Class A-3B Interest will bear interest during each Interest Accrual period at a per annum rate equal to the least of (i) one-month LIBOR plus 0.280% (0.560% after the first distribution date on which the optional clean-up call is exercisable), (ii) the Tax Loan Cap and (iii) the Tax WAC Cap.

(5) The Class M-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.290% (0.435% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(6) The Class M-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.300% (0.450% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(7) The Class M-3 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.380% (0.570% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(8) The Class M-4 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 0.410% (0.615% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(9) The Class B-1 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus 1.100% (1.165% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(10) The Class B-2 Interest will bear interest during each Interest Accrual Period at a per annum rate equal to lesser of (i) one-month LIBOR plus
     2.000 % (3.000% after the first distribution date on which the optional clean-up call is exercisable) and (ii) the Tax WAC Cap.

(11) The Class X Interest will have a principal balance to the extent of any Overcollateralized Amount. The Class X Interest will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class X Interest shall have a notional principal balance equal to the aggregate of the principal balances of the Middle-Tier Regular Interests as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class X Interest shall bear interest at a rate equal to the excess, if any, of the Tax WAC Cap over the product of (i) 2 and (ii) the weighted average Middle-Tier Interest Rate of the Middle-Tier Regular Interests, where the Middle-Tier Interest Rates on the Class MT-Accrual Interest is subject to a cap equal to zero and each MT-Accretion Directed Class is subject to a cap equal to the Pass-Through Rate on its Corresponding Class. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest. The Class X Certificates will represent beneficial ownership of a regular interest issued by the Class X REMIC, the Interest Rate Swap Agreement, the Supplemental Interest Trust and amounts in the Excess Reserve Fund Account and the Supplemental Interest Trust, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat the Class X Certificateholders' obligation to make payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of LIBOR Certificates. Such rights of the Class X Certificateholders and Principal Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(12) Each of the Certificates will bear interest at a pass through rate equal to the pass through rate in respect of its Corresponding Upper-Tier REMIC Class substituting the term "WAC Cap" for each reference to "Tax WAC Cap". Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust in respect of any Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat a Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

(13) For each Distribution Date, 100% of the cash flow in respect of the Class MT-Swap IO Interest. The Class X Certificates will be entitled to 100% of the Cash flow in respect of the Class UT-Swap IO Interest.

     Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.14. For federal income tax purposes, any amount distributed on the Upper Tier REMIC Interests on any such Distribution Date in excess of their Pass Through Rate, (the "REMIC Cap") shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of Upper Tier REMIC Interests on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in,
Section 8.14. The Securities Administrator will treat a LIBOR Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

     In addition to issuing the Upper-Tier Regular Interests, the Upper-Tier REMIC shall issue the Class R Certificates, which shall be the sole class of residual interests in the Upper-Tier REMIC. The Class R Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class R Certificates shall be deemed paid from the Upper-Tier REMIC.

                                 Class X REMIC
                                 -------------

     The Class X REMIC shall issue the following classes of interests. The Class X Certificates shall represent a regular interest in the Class X REMIC and the Class RX Certificates shall represent the sole class of residual interest in the Class X REMIC.

                                                              Class X REMIC
    Class X REMIC Designation         Interest Rate         Principal Amount
    --------------------------        -------------         ----------------
  Class X Certificates                     (1)                     (1)


                                      12
-------------------

(1) The Class X Certificates are entitled to 100% of the interest and principal on the Class X Interest and the Class UT-Swap-IO Interest on each Distribution Date.

     In addition to issuing the Class X Certificates, the Class X REMIC shall issue the Class R-X Certificates which shall be the sole class of residual interests in the Class X REMIC. The Class RX Certificates will be issued as a single certificate in definitive form in a principal amount of $100 and shall have no interest rate. Amounts received by the Class RX Certificates shall be deemed paid from the Class X REMIC.

     The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any actual or potential shortfall (other than for credit losses) to any Trust REMIC regular interest. It is not intended that the Class R, Class RC or Class RX Certificates be entitled to any cash flow pursuant to this Agreement except as provided in Section 4.01(a)(ii)(A)(a) hereunder.

          For any purpose for which the Pass-Through Rates are calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between the monthly day count convention of the Mortgage Loans and the monthly day count convention of the regular interests issued by each of the REMICs. For purposes of calculating the Pass-Through Rates for each of the interests issued by the Lower-Tier REMIC and the Middle-Tier REMIC such rates shall be adjusted to equal a monthly day count convention based on a 30 day month for each Due Period and a 360-day year so that the Mortgage Loans and all regular interests will be using the same monthly day count convention.

          The minimum denomination for each Class of the Offered Certificates will be $50,000 initial Certificate Balance, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R and Class RC Certificates will each be $100 and each will be a 100% Percentage Interest in such Class, (b) the Class RX Certificates will be a 100% Percentage Interest in such Class and (c) the Class P and Class X Certificates will be a 1% Percentage Interest in each such Class.

          Set forth below are designations of Classes of Certificates to the categories used herein:


Book-Entry Certificates......................     All Classes of Certificates other than the Physical Certificates.

Class A Certificates.........................     The Class A-1, Class A-2, Class A-3A and Class A-3B Certificates,
                                                  collectively.

Class B Certificates.........................     The Class B-1 and Class B-2 Certificates, collectively.

Class M Certificates.........................     The Class M-1, Class M-2, Class M-3 and Class M-4 Certificates,
                                                  collectively.

Residual Certificates........................     The Class R, Class RC and Class RX Certificates.


                                                        13


ERISA Restricted                                  The Private Certificates and any Certificate with a rating below
Certificates.................................     the lowest applicable permitted rating under the Underwriters'
                                                  Exemption.

LIBOR Certificates...........................     The Offered Certificates other than the Residual Certificates.

Offered Certificates.........................     All Classes of Certificates other than the Private Certificates.

Private Certificates.........................     The Class B-2, Class P and Class X Certificates.

Physical Certificates........................     The Class R, Class RC, Class RX, Class P and Class X Certificates.

Principal Certificates.......................     The Offered Certificates.

Rating Agencies..............................     Moody's and S&P.

Regular Certificates.........................     All Classes of Certificates other than the Residual Certificates.

Subordinated Certificates....................     The Class M and Class B Certificates.


                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Definitions. Capitalized terms used herein but not defined herein shall have the meanings given them in the applicable Servicing Agreement or Sale Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

   10-K Filing Deadline:  As defined in Section 13.04.

          60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Due Period, two (2) months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

          Account: Any of the Distribution Account or the Excess Reserve Fund Account. Each such Account shall be a separate Eligible Account.

          Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of LIBOR Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for the related Due Period allocated to such Class pursuant to Section 4.02.

          Additional Form 10-D Disclosure: As defined in Section 13.03.

          Additional Form 10-K Disclosure: As defined in Section 13.04.

          Additional Servicer: Each affiliate of each Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the any Servicer, who services 10% or more of the Mortgage Loans. For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

          Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

          Administrative Fee Rate: With respect to any Mortgage Loan, the Master Servicing Fee Rate.

          Administrative Fees: As to each Mortgage Loan, the fees calculated by reference to the Administrative Fee Rate.

          Advance: Any Monthly Advance or Servicing Advance.

          Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Master Servicing and Trust Agreement and all amendments or supplements hereto.

          Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the LIBOR Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

          Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

          Assignment Agreement: A Step 1 Assignment Agreement or a Step 2 Assignment Agreement.

          Auction Call: As defined in Section 9.03(b).

          Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Master Servicer (x) the sum of (without duplication) (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related

Determination Date, together with any Monthly Advances in respect thereof;
(ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Principal Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments (excluding Prepayment Premiums) on the Mortgage Loans received during the related Principal Prepayment Period together with all Compensating Interest paid in connection therewith; (iv) all amounts received with respect to such Distribution Date in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) all amounts received with respect to such Distribution Date in connection with the operation of the Primary Mortgage Insurance Policy;
(vi) all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount received in connection with the substitution of a Mortgage Loan; (vii) all Net Swap Receipt Amounts, if any, less Net Swap Payment Amounts, if any, for such Distribution Date; and (viii) all proceeds received with respect to the termination of the Trust Fund pursuant to clause
(a) of Section 11.01; reduced by (y) all amounts in reimbursement for Monthly Advances and Servicing Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicers, the Depositor, the Master Servicer, the Securities Administrator, the Trustee (or co-trustee) or the Custodians are entitled to be paid or reimbursed pursuant to this Agreement.

          Avelo: Avelo Mortgage, L.L.C., a Delaware limited liability company, and its successors in interest.

          Avelo Call: As defined in Section 11.01.

          Avelo Servicing Agreement: The Flow Servicing Agreement, dated as of January 1, 2006, between Avelo and GSMC, as modified by the related Assignment Agreements.

          Back-Up Certification: As defined in Section 13.06.

          Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

          Basis Risk Carry Forward Amount: With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of LIBOR Certificates is based upon the WAC Cap, the excess, if any, of (i) the amount of interest such Class of Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that Class of Certificates received on such Distribution Date taking into account the WAC Cap and (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of Certificates for such Distribution Date, without giving effect to the WAC Cap).

          Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date, (ii) the

Class X Distributable Amount (prior to any reduction for Basis Risk Payments) or (iii) the amount payable from the Supplemental Interest Trust.

          Book-Entry Certificates: As specified in the Preliminary Statement.

          Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the States of New York, California, Texas, Maryland and Minnesota, (b) with respect to a Servicer, the State in which such Servicer's servicing operations are located, or (c) the State in which the Trustee's operations are located, are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

          Certificate Balance: With respect to any Class of LIBOR Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes). The Class X and Class P Certificates have no Certificate Balance.

          Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

          Certificate Register: The register maintained pursuant to Section
5.02.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Certification Parties: As defined in Section 13.06.

          Certifying Person: As defined in Section 13.06.

          Class: All Certificates bearing the same class designation as set forth in this Agreement.

          Class A Certificates: As specified in the Preliminary Statement.

          Class A-1 Certificates: All Certificates bearing the class designation of "Class A-1."

          Class A-2 Certificates: All Certificates bearing the class designation of "Class A-2."

          Class A-3A Certificates: All Certificates bearing the class designation of "Class A-3A."

          Class A-3B Certificates: All Certificates bearing the class designation of "Class A-3B."

          Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over
(ii) the lesser of (A) 86.40% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class B Certificates: As specified in the Preliminary Statement.

          Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1."

          Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 95.60% and
(y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2."

          Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class B-2 Certificates immediately prior to that Distribution Date over (ii) the lesser of (A) the product of (x) 96.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class IO Shortfall: As defined in Section 8.15. For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class X Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class X Interest on such Distribution Date, all as further provided in Section 8.15.

          Class M Certificates: As specified in the Preliminary Statement.

          Class M-1 Certificates: All Certificates bearing the class designation of "Class M-1."

          Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 89.00% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M-2 Certificates: All Certificates bearing the class designation of "Class M-2."

          Class M-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 91.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M-3 Certificates: All Certificates bearing the class designation of "Class M-3."

          Class M-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 92.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class M-4 Certificates: All Certificates bearing the class designation of "Class M-4."

          Class M-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) 93.60% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

          Class P Certificates: All Certificates bearing the class designation of "Class P."

          Class R Certificates: All Certificates bearing the class designation of "Class R."

          Class RC Certificates: All Certificates bearing the class designation of "Class RC."

          Class RX Certificates: All Certificates bearing the class designation of "Class RX."

          Class X Certificates: All Certificates bearing the class designation of "Class X."

          Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, (ii) as a distribution in respect of principal, any portion of the principal balance of the Class X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid as a Basis Risk Payment.

          Class X Interest: The Upper-Tier Regular Interest as specified and described in the Preliminary Statement and the related footnote thereto.

          Class X REMIC: As defined in the Preliminary Statement.

          Closing Date: August 25, 2006.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          Collection Account: The "Custodial Account" as defined in the applicable Servicing Agreement.

          Commission: The U.S. Securities and Exchange Commission.

          Compensating Interest: For any Distribution Date, each Servicer, other than Wells Fargo and SunTrust, shall provide compensating interest equal to the lesser of (A) the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments and thirty (30) days' interest on the related mortgage loans and
(B) (i) one-half the applicable monthly servicing fee received for the related Distribution Date, in the case of Avelo, NatCity, GreenPoint and Countrywide Servicing or (ii) the applicable monthly servicing fee received for the related Distribution Date, in the case of Wachovia. Wells Fargo and SunTrust will each provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the mortgage loans for the related distribution date resulting from voluntary principal prepayments (in full in the case of Wells Fargo, and in full and in part, in the case of SunTrust) of the mortgage loans during the related prepayment period.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Corporate Trust Office: With respect to the Securities Administrator, the principal office of the Securities Administrator is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, GSAA Home Equity Trust 2006-14, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders. With respect to the Trustee, the principal office of the Trustee at 135 South LaSalle Street, Suite 1511, Chicago, Illinois 60603, Attention: Trust Administration - GS0614, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders.

          Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

        Lower-Tier               Upper-Tier                 Corresponding
     Regular Interest         Regular Interest          Class of Certificates
-----------------------    ---------------------    ---------------------------
Class LT-A-1                      Class A-1                   Class A-1
Class LT-A-2                      Class A-2                   Class A-2
Class LT-A-3A                    Class A-3A                  Class A-3A
Class LT-A-3B                    Class A-3B                  Class A-3B
Class LT-M-1                      Class M-1                   Class M-1
Class LT-M-2                      Class M-2                   Class M-2
Class LT-M-3                      Class M-3                   Class M-3
Class LT-M-4                      Class M-4                   Class M-4
Class LT-B-1                      Class B-1                   Class B-1
Class LT-B-2                      Class B-2                   Class B-2

          Countrywide: Countrywide Home Loans, Inc., a New York corporation, and its successors in interest.

          Countrywide Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the Countrywide Sale Agreement.

          Countrywide Sale Agreement: The Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide, Countrywide Servicing and GSMC, as amended by that certain Amendment Reg AB dated as of January 1, 2006.

          Countrywide Servicing: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors in interest.

          Countrywide Servicing Agreement: The Servicing Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB dated as of January 1, 2006, between Countrywide, Countrywide Servicing and GSMC, as modified by the related Assignment Agreements.

          Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the applicable Custodian or which at any time comes into the possession of that Custodian.

          Custodians: Deutsche Bank, U.S. Bank, JPMorgan and Wells Fargo.

          Cut-off Date: August 1, 2006.

          Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balance of all Mortgage Loans as of the Cut-off Date.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

          Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the Interest Rate Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement)) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement) or with respect to a termination resulting from a Substitution Event (as defined in the Interest Rate Swap Agreement).

          Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Deleted Mortgage Loan: A Mortgage Loan which is purchased or repurchased by any Responsible Party, the Purchaser or the Depositor in accordance with the terms of any Sale Agreement, any Assignment Agreement or this Agreement, as applicable, or which is, in the case of a substitution by any Servicer (if permitted under the applicable Servicing Agreement) or by the Purchaser pursuant to the Assignment Agreements or this Agreement, replaced or to be replaced with a substitute mortgage loan.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

          Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

          Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated "P-1" by Moody's and "A-1" by Standard & Poor's.

          Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: With respect to each Distribution Date, the close of business of the last day of the month preceding the month in which such Remittance Date occurs, or, with respect to the Goldman Conduit Mortgage Loans, the 15th calendar day (or if such 15th day is not a Business Day, the Business Day immediately following such 15th day) of the month of the related Remittance Date.

          Deutsche Bank: Deutsche Bank National Trust Company, a national banking association, and its successors in interest.

          Distribution Account: The separate Eligible Account created by the Securities Administrator pursuant to Section 3.01(b) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Date: The 25th day of each month or, if such day is not a Business Day, the immediately succeeding Business Day, commencing in September 2006.

          Document Certification and Exception Report: The report attached to Exhibit F hereto.

          Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

          Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs, except, in the case of the Goldman Conduit Mortgage Loans, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

          EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

          Eligible Account: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated "A-1+" by Standard & Poor's, "F1" by Fitch and "P-1" by Moody's (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator or the Trustee.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 --- (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

          ERISA-Restricted Certificate: As specified in the Preliminary
Statement.

          Event of Default: As defined in the applicable Servicing Agreement.

          Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

          Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.01(a) in the name of the Securities Administrator as paying agent for the benefit of the Regular Certificateholders and designated "Wells Fargo Bank, National Association, as paying agent, in trust for registered holders of GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          Exchange Act Filing Obligation: The obligations of the Master Servicer under Section 9.04 and Article XIII (except Section 13.07) with respect to notice and information to be provided to the Depositor.

          Exchange Act Reports: Any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust Fund under the Exchange Act.

          Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate, the Administrative Fee Rate and, if set forth on the Mortgage Loan Schedule, the applicable Primary Mortgage Insurance Policy premium rate.

          Expense Fees: As to each Mortgage Loan, the fees calculated by reference to the Expense Fee Rate.

          Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

          Fair Market Value Excess: As defined in Section 11.01.

          Fannie Mae: The Federal National Mortgage Association, and its successors in interest.

          Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in September 2036.

          Fitch: Fitch, Inc.

          FNBN: First National Bank of Nevada, a national banking association, and its successors in interest.

          FNBN Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the FNBN Sale and Servicing Agreement.

          FNBN Sale and Servicing Agreement: The Amended and Restated Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of November 1, 2005, between FNBN and GSMC, as modified by the related Assignment Agreements.

          Form 8-K Disclosure Information: As defined in Section 13.02.

          Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

          Goldman Conduit: Goldman Sachs Residential Mortgage Conduit Program.

          Goldman Conduit Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the applicable Goldman Conduit Sale Agreements.

          Goldman Conduit Sale Agreements: The Master Loan Purchase Agreements, between various mortgage loan sellers and GSMC, dated as of their respective dates, as modified by the related Assignment Agreements.

          GreenPoint: GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors in interest.

          GreenPoint Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the GreenPoint Sale Agreement.

          GreenPoint Sale Agreement: Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint, Inc. and GSMC.

          GreenPoint Servicing Agreement: Servicing Agreement, dated as of November 1, 2005, between GreenPoint and GSMC, as modified by the related Assignment Agreements.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interest Accrual Period: With respect to any Distribution Date, with respect to the LIBOR Certificates, the period commencing on the immediately preceding Distribution Date (or commencing on the Closing Date in the case of the first Distribution Date) and ending on the day immediately preceding the current Distribution Date the calendar month immediately preceding the month in which such Distribution Date occurs. For purposes of computing interest accruals on each Class of LIBOR Certificates, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days.

          Interest Rate Swap Agreement: The interest rate swap agreement, dated as of August 16, 2006, between the GSAA Home Equity Trust 2006-14 and the Swap Provider and assigned to the Supplemental Interest Trust or any other swap agreement (including any related schedules) assigned to the Supplemental Interest Trust.

          Interest Remittance Amount: With respect to any Distribution Date, that portion of Available Funds attributable to interest relating to the Mortgage Loans and any Net Swap Receipt Amount attributable for such Distribution Date, net of any Net Swap Payment Amount made with respect to such Distribution Date, and that portion of Available Funds attributable to monies received under the operation of the Primary Mortgage Insurance Policy for such Distribution Date.

          Investment Account: As defined in Section 3.02(a).

          Item 1119 Party: The Depositor, the Master Servicer, the Trustee, any Servicer, any subservicer, any originator identified in the Prospectus Supplement and any Swap Provider.

          JPMorgan: JPMorgan Chase Bank, National Association, a national banking association, and its successors in interest.

          LaSalle: LaSalle Bank National Association, a national banking association, and its successors in interest.

          LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Securities Administrator shall request the principal London office of each of the

Reference Banks to provide a quotation of its rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two (2) quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar deposits of leading European banks. The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculations based thereon, in the absence of manifest error, shall be final and binding. Except as otherwise set forth herein, absent manifest error, the Securities Administrator may conclusively rely on quotations of LIBOR as such quotations appear on Telerate Screen Page 3750.

          LIBOR Certificates: As specified in the Preliminary Statement.

          LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

          Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the Principal Prepayment Period preceding the month of such Distribution Date and as to which the applicable Servicer has certified that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any Subsequent Recoveries.

          London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

          Lower-Tier Principal Amount: As described in the Preliminary
Statement.

          Lower-Tier Regular Interest: As described in the Preliminary
Statement.

          Lower-Tier REMIC: As described in the Preliminary Statement.

          Majority Class X Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class X Certificates.

          Master Servicer: Wells Fargo, and if a successor master servicer is appointed hereunder, such successor.

          Master Servicer Event of Default: As defined in Section 9.04.

          Master Servicer Float Period: As to any Distribution Date and each Mortgage Loan, the period commencing on the fourth calendar day immediately preceding such Distribution Date and ending on such Distribution Date.

          MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

          MERS Loan: Any Mortgage Loan registered with MERS on the MERS
System.

          MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

          Monthly Advance: As defined in the applicable Servicing Agreement.

          Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

          Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.02.

          Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor and the Servicer.

          Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

          Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

          Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

          Mortgage Loan: An individual Mortgage Loan which is the subject of a Sale Agreement and a Servicing Agreement, each Mortgage Loan originally sold and subject to any Sale Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Prepayment Premiums, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

          Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

          Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I (which shall be delivered to the Custodians in an electronic format acceptable to the

Custodians), such schedule setting forth the following information with respect to each Mortgage Loan: (1) Responsible Party's Mortgage Loan number;
(2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgagor is self-employed; (4) a code indicating whether the Mortgaged Property is owner-occupied, investment property or a second home; (5) a code indicating whether the Mortgaged Property is a single family residence, two family residence, three-family residence, four family residence, condominium, manufactured housing or planned unit development; (6) the purpose of the Mortgage Loan; (7) the type of Mortgage Loan; (8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate;
(10) the name of the applicable Servicer; (11) the applicable Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity;
(14) the remaining term to maturity; (15) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (16) the LTV at origination and if the Mortgage Loan has a second lien, combined LTV at origination; (17) the actual principal balance of the Mortgage Loan as of the Cut-off Date; (18) social security number of the Mortgagor; (19) a code indicating whether the Mortgage Loan had a second lien at origination; (20) if the Mortgage Loan has a second lien, combined loan balance as of the Cut-off Date; (21) a code indicating whether the Mortgaged Property is a leasehold estate; (22) the due date of the Mortgage Loan; (23) whether the Mortgage Loan is insured by a Mortgage Insurance Policy and the name of the insurer; (24) the certificate number of the Mortgage Insurance Policy; (25) the amount of coverage of the Primary Mortgage Insurance Policy, if it is a lender-paid Primary Mortgage Insurance Policy or a Primary Mortgage Insurance Policy paid for on behalf of the Trust, the premium rate; (26) the premium tax information for each mortgage loan covered by the Primary Mortgage Insurance Policy; (27) the type of appraisal; (28) a code indicating whether the Mortgage Loan is a MERS Loan; (29) documentation type (including asset and income type); (30) first payment date; (31) the schedule of the payment delinquencies in the prior 12 months; (32) FICO score; (33) the Mortgagor's name; (34) the stated maturity date; (35) the original principal amount of the Mortgage Loan; and
(36) the name of the applicable Custodian.

          Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

          Mortgagor: The obligor on a Mortgage Note.

          NatCity: National City Mortgage Co., an Ohio corporation, and its successors in interest.

          NatCity Mortgage Loans: The Mortgage Loans acquired by the Purchaser pursuant to the NatCity Sale and Servicing Agreement.

          NatCity Sale and Servicing Agreement: The Second Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, between NatCity and GSMC, as modified by the applicable Assignment Agreements.

          Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to subsection 4.01(a)(iii) (before giving effect to distributions pursuant to such subsection).

          Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls exceeds the sum of the Compensating Interest payments made on such Distribution Date.

          Net Swap Payment Amount: With respect to any Distribution Date, the Fixed Amount (as defined in the Interest Rate Swap Agreement) payable by the Supplemental Interest Trust to the Swap Provider, pursuant to the applicable clauses of the Priorities of Distribution, on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

          Net Swap Receipt Amount: With respect to any Distribution Date, the Floating Amount (as defined in the Interest Rate Swap Agreement) payable by the Swap Provider to the Supplemental Interest Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

          NIM Issuer: The entity established as the issuer of the NIM
Securities.

          NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class P and Class X Certificates.

          NIM Trustee: The trustee for the NIM Securities.

          Non Permitted Transferee: As defined in Section 8.12(e).

          Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

          Nonrecoverable Servicing Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer (in accordance with the related Servicing Standard set forth in the related Servicing Agreement), the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

          Notice of Final Distribution: The notice to be provided pursuant to
Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Offered Certificates: As specified in the Preliminary Statement.

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of any Servicer or any Responsible Party, and delivered to the Trustee and the Securities Administrator, as required by any Servicing Agreement or Sale Agreement or, in the case of any other Person, signed by an authorized officer of such Person.

          Opinion of Counsel: A written opinion of counsel, who may be in house counsel for the applicable Servicer, reasonably acceptable to the Trustee and/or the Securities Administrator, as applicable (and/or such other Persons as may be set forth herein); provided, that any Opinion of Counsel relating to (a) qualification of any Trust REMIC or (b) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the applicable Servicer or the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the applicable Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and
(iii) is not connected with the applicable Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

          Optional Termination Date: The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10.00% or less of the Cut-off Date Pool Principal Balance.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

     (i) Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

     (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the LIBOR Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

          Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

          Overcollateralization Floor: With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

          Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

          Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Par Value: an amount equal to the greater of (a) the sum of (1) 100% of the unpaid principal balance of the Mortgage Loans (other than Mortgage Loans related to REO Properties), (2) interest accrued and unpaid on the Mortgage Loans, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee, (4) any expenses incurred during the exercise of the Auction Call and (5) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and
(y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee,
(4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider and (5) with respect to any REO Property, the lesser of (x) the appraised value of each REO Property, as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer or its designee, and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, and (b) the sum of (1) the aggregate unpaid Class Certificate Balance of each class of certificates then outstanding, (2) interest accrued and unpaid on the certificates, (3) any unreimbursed P&I Advances, fees and expenses of the Master Servicer, the Securities Administrator and the Trustee and (4) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider.

          Pass-Through Rate: For each Class of Certificates and each Lower-Tier Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

     (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

     (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than ninety (90) days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than thirty (30) days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P-1 by Moody's and A-1+ by S&P;

     (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

     (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

     (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than thirty (30) days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

     (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAAm" or "AAAm-G" by Standard & Poor's and, if rated by Fitch, at least "AA" by Fitch; and

     (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

          Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Freddie Mac, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates: As specified in the Preliminary Statement.

          P&I Advances: Advances made by the servicers or the Master Servicer (including the Trustee as successor master servicer and any other successor master servicer) with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee or the master servicing fee, as applicable.

          Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

          Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was during the related Principal Prepayment Period the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Principal Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the applicable Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Principal Prepayment Period.

          Prepayment Premium: Any prepayment premium, penalty or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by law.

          Primary Mortgage Insurance Policy: The GSAA Home Equity Trust 2006-14 Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0002-0, PMI Bulk Deal No.: 2006-0740, dated August 25, 2006.

          Principal Certificates: As specified in the Preliminary Statement.

          Principal Distribution Amount: For any Distribution Date, the sum of
(i) the Basic Principal Distribution Amount for such Distribution Date and
(ii) the Extra Principal Distribution Amount for such Distribution Date.

          Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage
Loan) which is received in advance of its scheduled Due Date, including any Prepayment Premium, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

          Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

          Principal Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

          Principal Remittance Amount: With respect to any Distribution Date and the Mortgage Loans, the amount equal to the sum of the following amounts (without duplication): (i) all scheduled payments of principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any Monthly Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds allocable to principal and received during the related Principal Prepayment Period; (iii) all Principal Prepayments allocable to principal and received during the related Principal Prepayment Period; (iv) all amounts received with respect to such Distribution Date representing the portion of the purchase price allocable to principal in connection with a purchase or repurchase of a Deleted Mortgage Loan; (v) principal portion of all amounts received with respect to such Distribution Date as a Substitution Adjustment Amount and received in connection with the substitution of a Mortgage Loan and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section
11.01 (to the extent such proceeds relate to principal).

          Private Certificates: As specified in the Preliminary Statement.

          Prospectus Supplement: The Prospectus Supplement, dated August 23, 2006, relating to the Offered Certificates.

          PTCE: Prohibited Transaction Class Exemption, issued by the U.S. Department of Labor.

          PUD: A planned unit development.

          Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

          Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 12.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Servicer.

          Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of any amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

          Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Definitive Certificate issued pursuant to
Section 5.02(e), the Record Date shall be the close of business on the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

          Reference Bank: As defined in Section 4.04.

          Regular Certificates: As specified in the Preliminary Statement.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers' Civil Relief Act of 1940 or any similar state statutes.

          REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          Remittance Date: With respect to any Distribution Date, the 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such 18th day) of the month in which such Distribution Date occurs.

          REO Disposition: The final sale by the Servicer of any REO Property.

          REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Reportable Event: As defined in Section 13.02.

          Reporting Party: The Depositor, any Originator, the Master Servicer, any Servicer, any originator defined in the Prospectus Supplement, any swap or corridor contract counterparty, any credit enhancement provider described herein and any other material transaction party (excluding the Trustee and the Custodians) as may be mutually agreed between the Depositor and the Master Servicer from time to time for the purpose of complying with the requirements of the Commission.

          Reporting Servicer: As defined in Section 13.04.

          Reporting Subcontractor: With respect to the Master Servicer or the Securities Administrator, any Subcontractor determined by such Person pursuant to Section 11.08(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. References to a Reporting Subcontractor shall refer only to the Subcontractor of such Person and shall not refer to Subcontractors generally.

          Residual Certificates: As specified in the Preliminary Statement.

          Responsible Officer: When used with respect to the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Securities Administrator or the Master Servicer, customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement. When used with respect to the Trustee, any officer of the Trustee having direct responsibility for the administration of this transaction, or to whom corporate trust matters are referred because of that officer's knowledge of and familiarity with the particular subject.

          Responsible Party: Countrywide, GreenPoint, NatCity, Wells Fargo and SunTrust, each in its capacity as seller under the applicable Sale Agreement. With respect to the Goldman Conduit Mortgage Loans, the Purchaser.

          Rule 144A: Rule 144A under the Securities Act.

          Rule 144A Letter: As defined in Section 5.02(b).

          Sale Agreement: Each of the Countrywide Sale Agreement, the NatCity Sale and Servicing Agreement, the GreenPoint Sale Agreement, the Wells Fargo Sale and Servicing Agreement, the SunTrust Sale and Servicing Agreement, the Wachovia Servicing Agreement and the Goldman Conduit Sale Agreement.

          Sarbanes-Oxley Certification: As defined in Section 13.06.

          Securities Act: The Securities Act of 1933, as amended.

          Securities Administrator: Wells Fargo, and if a successor securities administrator is appointed hereunder, such successor.

          Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

          Senior Specified Enhancement Percentage: As of any date of determination, 11.50%.

          Sequential Trigger Event: An event which occurs, if (x) on any Distribution Date before the 37th Distribution Date the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the cut-off date exceeds 0.550%, or (y) on or after the 37th Distribution Date, a Trigger Event is in effect.

          Servicer: Each of Avelo, Countrywide Servicing, GreenPoint, NatCity, Wells Fargo, SunTrust and Wachovia, in its capacity as servicer under the related Servicing Agreement, or any successor servicer appointed pursuant to such Servicing Agreement.

          Servicing Advances: As defined in the related Servicing Agreement.

          Servicing Agreement: Each of the Avelo Servicing Agreement, the Countrywide Servicing Agreement, the GreenPoint Servicing Agreement, the NatCity Sale and Servicing Agreement, the Wells Fargo Sale and Servicing Agreement, the SunTrust Sale and Servicing Agreement and the Wachovia Servicing Agreement.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as the same may be amended from time to time.

          Servicing Fee: As defined in the related Servicing Agreement.

          Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate for such Mortgage Loan specified on the Mortgage Loan Schedule.

          Servicing File: As defined in the applicable Servicing Agreement.

          Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and any Custodian, that is performing activities addressed by the Servicing Criteria.

          Similar Law: As defined in Section 5.02(b).

          Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 0.65% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 1.30% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter be zero.

          Standard & Poor's or S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group - GSAA Home Equity Trust 2006-14, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Servicer.

          Startup Day: The Closing Date.

          Stated Principal Balance: As to each Mortgage Loan and as of any Determination Date, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received or advanced prior to the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Principal Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Principal Prepayment Period shall be zero.

          Step 1 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Purchaser, Countrywide and the Depositor, (ii) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Purchaser, GreenPoint and the Depositor; (iii) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Purchaser, Avelo and the Depositor; (iv) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Purchaser, NatCity and the Depositor; (v) Assignment, Assumption and

Recognition Agreement, dated as of August 25, 2006, between the Purchaser, SunTrust and the Depositor; (vi) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Purchaser, Wells Fargo and the Depositor; and (vii) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Purchaser, Wachovia and the Depositor.

          Step 2 Assignment Agreement: Each of the (i) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Depositor, the Master Servicer, the Trustee, Countrywide and Countrywide Servicing; (ii) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Depositor, the Master Servicer, the Trustee and GreenPoint; (iii) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Depositor, the Master Servicer, the Trustee and Avelo; (iv) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Depositor, the Master Servicer, the Trustee and NatCity; (v) Assignment, Assumption and Recognition Agreement, dated August 25, between the Depositor, the Master Servicer, the Trustee and SunTrust; (vi) Assignment, Assumption and Recognition Agreement, dated August 25, between the Depositor, the Master Servicer, the Trustee and Wells Fargo; and (vii) Assignment, Assumption and Recognition Agreement, dated as of August 25, 2006, between the Depositor, the Master Servicer, the Trustee and Wachovia.

          Stepdown Date: The earlier to occur of (a) the date on which the aggregate Class Certificate Balance of the Class A Certificates has been reduced to zero and (b) the later to occur of (i) the Distribution Date in July 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Master Servicer, any Servicer, any subservicer or the Securities Administrator, as the case may be.

          Subordinated Certificates: As specified in the Preliminary
Statement.

          Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

          Substitution Adjustment Amount: With respect to any Servicing Agreement or Sale Agreement, as applicable, in which substitution is permitted, or with respect to a Mortgage Loan substituted by the Purchaser, an amount of cash received from the applicable Servicer or the Purchaser, as applicable, in connection with a substitution for a Deleted Mortgage Loan.

          SunTrust: SunTrust Mortgage, Inc., a Virginia corporation, and its successor in interest.

          SunTrust Mortgage Loans: The Mortgage Loans acquired by the Purchaser from SunTrust pursuant to the SunTrust Sale Agreement.

          SunTrust Sale and Servicing Agreement: Amended and Restated Flow Seller's Warranties and Servicing Agreement, dated as of December 1, 2005, between Goldman Sachs Mortgage Company and SunTrust Mortgage, Inc.

          Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.05 of this Agreement, consisting of the Interest Rate Swap Agreement, subject to the obligation to pay amounts specified in Section 4.05.

          Swap Provider: Swiss Re Financial Products Corporation, a Delaware corporation, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

          Swap Termination Payment: Any payment payable by the Supplemental Interest Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

          Tax Matters Person: The Holder of the Class R, Class RC and Class RX Certificates is designated as "tax matters person" of the Lower-Tier REMIC, Middle-Tier REMIC and the Upper-Tier REMIC, respectively, in the manner provided under Treasury Regulations Section 1.806F-4(d) and Treasury Regulations Section 301.6234(a)(7)-1.

          Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

          Termination Price: As defined in Section 11.01.

          Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected (prior to the related Remittance Date) or advanced on the Mortgage Loans for Due Dates during the related Due Period (net of Expense Fees) plus the Net Swap Receipt Amount and minus any Net Swap Payment Amount over (ii) the sum of the interest payable to the LIBOR Certificates on such Distribution Date pursuant to
Section 4.01(a)(i).

          Transaction Documents: This Agreement, the Interest Rate Swap Agreement, the Assignment Agreements and any other document or agreement entered into in connection with the Trust Fund, the Certificates or the Mortgage Loans.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

          Transfer Affidavit: As defined in Section 5.02(c)(ii).

          Transferor Certificate: As defined in Section 5.02(b).

          Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) on such Distribution Date the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, and (y) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period equals or exceeds 40.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Principal Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance exceeds the applicable percentages set forth below with respect to such Distribution Date:


        Distribution Date Occurring In                                          Loss Percentage
        ------------------------------                                          ---------------

        September 2008 - August 2009                        0.250% for the first month, plus an additional 1/12th
                                                            of 0.300% for each month thereafter (e.g.,
                                                            approximately 0.275% in October 2008)

        September 2009 - August 2010                        0.550% for the first month, plus an additional 1/12th
                                                            of 0.400% for each month thereafter (e.g.,
                                                            approximately 0.583% in October 2009)

        September 2010 - August 2011                        0.950% for the first month, plus an additional 1/12th
                                                            of 0.450% for each month thereafter (e.g.,
                                                            approximately 0.988% in October 2010)

        September 2011 - August 2012                        1.400% for the first month, plus an additional 1/12th
                                                            of 0.250% for each month thereafter (e.g.,
                                                            approximately 1.421% in October 2011)

        September 2012 and thereafter                                                1.650%



          Trust: The express trust created hereunder in Section 2.01(c).

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Interest Rate Swap Agreement and all amounts received thereunder; (iii) the Primary Mortgage Insurance Policy, and all amounts received thereunder; (iv) the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (v) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (vi) the rights of the Trust under the Step 2 Assignment Agreements; (vii) the Supplemental Interest Trust; and
(viii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing. The Trust Fund created hereunder is referred to as the GSAA Home Equity Trust 2006-14.

          Trust REMIC: As specified in the Preliminary Statement.

          Trustee: LaSalle, and its successors in interest, and, if a successor trustee is appointed hereunder, such successor.

          Underwriters' Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487
(2002), or amended by Prohibited Transaction Exemption 2002-19, 67 Fed. Reg. 14979, or any successor exemption.

          Unpaid Interest Amount: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from Distribution Dates remaining unpaid prior to the current Distribution Date and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

          U.S. Bank: U.S. Bank National Association, a national banking association, and its successors in interest.

          U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia;
(iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

          Upper-Tier Regular Interest: As described in the Preliminary
Statement.

          Upper-Tier REMIC: As described in the Preliminary Statement.

          Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

          WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) the sum of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect on the beginning of the related Due Period on the Mortgage Loans, and (B) the Net Swap Receipt Amount, if any, less the Net Swap Payment Amount, if any, divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12 and (ii) 30 divided by the actual number of days in the related Interest Accrual Period, in the case of the LIBOR Certificates.

          Wachovia: Wachovia Mortgage Corporation, a North Carolina corporation, and its successors in interest.

          Wachovia Servicing Agreement: The Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006, between Wachovia and GSMC.

          Wells Fargo: Wells Fargo Bank, National Association, a national banking association, and its successors in interest.

          Wells Fargo Mortgage Loans: The Mortgage Loans acquired by the Purchaser from Wells Fargo pursuant to the Wells Fargo Sale and Servicing Agreement.

          Wells Fargo Sale and Servicing Agreement: The Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005, between Wells Fargo Bank, National Association and Goldman Sachs Mortgage Company, as modified by the related Assignment Agreements.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

          (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the applicable Custodian on behalf of the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each applicable Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

          (ii) The original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Purchaser), unless the Mortgage Loan is a MERS Loan, and in the case of the SunTrust Mortgage Loans, blanket assignments for Mortgage Loans secured by Mortgaged Properties in jurisdictions where permitted by Applicable Law;

          (iii) personal endorsement, surety and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if any);

          (iv) the related original Mortgage and evidence of its recording or a certified copy of the Mortgage with evidence of recording;

          (v) originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

          (vi) originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

          (vii) if applicable to the files held by the applicable Custodian, an original or copy of a title insurance policy or evidence of title;

          (viii) to the extent applicable, an original power of attorney;

          (ix) for each Mortgage Loan (if applicable to the files held by the applicable Custodian) with respect to which the Mortgagor's name as it appears on the note does not match the borrower's name on the Mortgage Loan Schedule, one of the following: the original of the assumption agreement, or a certified copy thereof, in either case with evidence of recording thereon if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not so required, an original or copy of such assumption agreement;

          (x) if applicable to the files held by the applicable Custodian, a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any; and

          (xi) with respect to each Mortgage Loan, the complete Custodial File including all items as set forth in the applicable Servicing Agreement to the extent in the possession of the Depositor or the Depositor's Agents.

          The Depositor shall deliver or cause each Responsible Party to deliver to each Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

          From time to time, pursuant to the applicable Sale Agreement, the Responsible Party may forward to the applicable Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage

Loan, in accordance with the terms of the applicable Sale Agreement. All such mortgage documents held by the Custodians as to each Mortgage Loan shall constitute the "Custodial File."

          On or prior to the Closing Date, the Depositor shall deliver to the Custodians Assignments of Mortgages (except in the case of MERS Loans), in blank, for each applicable Mortgage Loan. On the Closing Date, the Depositor shall provide a written request to each Responsible Party to submit the Assignments of Mortgage for recordation, at the Responsible Party's expense, pursuant to the applicable Sale Agreement. Each Custodian shall deliver the Assignment of Mortgages to be submitted for recordation to the applicable Responsible Party upon receipt of a written request for release in standard and customary form as set forth in Exhibit L, Exhibit L-1, Exhibit L-2 or Exhibit L-3, as applicable.

          On or prior to the Closing Date, the Depositor shall deliver to the Custodians and the Master Servicer a copy of the Mortgage Loan Schedule in electronic, machine readable medium in a form mutually acceptable to the Depositor, the applicable Custodian, the Master Servicer and the Trustee.

          In the event that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within the time period and in the manner specified in the applicable Sale Agreement, the Trustee shall take or cause to be taken such remedial actions under the Sale Agreement against the applicable Responsible Party as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the applicable Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the applicable Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of an officer of the applicable Responsible Party, confirming that such document has been accepted for recording.

          Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the applicable Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

          (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAA Home Equity Trust 2006-14" and LaSalle is hereby appointed as Trustee in accordance with the provisions of this Agreement.

          (d) It is the policy and intention of the Trust that none of the Mortgage Loans included in the Trust is (a) covered by the Home Ownership and Equity Protection Act of 1994, or (b) considered a "high cost home," "threshold," "predatory" or "covered" loan (excluding "covered home loans" as defined under clause (1) of the definition of "covered home loans" in the New Jersey Home Ownership Security Act of 2002) under applicable state, federal or local laws.

          Section 2.02 Acceptance by the Custodians of the Mortgage Loans. Each Custodian acknowledges receipt of the documents identified in the Initial Certification, subject to any exceptions listed on the exception report attached thereto, in the form annexed hereto as Exhibit E, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. Deutsche Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies, JPMorgan, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Texas, unless otherwise permitted by the Rating Agencies, U.S. Bank, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Rating Agencies and Wells Fargo, as Custodian, acknowledges that it will maintain possession of the related Mortgage Notes in the State of Minnesota, unless otherwise permitted by the Rating Agencies.

          Prior to and as a condition to the Closing, each Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage, subject to any exceptions listed on the exception report attached thereto, for each Mortgage Loan. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

          On the Closing Date, each Custodian shall ascertain that all documents required to be delivered to it on or prior to the Closing Date are in its possession, subject to any exceptions listed on the exception report attached thereto, and shall deliver to the Depositor and the Trustee an Initial Certification, in the form annexed hereto as Exhibit E, and shall deliver to the Depositor and the Trustee a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, within ninety (90) days after the Closing Date to the effect that, as to each applicable Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be delivered to it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, as to Deutsche Bank, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct;
(iv) based on its examination and only as to the foregoing documents, as to JPMorgan, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (v) based on its examination and only as to the foregoing documents, as to U.S. Bank, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; (vi) based on its examination and only as to the foregoing documents, as to Wells Fargo, the information set forth in items 2, 8, 33, and 34 of the Mortgage Loan Schedule respecting such Mortgage Loan is correct; and (vii) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement. None of the Custodians shall be responsible for verifying the validity, sufficiency or genuineness of any document in any Custodial File.

          Each Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

          Each Custodian shall notify the Trustee and the Depositor of any Mortgage Loans that do not conform to the requirements of Sections 2.01 and
2.02 hereof by delivery of the Document Certification and Exception Report. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall undertake commercially reasonable efforts to enforce the obligation of the Responsible Parties to cure or repurchase Mortgage Loans that do not conform to such requirements as determined in the applicable Custodian's review as required herein, or based upon notification from the Master Servicer (who shall be entitled to rely on information regarding any such defaults by a Responsible Party that has been provided by the applicable Servicer for purposes of providing such notification to the Trustee), by notifying the applicable Responsible Party to correct or cure such default. In its capacity as "Assignee" under the Step 2 Assignment Agreements, the Trustee shall also undertake commercially reasonable efforts to enforce the obligation of the Responsible Parties under the Sale Agreements, and to the extent applicable, of any Servicer under the Servicing Agreements, and of the Purchaser under the Step 1 Assignment Agreements to cure or repurchase Mortgage Loans for which there is a defect or a breach of a representation or warranty thereunder of which a Responsible Officer of the Trustee has actual knowledge, by notifying the applicable party to correct or cure such default. If the Trustee obtains actual knowledge that any Servicer, any Responsible Party or the Purchaser, as the case may be, fails or is unable to correct or cure the defect or breach within the period set forth in the applicable agreement, the Trustee shall notify the Depositor of such failure to correct or cure. Unless otherwise directed by the Depositor within five (5) Business Days after notifying the Depositor of such failure by the applicable party to correct or cure, the Trustee shall notify such party to repurchase the Mortgage Loan. If, within ten (10) Business Days of receipt of such notice by such party, such party fails to repurchase such Mortgage Loan, the Trustee shall notify the Depositor of such failure. The Trustee shall pursue all legal remedies available to the Trustee against the Servicers, the Responsible Parties and the Purchaser, as applicable, under this Agreement, if the Trustee has received written notice from the Depositor directing the Trustee to pursue such remedies and the Trustee shall be entitled to reimbursement from the Trust Fund for any reasonable expenses incurred in pursuing such remedies.

          Section 2.03 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

          Section 2.04 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is September 25, 2036, which is the Distribution Date following the latest Mortgage Loan maturity date. Amounts paid to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment) shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class X Interest and from the Class X REMIC to the holders of the Class X Certificates prior to distribution of Basis Risk Payments to the LIBOR Certificates.

   Amounts distributable to the Class X Certificates (prior to any reduction for any Net Swap Receipt Amounts, Net Swap Payment Amounts or Swap Termination Payment), shall be deemed paid from the Class X REMIC to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the LIBOR Certificates.

          For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of their Pass Through Rate, calculated by substituting the REMIC Cap for the applicable cap in respect of the related Certificates shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any excess of the REMIC Cap over the amount distributable on such Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.14.

          Section 2.05 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

          (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

          (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

          (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

          (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04 hereof.

          It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the respective Custodial Files to the Custodians, and shall inure to the benefit and to Certificateholders.

          Section 2.06 Representations and Warranties of JPMorgan. JPMorgan, as Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of association or by laws of such Custodian.

          Section 2.07 Representations and Warranties of Deutsche Bank. Deutsche Bank, in its capacity as a Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

          Section 2.08 Representations and Warranties of U.S. Bank. U.S. Bank hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

          Section 2.09 Representations and Warranties of Wells Fargo. Wells Fargo, in its capacity as a Custodian, hereby represents and warrants to the Depositor, the Master Servicer and the Trustee, as of the Closing Date:

          (a) Such Custodian is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by such Custodian or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

          (b) Such Custodian has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of such Custodian the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of such Custodian, enforceable against such Custodian in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) The execution and delivery of this Agreement by such Custodian, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of such Custodian and will not result in a material breach of any term or provision of the articles of incorporation or by laws of such Custodian.

                                  ARTICLE III

                                TRUST ACCOUNTS

          Section 3.01 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account to receive any Basis Risk Payment and to secure their limited recourse obligation to pay to the LIBOR Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipt Amounts). On each Distribution Date, the Securities Administrator shall deposit the amount of any Basis Risk Payment received by it for such date into the Excess Reserve Fund Account. For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the LIBOR Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

          On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class or Classes of LIBOR Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account, to the extent of funds available therefor in the Distribution Account, and deposit in the Excess Reserve Fund Account, as set forth in Section 4.01(a)(iii)(e), the lesser of (x) the Class X Distributable Amount (without regard to the reduction in clause (iii) of the definition thereof with respect to Basis Risk Payments) (to the extent remaining after the distributions specified in Sections 4.01(a)(iii)(a)-(d)) and (y) the aggregate Basis Risk Carry Forward Amount of the LIBOR Certificates for such Distribution Date and (2) withdraw from the Excess Reserve Fund Account and the Supplemental Interest Account amounts necessary (including Net Swap Payment Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider)) to pay to such Class or Classes of Certificates the related Basis Risk Carry Forward Amount. Such payments shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.01(a)(iii)(e).

          The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders. For all federal income tax purposes, amounts transferred to the Excess Reserve Fund Account shall be treated as distributions by the Securities Administrator from the Upper-Tier REMIC to the Class X Interest and from the Class X REMIC to the Class X Certificates and then contributed by the Class X Certificateholders to the Excess Reserve Fund Account.

          Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the Principal Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and then to the respective Class or Classes of LIBOR Certificates in accordance with the priority of payments in this Section 3.01. In addition, the Securities Administrator shall account for the Principal Certificateholders' rights to receive payments of Basis Risk Carry Forward Amounts as rights in a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of the Holders of each such Class.

          Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any distributions from the Excess Reserve Fund Account except as expressly set forth in this Section 3.01(a).

          (b) The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The amount remitted by the Servicer to the Master Servicer on each Remittance Date shall be credited to the Distribution Account within two (2) Business Days once the amounts are identified as a remittance in connection with the Trust and reconciled to the reports provided by the Servicer. The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements;

          (ii) any amounts remitted as a result of the operation of the Primary Mortgage Insurance Policy;

          (iii) any Net Swap Receipt Amounts or Swap Termination Payments (other than amounts received pursuant to an ISDA Credit Support Annex negotiated between the Trust and the Swap Provider) remitted by the Swap Provider; and

          (iv) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that any Servicer shall remit any amount not required to be remitted pursuant to the applicable Servicing Agreement, and such Servicer directs the Master Servicer in writing to withdraw such amount from the Distribution Account, the Master Servicer shall return such funds to the applicable Servicer. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 4.01.

          (c) From time to time, the Securities Administrator may also establish any other accounts for the purposes of carrying out its duties hereunder (including, without limitation, any account necessary under the Interest Rate Swap Agreement).

          Section 3.02 Investment of Funds in the Distribution Account. (a) Other than during the Master Servicer Float Period, the Depositor shall direct the investment of funds held in the Distribution Account in one or more Permitted Investments. Absent such direction, the Securities Administrator shall invest such funds during such period in the Wells Fargo Advantage Prime Investment Money Market Fund so long as such fund is a Permitted Investment. The Securities Administrator may (but shall not be obligated to) invest funds in the Distribution Account during the Master Servicer Float Period (for purposes of this Section 3.02, such Account is referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, or maturing on such Distribution Date, in the case of an investment that is an obligation of Wells Fargo, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Securities Administrator. The Securities Administrator shall be entitled to sole possession over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Securities Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Securities Administrator. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Securities Administrator may:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

          (b) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Master Servicer Float Period shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 10.05.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Securities Administrator shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Depositor shall be liable to the Trust for any loss on any investment of funds in the Distribution Account other than during the Master Servicer Float Period and the Securities Administrator shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.02 only during the Master Servicer Float Period, and the Depositor or the Securities Administrator, as the case may be, shall deposit funds in the amount of such loss in the Distribution Account promptly after such loss is incurred.

          (d) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation is not payable or reimbursable under Section 8.06 of this Agreement.

          (e) In order to comply with its duties under the USA PATRIOT Act of 2001, LaSalle, as Trustee, and U.S. Bank, JPMorgan and Wells Fargo, each as a Custodian, may obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

          (f) In order to comply with laws, rules and regulations applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering, Deutsche Bank as a Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Deutsche Bank. Accordingly, each of the parties agrees to provide to Deutsche Bank upon its request from time to time such party's complete name, address, tax identification number and such other identifying information together with copies of such party's constituting documentation, securities disclosure documentation and such other identifying documentation as may be available for such party.

                                  ARTICLE IV

                                 DISTRIBUTIONS

          Section 4.01 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

          (i) to the holders of each Class of LIBOR Certificates and to the Supplemental Interest Trust in the following order of priority:

               (A) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payment Amounts and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

               (B) from the Interest Remittance Amounts, pro rata (based on the Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts, distributable to each Class of Class A Certificates), to each of the Class A Certificates, the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts for each Class of the Class A Certificates from prior Distribution Dates;

               (C) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

               (D) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

          (ii) (A) on each Distribution Date (x) prior to the Stepdown Date or
     (y) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of LIBOR Certificates and Residual Certificates then entitled to distributions of principal, from Available Funds remaining after making distributions pursuant to clause (a)(i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                    (1) concurrently, to the Class R, Class RC and Class RX
               Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                    (2) concurrently, to the Class A Certificates, in the
               following order of priority:

                         (x) sequentially, to the Class A-1 and Class A-2
                    Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

                         (y) concurrently, to the Class A-3A and Class A-3B
                    Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3A and Class A-3B Certificates will be allocated first to the Class A-3A Certificates, until its Class Certificate Balance has been reduced to zero, and then to the Class A-3B Certificates, until its Class Certificate Balance has been reduced to zero;

                    (3) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class B-1 and Class B-2 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

               (B) on each Distribution Date (x) on and after the Stepdown Date and (y) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of LIBOR Certificates then entitled to distribution of principal from Available Funds remaining after making distributions pursuant to clause (i) above, an amount equal to the Principal Distribution Amount in the following order of priority:

                    (1) to the Class A Certificates, the lesser of (x) the
               Principal Distribution Amount and (y) the Class A Principal Distribution Amount allocated among those classes in the following order of priority:

                         (x) sequentially, to the Class A-1 and Class A-2
                    Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero; and

                         (y) concurrently, to the Class A-3A and Class A-3B
                    Certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero;

                    (2) to the Class M-1 Certificates, the lesser of (x) the
               excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
               (ii)(B)(1) above and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                    (3) to the Class M-2 Certificates, the lesser of (x) the
               excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
               (ii)(B)(1) above and to the Class M-1 Certificates in clause
               (ii)(B)(2) above and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                    (4) to the Class M-3 Certificates, the lesser of (x) the
               excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
               (ii)(B)(1) above, to the Class M-1 Certificates in clause
               (ii)(B)(2) above and to the Class M-2 Certificates in clause
               (ii)(B)(3) above and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                    (5) to the Class M-4 Certificates, the lesser of (x) the
               excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
               (ii)(B)(1) above, to the Class M-1 Certificates in clause
               (ii)(B)(2) above, to the Class M-2 Certificates in clause
               (ii)(B)(3) above and to the Class M-3 Certificates in clause
               (ii)(B)(4) above and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                    (6) to the Class B-1 Certificates, the lesser of (x) the
               excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
               (ii)(B)(1) above, to the Class M-1 Certificates in clause
               (ii)(B)(2) above, to the Class M-2 Certificates in clause
               (ii)(B)(3) above, to the Class M-3 Certificates in clause
               (ii)(B)(4) above and to the Class M-4 Certificates in clause
               (ii)(B)(5) above and (y)
               the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                    (7) to the Class B-2 Certificates, the lesser of (x) the
               excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause
               (ii)(B)(1) above, to the Class M-1 Certificates in clause
               (ii)(B)(2) above, to the Class M-2 Certificates in clause
               (ii)(B)(3) above, to the Class M-3 Certificates in clause
               (ii)(B)(4) above, to the Class M-4 Certificates in clause
               (ii)(B)(5) above and to the Class B-1 Certificates in clause
               (ii)(B)(6) above and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

          (iii) from the Available Funds remaining after the distributions in clauses (a)(i) and (a)(ii) above, the following amounts shall be distributed in the following order of priority:

               (A) if and to the extent that the Interest Remittance Amounts distributed pursuant to clauses (a)(i) and (a)(ii) above were insufficient to make full distributions in respect of interest set forth in such clauses, (x) to the holders of each Class of Class A Certificates, any unpaid Accrued Certificate Interest and any Unpaid Interest Amounts, pro rata among such Classes based on their respective entitlement to those amounts, and then (y) to the holders of each Class of the Class M and Class B Certificates, any unpaid Accrued Certificate Interest, in the order of priority for such classes set forth in clause (i) above;

               (B) to the holders of the Class M-1 Certificates, any Unpaid Interest Amount for such Class;

               (C) to the holders of the Class M-2 Certificates, any Unpaid Interest Amount for such Class;

               (D) to the holders of the Class M-3 Certificates, any Unpaid Interest Amount for such Class;

               (E) to the holders of the Class M-4 Certificates, any Unpaid Interest Amount for such Class;

               (F) to the holders of the Class B-1 Certificates, any Unpaid Interest Amount for such Class;

               (G) to the holders of the Class B-2 Certificates, any Unpaid Interest Amount for such Class;

               (H) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipt Amounts) for such Distribution Date;

               (I) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those Classes of Certificates, with the allocation to the Class A Certificates being pro rata based on their respective Class Certificate Balances; provided, however, for any Distribution Date, after the remaining Basis Risk Carry Forward Amount for any of the Class A Certificates has been reduced to zero, any remaining Basis Risk Carry Forward Amount that would have been allocated to such Class A Certificates for that Distribution Date will be allocated, pro rata, to the remaining Class A Certificates based on their respective remaining unpaid Basis Risk Carry Forward Amounts;

               (J) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

               (K) to the holders of the Class X Certificates, the remainder of the Class X Distributable Amount not distributed pursuant to
          Section 4.01(a)(iii)(A)-(L); and

               (L) to the holders of the Class R, Class RC and Class RX Certificates, pro rata, any remaining amount.

          (b) On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Principal Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

          (c) Notwithstanding the foregoing description of allocation of principal distributions to the Class A Certificates, from and after the Distribution Date on which the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates and the Overcollateralized Amount have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Class Certificate Balances, until their respective Class Principal Balances have been returned to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3A and Class A-3B Certificates will be allocated (x) first to the Class A-3A Certificates, until its Class Certificate Balance has been reduced to zero and (y) then to the Class A-3B Certificates, until its Class Certificate Balance has been reduced to zero.

          (d) On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date shall be allocated first to excess interest on the Mortgage Loans for the related Distribution Date and thereafter, pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A, Class M and Class B Certificates, based on the Accrued Certificate Interest Distribution Amount to which such Classes would otherwise be entitled on such Distribution Date.

          Upon any exercise of the purchase option set forth in Section 11.01(a), the Securities Administrator shall distribute to the holders of the Class RC Certificates any amounts required to be distributed on the Class RC Certificates pursuant to Section 11.02.

          Section 4.02 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Depositor, the Trustee and each Rating Agency a statement based, in part, upon the information provided by the Servicers setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

          (ii) the amount thereof allocable to interest, any Unpaid Interest Amount included in such distribution and any remaining Unpaid Interest Amount after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

          (iv) the Class Certificate Balance of each Class of Certificates and the notional amount of the Class P Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the aggregate Stated Principal Balance of the Mortgage Loans for the following Distribution Date;

          (vi) the amount of the expenses and fees paid to or retained by the Servicer and paid to or retained by the Trustee with respect to such Distribution Date;

          (vii) the amount of any Administrative Fees paid to the Master Servicer or Securities Administrator with respect to such Distribution Date;

          (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

          (ix) the amount of P&I Advances included in the distribution on such Distribution Date and the aggregate amount of P&I Advances reported by the Servicers (and the Master Servicer, the Trustee as successor master servicer and any other successor master servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;


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


          (x) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Monthly Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

          (xi) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

          (xii) whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans);

          (xiii) the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

          (xiv) in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

          (xv) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Unpaid Interest Amounts;

          (xvi) the Overcollateralized Amount and Specified Overcollateralized Amount;

          (xvii) the Prepayment Premiums collected by or paid by the Servicers;

          (xviii) the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

          (xix) the amount distributed on the Class X and Class P
     Certificates;

          (xx) the amount of any Subsequent Recoveries for such Distribution Date; and

          (xxi) updated Mortgage Loan information, such as weighted average interest rate, and weighted average remaining term.

          (b) The Securities Administrator's responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer, the Servicers and the Responsible Parties. The Securities Administrator shall provide the above statement via the Securities Administrator's internet website. Assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at (301) 815-6600. The Securities Administrator will also make a paper copy of the above statement available upon request.


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


          (c) Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses
(a)(i), (a)(ii), (a)(iii) and (a)(vii) of this Section 4.02 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

          The Securities Administrator shall be entitled to rely on information provided by third parties for purposes of preparing the foregoing report, but shall not be responsible for the accuracy of such information.

          Section 4.03 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts will be allocated to the most junior Class of Subordinated Certificates then outstanding in reduction of the Class Certificate Balance thereof. In the event, Applied Realized Loss Amounts are allocated to any Class of Certificates, their Class Certificate Balance shall be reduced by the amount so allocated and no funds shall be distributed with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available therefor.

          Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in the order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

          Section 4.04 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR


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


Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          Section 4.05 Supplemental Interest Trust. On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain a separate non-interest bearing trust (the "Supplemental Interest Trust") to which the Securities Administrator will transfer and assign the Interest Rate Swap Agreement. The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.

          On any Distribution Date, Swap Termination Payments, Net Swap Payment Amounts owed to the Swap Provider and Net Swap Receipt Amounts for that Distribution Date will be deposited into the Supplemental Interest Trust. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

          (i) to the Swap Provider, the sum of (x) all Net Swap Payment Amounts and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

          (ii) to the Certificateholders, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause
     (i) of "--Priorities of Distributions" above, to the extent unpaid from other Available Funds;

          (iii) to the Certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) of "--Priorities of Distributions" above, but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

          (iv) to the Certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) of "--Priorities of Distributions" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

          (v) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

          (vi) to the holders of the Class X Certificates, any remaining amounts.

          Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.05.


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


          The Securities Administrator shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Supplemental Interest Trust are the Class X Certificateholders. For federal income tax purposes, Net Swap Payment Amounts and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, by the Holder of the Class X Certificates and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of LIBOR Certificates as and to the extent provided in Section 8.14.

          Any Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates and (to the extent remaining after payments to the Swap Provider) then to the respective Class or Classes of LIBOR Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) from the Supplemental Interest Trust (along with Basis Risk Carry Forward Amounts (defined solely for this purpose as any excess of monies received for such Distribution Date over the REMIC Cap) payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

          The Supplemental Interest Trust shall be an "outside reserve fund" for federal income tax purposes and will not be an asset of any Trust REMIC. Furthermore, the Holders of the Class X Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

          Section 4.06 Trust's Obligations under the Interest Rate Swap Agreement; Replacement and Termination of the Interest Rate Swap Agreement.

          (a) Upon the Securities Administrator obtaining actual knowledge of the rating of the Swap Provider falling below the Required Hedge Counterparty Rating (as defined in the Interest Rate Swap Agreement), the Securities Administrator, acting at the written direction of the Depositor, shall attempt to negotiate an ISDA Credit Support Annex (as defined in the Interest Rate Swap Agreement with the Swap Provider that meets the terms of the Interest Rate Swap Agreement. If an ISDA Credit Support Annex is negotiated, the Securities Administrator, acting at the written direction of the Depositor, shall set up an account in accordance with Section 3.01(c) to hold cash or other eligible investments pledged under such ISDA Credit Support Annex. Any cash or other eligible investments pledged under an ISDA Credit Support Annex shall not be part of the Distribution Account, the Excess Reserve Fund Account or the Supplemental Interest Trust unless they are applied in accordance with such ISDA Credit Support Annex to make a payment due to the Trust pursuant to the Interest Rate Swap Agreement.


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


          (b) Upon the Securities Administrator obtaining actual knowledge of an Event of Default (as defined in the Interest Rate Swap Agreement) or Termination Event (as defined in the Interest Rate Swap Agreement) for which the Trust has the right to designate an Early Termination Date (as defined in the Interest Rate Swap Agreement), the Securities Administrator will act at the written direction of the Depositor as to whether it will designate an Early Termination Date; provided, however, that the Securities Administrator, on behalf of the Trust, shall provide written notice to each Rating Agency following the Event of Default or Termination Event. Upon the termination of the Interest Rate Swap Agreement under the circumstances contemplated by this
Section 4.06(b), the Securities Administrator, on behalf of the Trust, shall use its reasonable best efforts to enforce the rights of the Trust and the Trustee thereunder as may be permitted by the terms of the Interest Rate Swap Agreement and consistent with the terms hereof, and shall apply the proceeds of any such efforts to enter into a replacement interest rate swap agreement with another swap provider. To the extent such replacement interest rate swap agreement can be entered into, any termination payments received by the Trust in respect of the terminated interest rate swap agreement shall be used, to the extent necessary, by the Trust for the purpose of entering into such replacement interest rate swap agreement.

                                   ARTICLE V

                               THE CERTIFICATES

          Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement.

          The Depositor hereby directs the Securities Administrator to register the Class X and Class P Certificates in the name of the Depositor or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class X and Class P Certificates in the name of the NIM Trustee or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to the NIM Trustee, or to such other person or persons as the Depositor shall request.

          Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities


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


Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such office at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee. The Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class X or Class P Certificates to the


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


Depositor or any Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          Except with respect to (i) the initial transfer of the Class X or Class P Certificates on the Closing Date, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee or (iii) a transfer of the Class X or Class P Certificates to the Depositor or any Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit
G), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer (each such investor a "Plan"), (ii) in the case of an ERISA-Restricted Certificate (other than a Residual Certificate) that has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60 or (iii) in the case of any ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator and the Depositor, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator and the Depositor, to the effect that the purchase and holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer, any other servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without such Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect.

          During the period the Supplemental Interest Trust is in effect, no transfer of a Certificate shall be made unless the Securities Administrator shall have received either a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator to the effect that such transferee is not a Plan, or
(ii) a representation that the purchase and holding of the Certificate satisfy the requirements for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or in the case of a Plan subject to Similar Law, will not constitute a non-exempt violation of such Similar Law. In the event such a representation letter is not delivered, one of the foregoing representations, as appropriate, shall be deemed to have been made by the transferee's (including an initial acquirer's) acceptance of the Certificate. In the event that such representation is violated, such transfer or acquisition shall be void and of no effect. The Residual Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf of or with plan assets of such plan.

          The Securities Administrator shall have no duty to monitor transfers of beneficial interests in any Book-Entry Certificate and shall not be under liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I;

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. Neither the Securities Administrator nor the Trustee shall have any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee and the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator and the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry


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Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or
(y) the Depositor notifies the Depository of its intent to terminate the book entry system through the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

          Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Trustee and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a protected purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the


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payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Securities Administrator or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Securities Administrator, the Depositor or any agent of the Depositor, the Securities Administrator or the Trustee shall be affected by any notice to the contrary.

          Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and
(c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or a Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten (10) Business Days after the receipt of such request, provide the Depositor, such Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its Corporate Trust Office for such purposes. The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI

                                 THE DEPOSITOR

          Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

          Section 6.02 Merger or Consolidation of the Depositor. The Depositor will keep in full effect its existence, rights and franchises as a corporation or federally chartered savings bank, as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign


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corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor nor any of its directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any breach of representations or warranties made by it herein or protect the Depositor or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Depositor (or the Trustee to the extent it has been directed by the Depositor to undertake such actions) shall be entitled to be reimbursed therefor out of the Distribution Account.

          Section 6.04 Servicing Compliance Review. Promptly upon receipt from each Servicer of its annual statement of compliance and accountant's report described in the applicable Step 2 Assignment Agreement the Master Servicer shall furnish a copy thereof to the Depositor. Promptly after the Depositor's receipt thereof, the Depositor shall review the same and, if applicable, consult with such Servicer as to the nature of any defaults by such Servicer in the fulfillment of any of its Servicer's obligations under the applicable Servicing Agreement.

          Section 6.05 Option to Purchase Defaulted Mortgage Loans. The Depositor shall have the option, but is not obligated, to purchase from the Trust any Mortgage Loan that is


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


ninety (90) days or more delinquent. The purchase price therefor shall be 100% of the unpaid principal balance of such Mortgage Loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed Servicing Advances made by the Servicers or the Master Servicer related to the Mortgage Loan.

                                  ARTICLE VII

                               SERVICER DEFAULT

          Section 7.01 Events of Default. If an Event of Default described in any Servicing Agreement shall occur with respect to the related Servicer then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the applicable Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of such Servicer under the applicable Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Event of Default may waive such Event of Default; provided, however, that (a) an Event of Default with respect to any Servicer's obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Event of Default and (b) no such waiver is permitted that would materially adversely affect any non consenting Certificateholder. On and after the receipt by such Servicer of such written notice of termination, all authority and power of such Servicer hereunder or under the applicable Servicing Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer. The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

          Section 7.02 Master Servicer to Act; Appointment of Successor. Within 120 days after the Master Servicer gives, and the applicable Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Section 7.03, and subject to the rights of the Master Servicer to appoint a successor Servicer pursuant to this Section 7.02, be the successor to the Servicer in its capacity as servicer under the applicable Servicing Agreement and the transactions set forth or provided for herein and in such Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions of such Servicing Agreement and applicable law including the obligation to make Monthly Advances or Servicing Advances pursuant to such Servicing Agreement (it being understood and agreed that if any Servicer fails to make an Advance, the Master Servicer shall do so unless a determination has been made that such Advance would constitute a Nonrecoverable Monthly Advance or a Nonrecoverable Servicing Advance). As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act under the Servicing Agreement including, if the Servicer was receiving the Servicing Fee at the Servicing Fee Rate set forth in the Servicing Agreement (or, as set forth in the Mortgage Loan Schedule with respect to the


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


related Mortgage Loans, as applicable) such Servicing Fee and the income on investments or gain related to the Collection Account.

          Notwithstanding the foregoing, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Monthly Advances and Servicing Advances pursuant to the applicable Servicing Agreement, or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to such Servicer under the applicable Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer. No such appointment of a successor to a Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to such Servicer shall be an institution which is a Fannie Mae and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $25,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of such terminated Servicer, (other than liabilities of such terminated Servicer incurred prior to termination of such Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to this Section 7.02, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee Rate and amounts paid to the Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor to a Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor Servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as servicer, maintain in force the policy or policies that each Servicer is required to maintain pursuant to the applicable Servicing Agreement.

          Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause.

          Section 7.03 Master Servicer to Act as Servicer. In the event that a Servicer shall for any other reason no longer be the Servicer, the Master Servicer or another successor


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Servicer, shall thereupon assume all of the rights and obligations of the predecessor Servicer hereunder arising thereafter pursuant to Section 7.02.

          Section 7.04 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to a Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Promptly after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIANS

          Section 8.01 Duties of the Trustee and the Custodians. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee and the Custodians, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Custodians, as applicable, that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether on their face they are in the form required by this Agreement, or with respect to the documents in the respective Custodial Files whether they satisfy the review criteria set forth in Section 2.02. Neither the Trustee nor the Custodians shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee or the Custodians from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance; provided, however, that:

          (a) unless a Master Servicer Event of Default of which a Responsible Officer of the Trustee obtains actual knowledge has occurred and is continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this


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


Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          Section 8.02 [Reserved]

          Section 8.03 Certain Matters Affecting the Trustee and the Custodians. Except as otherwise provided in Section 8.01:

          (a) the Trustee and the Custodians may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee and the Custodians shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (b) before taking any action under this Agreement, the Trustee and the Custodians may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee and the Custodians shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the applicable Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from the applicable Servicer's own funds;


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


          (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

          (f) neither the Trustee nor the Custodians shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

          (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default, until a Responsible Officer of the Trustee shall have received written notice thereof;

          (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

          (j) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (k) the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder;

          (l) notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to a Servicer's request of assigning the Servicing Agreement or the servicing rights thereunder to any other party;

          (m) the Trustee and the Custodians shall not be accountable and shall have no liability for any acts or omissions by the Securities Administrator, the Master Servicer or other party hereto;

          (n) in no event shall the Trustee, or JPMorgan, Deutsche Bank, U.S. Bank or Wells Fargo, as Custodians hereunder, be liable for special, indirect or consequential damages;

          (o) the Securities Administrator is authorized and directed to execute the Interest Rate Swap Agreement;

          (p) the Trustee is authorized and directed to execute the Primary Mortgage Insurance Policy; and


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


          (q) the Trustee is authorized and directed to execute any other documents required under this Agreement to be executed on behalf of the Trust.

          Section 8.04 Trustee and Custodians Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and neither the Trustee nor the Custodians assumes any responsibility for their correctness. The Trustee and the Custodians make no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor the Custodians shall be accountable for the use or application by the Depositor, the Master Servicer, any Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, any Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, any Servicer, or the Securities Administrator.

          The Trustee shall have no responsibility (i) for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become and remains the successor Master Servicer) (ii) to see to any insurance (unless the Trustee shall have become the successor Master Servicer), or (iii) to confirm or verify the contents of any reports or certificates of the Servicers, Securities Administrator or Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

          The Securities Administrator executes the Certificates not in its individual capacity but solely as Securities Administrator of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust Fund.

          Section 8.05 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          Section 8.06 Trustee's Fees and Expenses. As compensation for its activities under this Agreement, the Trustee shall be paid an on-going monthly or annual fee, as applicable, by the Securities Administrator pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees. The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred:

     (i) in connection with any claim or legal action relating to:

          (a) this Agreement;


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


          (b) the Mortgage Loans or the Certificates; and

     (ii) the performance of any of the Trustee's duties under this Agreement; or

     (iii) incurred by reason of any action of the Trustee taken at the direction of the Certificateholders;

other than, in each case, any loss, liability, or expense (i) resulting from any breach of any Servicer's obligations in connection with its Servicing Agreement for which that Servicer has performed its obligation to indemnify the Trustee pursuant to Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with any Sale Agreement for which it has performed its obligation to indemnify the Trustee pursuant to the Sale Agreement, (iii) resulting from any breach of the Master Servicer's obligations hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement, or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

               (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates, and

               (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

          Except as otherwise provided in this Agreement, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses.

          Section 8.07 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation, banking association or other association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the appointment of which would not cause any of the Rating Agencies to reduce or withdraw their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.07 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.07, the Trustee shall resign immediately in the manner and with the effect specified in


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Section 8.08. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or with the Servicer and its affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or of any Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 8.08 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than sixty (60) days before the date specified in such notice, when, subject to Section 8.09, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.09 meeting the qualifications set forth in Section
8.07. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time (i) the Trustee shall cease to be eligible in accordance with Section 8.07 and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and (B) the imposition of such tax would be avoided by the appointment of a different trustee, or (iv) the Trustee fails to comply with its obligations under the last sentence of Section 9.04 in the preceding paragraph, Section 8.10 or Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee and one copy to the successor trustee.

          The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in duplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which shall be delivered to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.08 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.09.

          Section 8.09 Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and


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do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.09 unless at the time of its acceptance, the successor trustee is eligible under Section 8.07 and its appointment does not adversely affect the then current rating of the Certificates and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Trustee.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.09, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Custodians. If the Depositor fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Section 8.10 Merger or Consolidation of the Trustee or the Custodians. Any corporation or association into which the Trustee or the Custodians, as applicable, may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Custodians, as applicable, shall be a party, or any corporation or association succeeding to the business of the Trustee or the Custodians, as applicable, or any corporation or association to which all or substantially all of the corporate trust business of the Trustee or the Custodians, as applicable, may be sold or otherwise transferred, shall be the successor of the Trustee or the Custodians, as applicable, hereunder; provided, that such corporation or association shall be eligible under Section 8.07 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.11 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.11, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.09 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.09.

   Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) To the extent necessary to effectuate the purposes of this
Section 8.11, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds


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on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

          (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

          (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.12 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in, and in accordance with, the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each REMIC described in the Preliminary Statement and that in such capacity it shall:


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


          (a) prepare and file, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (b) within thirty (30) days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

          (c) make an election that each Trust REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

          (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

          (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non Permitted Transferee, or a pass through entity in which a Non Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

          (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

          (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

          (h) pay, from the sources specified in the last paragraph of this
Section 8.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);


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


          (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;

          (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and

          (k) as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

   The Holder of the largest Percentage Interest of the Class R, Class RC and Class RX Certificates shall act as Tax Matters Person for the Lower-Tier REMIC and the Middle-Tier REMIC, the Upper-Tier REMIC and the Class X REMIC, respectively, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent each Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of each Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

          The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts in the Excess Reserve Fund Account and Supplemental Interest Trust (subject to the obligation to pay Basis Risk Carry Forward Amounts) and the rights of the LIBOR Certificateholders to receive Basis Risk Carry Forward Amounts (as calculated in the Preliminary Statement) as the beneficial ownership interests in a grantor trust and not as an obligations of any REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class X Certificateholders, the Class P Certificateholders and the LIBOR Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

          To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten (10) days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including


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the price, yield, prepayment assumption, and projected cash flows of the
Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

          If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Lower-Tier REMIC as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable in the performance of any of its obligations under this Agreement, (ii) a Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under the applicable Servicing Agreement, (iii) a Responsible Party if such tax arises out of or results from the Responsible Party's obligation to repurchase a Mortgage Loan pursuant to the applicable Sale Agreement or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.01(a).

          For as long as each Trust REMIC shall exist, the Securities Administrator shall act as specifically required herein, and the Securities Administrator shall comply with any directions of the Depositor or a Servicer stating that such directions are being given to assure such continuing treatment. In particular, the Securities Administrator shall not (a) sell or authorize the sale of all or any portion of the Mortgage Loans or of any investment of deposits in an Account unless such sale is as a result of a purchase or repurchase of the Mortgage Loans pursuant to this Agreement or (b) accept any contribution to any Trust REMIC after the Startup Day without receipt of an Opinion of Counsel that such action described in clause (a) or
(b) will not result in the imposition of a tax on any Trust REMIC or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Section 8.13 [Reserved]

          Section 8.14 Tax Classification of the Excess Reserve Fund Account and the Interest Rate Swap Agreement. For federal income tax purposes, the Securities Administrator shall treat the Excess Reserve Fund Account and the Interest Rate Swap Agreement as


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beneficially owned by the holder of the Class X Certificates and shall treat such portion of the Trust Fund as a grantor trust under subpart E, Part I of subchapter J of the Code. The Securities Administrator shall treat the rights that each Class of LIBOR Certificates has to receive payments of Basis Risk Carry Forward Amounts (excluding any such Amounts attributable to any excess of the REMIC Cap over the WAC Cap) from the Excess Reserve Fund Account and the Supplemental Interest Trust as rights to receive payments under an interest rate cap contract written by the Class X Certificateholders in favor of each Class. Accordingly, each Class of LIBOR Certificates will comprise two components--a regular interest in the Upper-Tier REMIC and an interest in an interest rate cap contract, and the Class X Certificates will be comprised of four components--a regular interest in the Class X REMIC, an interest in the Interest Rate Swap Agreement, the Supplemental Interest Trust and the Excess Reserve Fund Account subject to the obligation to pay Basis Risk Cary Forward Amounts, Net Swap Payment Amounts and Swap Termination Payments. The Securities Administrator shall allocate the issue price for a Class of Certificates among these components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a LIBOR Certificate to receive the related Basis Risk Carry Forward Amount (excluding any such Amounts attributable to any excess of the REMIC Cap over the WAC Cap) for purposes of allocating the purchase price of an initial LIBOR Certificateholder between such right and the related Upper-Tier Regular Interest.

          Holders of LIBOR Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payment Amounts and Swap Termination Payments (other that Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class X Interest as provided in the Preliminary Statement hereof (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the LIBOR Certificates. A Class IO Shortfall payable from interest collections shall be allocated pro rata among such LIBOR Certificates based on the amount of interest otherwise payable to such Class of LIBOR Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of LIBOR Certificates then outstanding.

          Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of LIBOR Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class X Certificates through the Supplemental Interest Trust.

          Section 8.15 Custodial Responsibilities. Each of the Custodians shall provide access to the Mortgage Loan documents in possession of such Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon two (2) Business Days prior written request and during normal business hours at the office of such Custodian; provided, however, that, unless otherwise required by law or any regulatory or administrative agency (including the FDIC), such Custodian shall not be required to provide access to such records and documentation if the provision thereof would violate the legal right to privacy of any Mortgagor. Each of the Custodians shall allow


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


representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the Trust that covers such Custodians actual costs.

          Upon receipt of a request for release by a Servicer substantially in the form of Exhibit L, Exhibit L-1, Exhibit L-2 or Exhibit L-3 hereto, the applicable Custodian shall release within five (5) Business Days the related Mortgage File to such Servicer and the Trustee shall execute and deliver to such Servicer, without recourse, a request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage (furnished by such Servicer), together with the Mortgage Note.

          Each of the Custodians may resign at any time or may be terminated by the Trustee with cause, in each case, upon sixty (60) days written notice to the applicable Servicer, the Depositor and the Securities Administrator, in which event the Depositor will be obligated to appoint a successor. If no successor has been appointed and has accepted appointment within sixty (60) days after the resignation or termination of such Custodian, such Custodian may petition any court of competent jurisdiction for appointment of a successor.

          The Securities Administrator, pursuant to a separate agreement, shall compensate from its own funds the Custodians for their respective activities under this Agreement. The Custodians shall have no lien on the Trust Fund for the payment of such fees. The Custodians shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless each of the Custodians and any director, officer, employee, or agent of a Custodian against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

          (a) this Agreement;

          (b) the Certificates; or

          (c) the performance of any of such Custodian's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with a Servicing Agreement for which the Servicer has performed its obligation to indemnify such Custodian pursuant to such Servicing Agreement, (ii) resulting from any breach of the Responsible Party's obligations in connection with a Sale Agreement for which the Responsible Party has performed its obligation to indemnify such Custodian pursuant to such Sale Agreement, or (iii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of such Custodian's duties under this Agreement. This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the Custodians.

                                  ARTICLE IX

                     ADMINISTRATION OF THE MORTGAGE LOANS
                            BY THE MASTER SERVICER

          Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the Servicers under the related Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually perform their duties and obligations thereunder as applicable. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer shall take the actions specified in
Article VII.

          If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the Business Day preceding the related Remittance Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a report certifying that such a Monthly Advance would be a Nonrecoverable Monthly Advance, then the Master Servicer shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date a Monthly Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make a Monthly Advance pursuant to the related Servicing Agreement and (y) amounts deposited in the Collection Account to be used for Monthly Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Monthly Advance to be a Nonrecoverable Monthly Advance or Nonrecoverable Servicing Advance. Subject to the foregoing, the Master Servicer shall continue to make such Monthly Advances for so long as the related Servicer is required to do so under the related Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make a Monthly Advance in a stated amount and detailing the reason(s) it deems the Monthly Advance to be a Nonrecoverable Monthly Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans. If the Master Servicer fails to make a required Monthly Advance, the Securities Administrator shall provide prompt written notice to the Trustee of such failure.

          (a) The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or
(iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or to a successor servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

          (b) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.

          If the Depositor or an affiliate of the Depositor, is the owner of the servicing rights for a servicer and the Depositor chooses to terminate such servicer with or without cause and sell those servicing rights to a successor servicer, then the Depositor must provide thirty (30)


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days' notice to the Master Servicer, such successor servicer must be reasonably acceptable to the Master Servicer, the terminated servicer must be reimbursed for any unreimbursed Monthly Advances, servicing fees and any related expenses, the successor servicer must be qualified to service mortgage loans for Fannie Mae or Freddie Mac and the Depositor must obtain prior written consent from the Rating Agencies that the transfer of the servicing of the mortgage loans will not result in a downgrade, qualification or withdrawal of the then current ratings of the Certificates. The costs of such transfer (including any costs of the Master Servicer) are to be borne by the Depositor.

          Neither the Depositor nor the Securities Administrator shall consent to the assignment by any Servicer of such Servicer's rights and obligations under the Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

          Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

          Section 9.03 Representations and Warranties of the Master Servicer.
(a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

          (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
     (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights


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     in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) [Reserved];

          (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

          (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

          (b) Section 11.01(a) of this Agreement and Section 6 of the applicable Step 2 Assignment Agreements provide that Avelo, at its option, may purchase (or, if Avelo is no longer acting as a Servicer of any of the Mortgage Loans, the Depositor, at its option, may request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date (such event, the "Auction Call"), for the purchase) of all of the Mortgage Loans (and REO Properties) at the Termination Price. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. Avelo, in consideration of the benefits to it of the transactions occurring under this Agreement, the Assignment Agreements and the related Servicing Agreement, hereby represents, covenants and agrees with the Depositor and any applicable NIM Issuer that it will not exercise its right to purchase, on or after the Optional Termination Date, all Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with. The Depositor hereby represents, covenants and agrees with any applicable NIM Issuer that it


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will not exercise its right to request the Master Servicer to solicit bids in a commercially reasonable manner, on or after the Optional Termination Date, for the purchase of all of the Mortgage Loans (and REO Properties) unless it has received (x) written notification from the NIM Trustee that all of the outstanding notes issued under the applicable indenture have been paid in full or (y) an Officer's Certificate of the NIM Issuer pursuant to the applicable section of the relevant indenture to the effect that all conditions precedent to the satisfaction and discharge of the indenture have been complied with.

          The Master Servicer shall give Avelo written notice of the occurrence of the Optional Termination Date upon the occurrence of the same.

          (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section 9.03 to indemnify the Depositor, Securities Administrator, and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

          Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

          Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

          (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from any Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

          (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement (including any obligation to cause any subservicer or Reporting Subcontractor (except as specified below) to take any action specified in Article XIII) which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing at least 25% of the Voting Rights; provided that the thirty (30) day cure period shall not apply so long as the Depositor is required to file Exchange Act Reports with respect to the Trust Fund, the failure to comply with the requirements set forth in Article XIII, for which the grace period shall not


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exceed the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions);

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

          (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

          (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

          (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator and the Depositor; or

          (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

          In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and (a) upon the request of the Holders of Certificates representing at least 51% of the Voting Rights (except with respect to any Master Servicer Event of Default related to a failure to comply with an Exchange Act Filing Obligation) or (b) the Depositor, in the case of a failure related to an Exchange Act Filing Obligation, shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

          The Depositor shall not be entitled to terminate the rights and obligations of the Master Servicer, pursuant to the above paragraph, if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor


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master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

          Upon the occurrence of a Master Servicer Event of Default, the Securities Administrator shall (i) provide prompt written notice to the Trustee and the Depositor of such occurrence and (ii) provide the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer in the event the Trustee should succeed to the duties of the Master Servicer as set forth herein. In the event that the Master Servicer becomes a terminated Master Servicer due to a Master Servicer Event of Default, the terminated Master Servicer shall bear all costs of the transfer of master servicing hereunder (including those incurred by the Trustee). If such costs are not paid by the terminated Master Servicer, such costs shall be reimbursed from the Trust Fund.

          Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the master servicer fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take


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no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

          If no successor Master Servicer has accepted its appointment within ninety (90) days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section 9.07 hereof.

          At least fifteen (15) calendar days prior to the effective date of such appointment, the Trustee shall provide written notice to the Depositor of such successor pursuant to this Section 9.06.

          Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption as successor master servicer of such obligations, duties and responsibilities.

          Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

          Section 9.07 Compensation of the Master Servicer. As compensation for its activities under this Agreement, the Master Servicer shall be paid the Master Servicing Fee and be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period.


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          Section 9.08 Merger or Consolidation. Any Person into which the
Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC (provided, further that a successor Master Servicer that satisfies subclause (i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and FHLMC guidelines) and (ii) have a net worth of not less than $25,000,000.

          Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

          At least fifteen (15) calendar days prior to the effective date of such resignation, the Master Servicer shall provide written notice to the Depositor of any successor pursuant to this Section.

          If at any time, Wells Fargo, as Master Servicer, resigns under this
Section 9.09, or is removed as Master Servicer pursuant to Section 9.04, then at such time Wells Fargo shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

          Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.


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          Section 9.11 Limitation on Liability of the Master Servicer. Neither
the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator, the Servicers or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of
Section 9.07 and Section 9.12.

          The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers as required under this Agreement.

          Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, the Securities Administrator, the Servicers and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator, the Servicers or the Trustee may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator, the Servicers, and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Servicers or the Trustee to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

          The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to


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the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

          The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement, the Servicing Agreements, the Sale Agreements, the Step 2 Assignment Agreements or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement; provided, that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                   ARTICLE X

                    CONCERNING THE SECURITIES ADMINISTRATOR

          Section 10.01 Duties of the Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

          (a) The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

          (b) The Securities Administrator, only as directed by an authorized officer of Wells Fargo, shall remit from trust amounts the mortgage insurance premiums in accordance with the requirements of the Primary Mortgage Insurance Policy. The Securities Administrator shall also remit any amounts due for premium taxes on insurance on applicable covered Mortgage Loans secured by properties located in West Virginia or Kentucky on a monthly basis as directed in writing by an authorized officer of Wells Fargo. All other responsibilities under the Primary Mortgage Insurance Policy, including making claims and receiving payments, complying with unpaid principal reporting and monthly default and delinquency reporting requirements, and in all other ways maintaining such Primary Mortgage Insurance Policy shall not be the responsibility of the Securities Administrator, but will instead by the responsibility of the party or parties set forth in such Primary Mortgage Insurance Policy.


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          Premiums shall be calculated by the Securities Administrator on individual covered loans as the product of the Loan-Level Premium-Rate (as defined in the Primary Mortgage Insurance Policy and delivered by GSMC) assigned to the applicable Mortgage Loan in the Certificate Schedule (as defined in the Primary Mortgage Insurance Policy) and set forth on the Mortgage Loan Schedule, multiplied by the current UPB of the applicable Mortgage Loan outstanding at the beginning of the month for which coverage is provided, divided by twelve. The Securities Administrator shall remit from trust amounts all such initial premiums and associated premium taxes required to be paid under the Primary Mortgage Insurance Policy by the last Business Day of the first full month following the Closing Date in accordance with the requirements of the Primary Mortgage Insurance Policy. Any revised Loan-Level Premium-Rates will be delivered to the Securities Administrator in writing by Wells Fargo at which time the Securities Administrator shall revise premium amounts accordingly.

          In no event will the Securities Administrator bear any responsibility to investigate or resolve issues or claims in connection with the Primary Mortgage Insurance Policy, or to advise or notify any party of notices received by it with regard to such policy. The Securities Administrator shall remit premiums on a covered Mortgage Loan until notified in writing by Wells Fargo that such Mortgage Loan has been liquidated and the UPB brought to zero. The Securities Administrator and its respective officers and directors shall be entitled to conclusively rely on upon all such reports by Wells Fargo. In the event additional premiums are required under the Primary Mortgage Insurance Policy due to the reinstatement of a covered Mortgage Loan or other shortfall due to error, the Securities Administrator will be notified in writing by Wells Fargo (which writing will confirm the reinstatement or error, as applicable, and direct the remittance of premium amounts) and, if such notice is received on or before the fifteenth day of the current month, shall remit all such premium amounts from trust funds on the next Distribution Date. If such notice is received after the fifteenth day of the month, the Securities Administrator shall remit such premium amounts from trust funds on the Distribution Date occurring in the immediately succeeding month.

          (c) No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent


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     jurisdiction, such determination no longer subject to appeal, that the
     Securities Administrator was negligent in ascertaining the pertinent facts;

          (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

          (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

          Section 10.02 Certain Matters Affecting the Securities
Administrator. Except as otherwise provided in Section 10.01:

          (a) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (b) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (d) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from


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     the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

          (e) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

          (f) the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

          (g) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

          (h) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account; and

          (i) in no event shall the Securities Administrator be liable for special, indirect or consequential damages.

          The Securities Administrator shall have no duty (A) to cause any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof,
(B) to cause the provision of any insurance or (C) to cause the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with


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respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

          Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

          Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

          Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees)
(i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and (C) printing


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and engraving expenses in connection with preparing any Definitive
Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

          The Securities Administrator may retain or withdraw from the Distribution Account, (i) the Master Servicing Fee and the investment income earned on amounts in the Distribution Account during the Master Servicer Float Period, (ii) amounts necessary to reimburse it or the Master Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be non-recoverable from the related Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer and itself for amounts due in accordance with this Agreement, (iv) amounts necessary for the Master Servicer to pay primary mortgage insurance premiums under the GSAA Home Equity Trust 2006-14 Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0002-0, PMI Bulk Deal No.: 2006-0740, dated August 25, 2006 and (v) any other amounts which it or the Master Servicer is entitled to receive hereunder for reimbursement, indemnification or otherwise, including the amount to which the Securities Administrator is entitled pursuant to Section 3.02 hereof. The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

          Section 10.06 Eligibility Requirements for the Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

          Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by S&P or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within sixty (60) days after the Securities Administrator ceases to be the Securities Administrator pursuant to Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities


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Administrator in accordance with Section 10.07. The Trustee shall notify the
Rating Agencies of any change of Securities Administrator.

          Section 10.07 Resignation and Removal of the Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than sixty (60) days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section
10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

          At least fifteen (15) calendar days prior to the effective date of such resignation, the Securities Administrator shall provide written notice to the Depositor or any successor pursuant to this Section 10.07.

          If at any time (i) the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and
(B) the imposition of such tax would be avoided by the appointment of a different Securities Administrator, or (iv) the Securities Administrator fails to comply with its obligations under Article XIII and such failure is not remedied within the lesser of ten (10) calendar days or such period in which the applicable Exchange Act Report can be timely filed (without taking into account any extensions), then, in the case of clauses (i) through (iv), the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

          Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall


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


become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.

          Section 10.08 Successor Securities Administrator. Any successor Securities Administrator (which may be the Trustee) appointed as provided in
Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

          No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of
Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency and has provided to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor in order to comply with its reporting obligation under Item
6.02 of Form 8-K with respect to a replacement Securities Administrator.

          Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten (10) days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

          Section 10.09 Merger or Consolidation of the Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section 10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however,


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


that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                  ARTICLE XI

                                  TERMINATION

          Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicers, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of: (a) Avelo, at its option, purchasing (the "Avelo Call") (or, if Avelo is no longer acting as a Servicer of any of the Mortgage Loans, the Depositor may request the Master Servicer to exercise its option to conduct an Auction Call for the purchase of) the Mortgage Loans and all other property of the Trust on a non-recourse basis with no representations or warranties of any nature whatsoever and the sale of all of the Property of the Trust Fund, on or after the Optional Termination Date. The Master Servicer shall accommodate such request to conduct an Auction Call at its sole discretion. The Property of the Trust Fund shall be sold by the Trustee as directed by the Depositor or the Master Servicer to the entity with the highest bid received by the Master Servicer from closed bids solicited by the Master Servicer or its designee; provided, that to effectuate such sale, the Master Servicer or its designee shall have made reasonable efforts to sell all of the property of the Trust Fund for its fair market value in a commercially reasonable manner and on commercially reasonable terms, which includes the good faith solicitation of competitive bids to prospective purchasers that are recognized broker/dealers for assets of this type and provided further that, (i) such sale price shall not be less than the Par Value as certified by the Depositor, (ii) the Master Servicer receives bids from no fewer than three prospective purchasers (which may include the Majority Class X Certificateholder) and (iii) such sale price shall be deposited with the Master Servicer prior to the Distribution Date following the month in which such value is determined; and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof. For purposes of this Section, the "Termination Price" shall be equal to the greater of: (1) the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate,
(ii) the lesser of (x) the


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


appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at its expense, plus accrued and unpaid interest on the related mortgage loans at the applicable mortgage rate and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate; and (iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider; and (2) the aggregate fair market value of each Mortgage Loan and any REO Property, as determined by the highest bid received by the Master Servicer from closed bids solicited by the Depositor or its designee from at least three recognized broker/dealers (one of which may be an affiliate of the Depositor) that deal in similar assets as of the close of business on the third Business Day preceding the date upon which a Notice of Final Distribution is furnished to Certificateholders pursuant to Section 11.02, plus accrued and unpaid interest on the Mortgage Loans at the applicable Mortgage Interest Rate.

          The proceeds of the purchase or sale of such assets of the Trust pursuant to the Avelo Call or the Auction Call described in Section 11.01 above (other than, with respect to any mortgage loan and the related property, an amount equal to the excess, if any, of the amount in Section 11.01(a)(2) over the sum of the amount in Section 11.01(a)(1) (such excess, the "Fair Market Value Excess")) will be distributed to the holders of the Certificates in accordance with Section 4.01. Any Fair Market Value Excess received in connection with the purchase of the Mortgage Loans and REO Properties will be distributed to the holders of the Class RC Certificates.

          Except to the extent provided above with regard to allocating any Fair Market Value Excess to the holders of the Class RC Certificates, the proceeds of such a purchase or sale will be treated as a prepayment of the Mortgage Loans for purposes of distributions to Certificateholders. Accordingly, the sale of the Mortgage Loans and the REO Properties as a result of the exercise of the Avelo Call or the Auction Call will result in the final distribution on the Certificates on that Distribution Date.

          Section 11.02 Final Distribution on the Certificates. If, on any Remittance Date, the Servicers notify the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Securities Administrator shall promptly send a Notice of Final Distribution to the applicable Certificateholders. If Avelo exercises its option to terminate the Trust Fund pursuant to clause (a) of Section 11.01, or if an Auction Call is requested pursuant to clause (b) of such Section, the Master Servicer, pursuant to the applicable Step 2 Assignment Agreements and by no later than the tenth (10th) day of the month of final distribution, shall notify the Trustee, each Servicer and the Securities Administrator of the final Distribution Date and of the applicable sale price of the Mortgage Loans and REO Properties.

          A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the 15th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

          In the event the Mortgage Loans (and REO Properties) and all rights and obligations under the Servicing Agreements are purchased or sold pursuant to Section 11.01 and pursuant to the applicable Step 2 Assignment Agreement, the Master Servicer on behalf of the Trustee is required thereunder to remit to the Securities Administrator the applicable Termination Price on the applicable Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a request for release therefor in the form of Exhibit L, Exhibit L-1, Exhibit L-2 or Exhibit L-3, as applicable, the Master Servicer shall direct the Custodians to release and the relevant Custodians shall promptly release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Custodians hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.01, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.01, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account after application pursuant to clause (i) above (other than the amounts retained to meet claims). The foregoing provisions are intended to distribute to each Class of Regular Certificates any accrued and unpaid interest and principal to which they are entitled based on the Pass-Through Rates and actual Class Certificate Balances or notional principal balances set forth in the Preliminary Statement upon liquidation of the Trust Fund.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one (1) year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.


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          Section 11.03 Additional Termination Requirements. In the event the
Avelo Call or the Auction Call is exercised as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been supplied with an Opinion of Counsel, at the expense of the entity exercising the call right, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call and, by the next Distribution Date after such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

          (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the ninety
(90) day liquidation period for each such Trust REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the entity with the highest bid received pursuant to the Auction Call.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

          Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, the Custodians and the Trustee (and the Master Servicer may request an amendment or consent to any amendment of a Servicing Agreement as directed by the Depositor) without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or in the applicable Servicing Agreement, or to supplement any provision in this Agreement which may be inconsistent with any other provision herein or in the applicable Servicing Agreement, (iii) to add to the duties of the Depositor, or the Trustee (or with respect to the applicable Servicing Agreement, of the applicable Servicer) the Master Servicer, the Securities Administrator or the Custodians, (iv) to add any other provisions with respect to matters or questions arising hereunder or under the applicable Servicing Agreement, (v) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus Supplement, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any underlying purchase or servicing agreement or (vi) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or in the applicable Servicing Agreement; provided that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be an expense of the requesting party, but in any case shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodians or the Trust Fund, and shall be addressed to the foregoing entities), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the


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amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Custodians, the Securities Administrator and the Master Servicer also may at any time and from time to time amend this Agreement (and the Master Servicer shall request the Servicers amend the applicable Servicing Agreements), without the consent of the Certificateholders, to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Custodians, the Securities Administrator and the Trustee (and the Master Servicer shall consent to any amendment to the applicable Servicing Agreement as directed by the Depositor) with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66?% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66?%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement or any Servicing Agreement unless (i) each shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

          Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or a Servicer


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


under the applicable Servicing Agreement, any Certificate beneficially owned by the Depositor or any of its Affiliates or by the Responsible Party or any of its Affiliates shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.

          Promptly after the execution of any amendment to this Agreement or any Servicing Agreement requiring the consent of Certificateholders, the Master Servicer shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee, the Custodians, the Master Servicer or the Securities Administrator to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Custodians, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer or the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement or the applicable Servicing Agreement and that all requirements for amending this Agreement or such Servicing Agreement have been complied with; and (ii) either
(A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 12.01.

          Notwithstanding the Trustee's consent to, or the Master Servicer's request for, any amendment of any Servicing Agreement pursuant to the terms of this Section 12.01, such Servicing Agreement cannot be amended without the consent of the applicable Servicer. Neither the Master Servicer nor the Trustee shall be responsible for any failure by such Servicer to consent to any amendment to the applicable Servicing Agreement.

          Notwithstanding the foregoing, any amendment to this Agreement shall require the prior written consent of the Swap Provider, if such amendment materially and adversely affects the rights or interests of the Swap Provider.

          Section 12.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation shall be caused to be effected by the Depositor at the expense of the Trust, but only if an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders is delivered to the Depositor.


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


          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 12.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either of such assets, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

          The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) Any material change or amendment to this Agreement;

               (ii) The occurrence of any Event of Default that has not been cured;

               (iii) The resignation or termination of a Servicer, Master Servicer, Securities Administrator or the Trustee and the appointment of any successor;

               (iv) The repurchase or substitution of Mortgage Loans pursuant to this Agreement or the Sale Agreements; and

               (v) The final payment to Certificateholders.


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


          (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

               (i) Each report to Certificateholders described in Section
          4.02.

               (ii) The Servicer's annual statement of compliance and the accountant's report described in the Servicing Agreements; and

               (iii) Any notice of a purchase of a Mortgage Loan pursuant to this Agreement and any Sale Agreement.

     (c) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to: (a) in the case of the Depositor, the Purchaser or the Goldman Conduit, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager, or such other address as may be hereafter furnished to the Securities Administrator by the Depositor in writing; (b) in the case of Avelo, to Avelo Mortgage, L.L.C., 600 E. Las Colinas Boulevard, Suite 620, Irving, Texas 75039, Attention: President and General Counsel, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Avelo in writing; (c) in the case of Countrywide and Countrywide Servicing, to Countrywide Home Loans Servicing LP, 4500 Park Granada, Calabasas, California 91302, Attention: Investor Accounting, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by Countrywide Servicing in writing; (d) in the case of JPMorgan as Custodian, to JPMorgan Chase Bank, National Association, 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by JPMorgan in writing; (e) in the case of GreenPoint, to GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, California 94945, Attention: Susan Davia, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by GreenPoint in writing; (f) in the case of NatCity, National City Mortgage Co., 3232 Newmark Drive, Miamisburg, Ohio 45342, Attention: Lee Barden, Trader, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by National City in writing; (g) in the case of SunTrust, SunTrust Mortgage, Inc., 1001 Semmes Avenue, 2nd Floor, Richmond, Virginia 23224, Attention: Annette Holman-Foreman, Vice President, Investors Services, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by SunTrust in writing; (h) in the case of Wachovia, to Wachovia Mortgage Corporation, 1100 Corporate Center Drive, Raleigh, North Carolina 27607, Attention: Tom Fowler, or such other address as may hereinafter be furnished to the Depositor and the Securities Administrator by Wachovia in writing; (i) in the case of the Trustee or the Securities Administrator to its Corporate Trust Office, or such other address as the Trustee or the Securities Administrator may hereafter furnish to the Depositor; (j) in the case of the Master Servicer, the Securities Administrator and the Custodian, Wells Fargo Bank, National Association, P.O. Box 98, Columbia, Maryland 21046, Attention: GSAA 2006-14, or such other address as may be hereafter furnished to the Depositor and the Securities Administrator by the Master Servicer in writing; (k) in the case of Deutsche Bank as a Custodian, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody - GS06OC; (l) in the case of U.S. Bank, U.S. Bank National Association, 1133 Rankin


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


Street, Suite 100, St. Paul, Minnesota 55116, Attention: GSAA Home Equity Trust 2006-14; (m) in the case of the Swap Provider, to the related Swap Provider addressed to it at the address specified in the Interest Rate Swap Agreement or at any other address previously furnished in writing to the Trust by the related Swap Provider; and (n) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 12.07 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the


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


protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 12.08 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          Section 12.09 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          Section 12.10 Rights of the Swap Provider. The Swap Provider shall be deemed a third party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce its rights under this Agreement,

                                 ARTICLE XIII

                            EXCHANGE ACT REPORTING


          Section 13.01 Filing Obligations.

          The Master Servicer, the Trustee, the Securities Administrator and each Custodian shall reasonably cooperate with the Depositor and Securities Administrator in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust Fund. In addition to the information specified below, if so requested by the Depositor in writing for the purpose of satisfying its reporting obligation under the Exchange Act, the Master Servicer, the Trustee, the Securities Administrator and each Custodian shall (and the Master Servicer shall cause each Servicer and subservicer to) provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form.

          In the event that the Securities Administrator becomes aware that it will be unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate and cause such other Servicers


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


or Servicing Function Participants, as applicable, to cooperate, to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D unless directed by the Depositor to file a Form 8-K with such Form 8-K Disclosure Information. In the event that any previously filed Form 8-K, Form 10-D or Form 10-K needs to be amended, the Securities Administrator shall notify the Depositor and prepare any necessary Form 8-KA, Form 10-DA or Form 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K or Form 10-D shall be signed by a duly authorized representative of the Master Servicer. Any amendment to Form 10-K shall be signed by the Depositor. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section
13.01 related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, Form 10-D or Form 10-K is contingent upon each such party performing its duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Form 8-K, Form 10-D or Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from or on behalf of any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          The Securities Administrator shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests, or other appropriate exemptive relief with the Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates if and to the extent the Depositor shall deem any such relief to be necessary or appropriate. Unless otherwise advised by the Depositor, the Securities Administrator shall assume that the Depositor is in compliance with the preceding sentence. In no event shall the Securities Administrator have any liability for the execution or content of any document required to be filed by the 1934 Act. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Commission.

          Section 13.02 Form 8-K Filings.

          The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K. Thereafter within four (4) Business Days after the occurrence of an event requiring disclosure in a current report on Form 8-K (each such event, a "Reportable Event"), and if requested by the Depositor, the Master Servicer shall sign on behalf of the Depositor and the Securities Administrator shall prepare and file with the Commission any Form 8-K, as required by the Exchange Act. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be determined and prepared by and at the direction of the Depositor pursuant to this Section 13.02 and the Securities Administrator shall have no duty or liability for any failure hereunder to


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


determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in this Section 13.02.

          As set forth on Exhibit M hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event each of the Securities Administrator, the Custodians, the Master Servicer and the Depositor shall be required to provide to the Securities Administrator and Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

          After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth (4th) Business Day after the Reportable Event, a duly authorized representative of the Master Servicer shall sign the Form 8-K and return such signed Form 8-K to the Securities Administrator, and no later than 5:30 p.m. New York City time on such Business Day the Securities Administrator shall file such Form 8-K with the Commission. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 8-K prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust, GSAA 2006-14, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section
13.02 related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.02. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto (other than an Affiliate) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

          Section 13.03 Form 10-D Filings.

          Within fifteen days after each Distribution Date (subject to permitted extensions under the Exchange Act and until a Form 15 is filed pursuant to Section 13.05), the Securities Administrator shall prepare and file, and the Master Servicer shall sign on behalf of the Depositor and file with the Commission any distribution report on Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached


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


thereto. Any disclosure in addition to the monthly statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in this Section 13.03.

          As set forth on Exhibit N hereto, within five (5) calendar days after the related Distribution Date, (i) certain parties to the GSAA Home Equity Trust 2006-14 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with any Additional Form 10-D Disclosure on Form 10-D pursuant to this Section 13.03.

          After preparing the Form 10-D, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review. No later than fifteen days after the related Distribution Date, a duly authorized representative of the Master Servicer shall sign the Form 10-D and return such signed Form 10-D to the Securities Administrator and Depositor, and no later than 5:30 p.m. New York City time on such day the Securities Administrator shall file such Form 10-D with the Commission. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 13.01. Promptly (but no later than one (1) Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website (located at www.ctslink.com) a final executed copy of each Form 10-D prepared by the Securities Administrator. The signing party at the Master Servicer can be contacted at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust, GSAA 2006-14, by e-mail at cts.sec.notifications@wellsfargo.com or by facsimile (410) 715-2380. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 13.03 related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 13.03. The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

          Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

          Section 13.04 Form 10-K Filings.

          Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31 of each year), commencing in March 2007 and continuing until the Trust has been deregistered with the Commission, the Securities Administrator shall prepare and file on behalf of the Depositor an annual report on Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Servicing Agreement: (i) an annual compliance statement for each Servicer, each Additional Servicer and the Master Servicer (each such party, a "Reporting Servicer") as described below, (ii)(A) the annual reports on assessment of compliance with servicing criteria for each Reporting Servicer, as described under this Section 13.04 and Section 13.07, and (B) if each Reporting Servicer's report on assessment of compliance with servicing criteria described under Section 13.04 and
Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if each Reporting Servicer's report on assessment of compliance with servicing criteria described under
Section 13.04 and Section 13.07 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 13.07, and (B) if any registered public accounting firm attestation report described under Section 13.07 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 13.06. Any disclosure or information in addition to the disclosure or information specified in items (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator shall have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in this
Section 13.04.

          The Master Servicer and the Securities Administrator shall deliver (and the Master Servicer and Securities Administrator shall cause any Additional Servicer engaged by it to deliver) to the Depositor and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer's Certificate stating, as to the signer thereof, that
(i) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Promptly after receipt of each such officer's certificate, the Depositor shall review such officer's certificate and consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party's obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an annual statement of compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement The Master Servicer shall include such annual statements of compliance with its own annual statement of compliance to be submitted to the Securities Administrator pursuant to this Section.

          As set forth on Exhibit O hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007 and continuing until the Trust has been deregistered with the Commission, (i) certain parties to the GSAA Home Equity Trust 2006-14 Asset-Backed Certificates transaction shall be required to provide to the Securities Administrator and the Depositor, to the extent known, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the Depositor shall approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section 13.04.

          After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review. No later than 12:00 noon New York City time on the fourth Business Day prior to the 10-K Filing Deadline, a senior officer of the Depositor shall sign the Form 10-K and return such signed Form 10-K to the Securities Administrator. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in 13.01. Promptly (but no later than one (1) Business
Day) after filing with the Commission, the Securities Administrator will make available on its internet website located at (located at www.ctslink.com) a final executed copy of each Form 10-K prepared by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 13.04 related to the timely preparation and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Section 13.04, Section 13.06, Section 13.01 and Section 13.07. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to receive on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

          Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor shall notify the Securities Administrator in writing, no later than March 15th if the answer to the questions should be "no". The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such report.

          Section 13.05 Form 15 Filing.

          Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare, sign and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust Fund under the Exchange Act.

          Section 13.06 Sarbanes-Oxley Certification.

          Each Form 10-K shall include a certification, (the "Sarbanes-Oxley Certification") required by Rules 13a-14(d) and 15(d)-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder). Each Servicer, the Securities Administrator and the Master Servicer shall cause any Servicing Function Participant engaged by it to provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit J-1 (in the case of the Master Servicer) and Exhibit J-2 (in the case of the Securities Administrator), upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The Depositor shall serve as the Certifying Person on behalf of the Trust. In the event that prior to the filing date of the Form 10-K in March of each year, the Securities Administrator or the Master Servicer has actual knowledge of information material to the Sarbanes-Oxley Certification, the Securities Administrator or the Master Servicer, as the case may be, shall promptly notify the Depositor. The respective parties hereto agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with such Person's attempt to conduct any due diligence that such Person reasonably believes to be appropriate in order to allow it to deliver any Sarbanes-Oxley Certification or portion thereof with respect to the Trust Fund. In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 13.06 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

          The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement.

          Section 13.07 Report on Assessment of Compliance and Attestation.

          (a) On or before March 15th of each calendar year, commencing in 2007:

               (1) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor and the Securities Administrator a report regarding the Master Servicer's, the Securities Administrator's or Custodians', as applicable, assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB; provided, however, the Securities Administrator and Custodians shall deliver such report until a Form 15 is filed pursuant to Section 13.06. Such report shall be signed by an authorized officer of such Person and shall address each of the Servicing Criteria applicable to it identified in Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria so specified are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect. The Depositor and its respective officers and directors shall be entitled to rely on upon each such servicing criteria assessment.

               (2) Each of the Master Servicer, the Securities Administrator and the Custodians shall deliver to the Depositor, the Securities Administrator and the Master Servicer a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by Master Servicer, the Securities Administrator or the Custodians, as applicable, and delivered pursuant to the preceding paragraphs. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. To the extent any of the Servicing Criteria are not applicable to such Person, with respect to asset-backed securities transactions taken as a whole involving such Person and that are backed by the same asset type backing the Certificates, such report shall include such a statement to that effect.

               (3) The Master Servicer shall cause each Servicer and Reporting Subcontractor to deliver to the Depositor an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section 13.07.

               (4) The Securities Administrator shall cause each Reporting Subcontractor under its employ, if any, to deliver to the Depositor and the Master Servicer an assessment of compliance and accountant's attestation as and when provided in paragraphs (a) and (b) of this Section.

          (b) Each assessment of compliance provided by the Securities Administrator, the Master Servicer or the Custodians pursuant to Section 13.07(a)(2) shall address each of the Servicing Criteria applicable to it specified on a Exhibit K hereto delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a securities administrator, master servicer or custodian subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 13.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified pursuant to Section 13.07(a)(1).

          Section 13.08 Use of Subservicers and Subcontractors.

          (a) The Master Servicer shall cause any subservicer used by the Master Servicer and shall cause each Servicer to cause any subservicer used by such servicer for the benefit of the Depositor to comply with the provisions of this Article XIII to the same extent as if such Servicer or subservicer were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each Servicer and subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by such Servicer or subservicer pursuant to the second paragraph of Section 13.04, any assessment of compliance and attestation required to be delivered by such Servicer or subservicer under Section 13.07 and any certification required to be delivered to the Certifying Person under Section 13.05 as and when required to be delivered.

          (b) It shall not be necessary for the Master Servicer, any Servicer, any subservicer or the Securities Administrator to seek the consent of the Depositor or any other party hereto to the utilization of any Subcontractor. The Master Servicer or the Securities Administrator, as applicable, shall promptly upon request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by such Person (or in the case of the Master Servicer, any Servicer or any subservicer), specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          As a condition to the utilization of any Subcontractor determined to be a Reporting Subcontractor, the Master Servicer or the Securities Administrator, as applicable, shall cause any such Subcontractor used by such Person (or in the case of the Master Servicer, any Servicer or any subservicer) for the benefit of the Depositor to comply with the provisions of
Section 13.07 of this Agreement to the same extent as if such Subcontractor were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Securities Administrator, as applicable. The Master Servicer or the Securities Administrator, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer, any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 13.07, in each case as and when required to be delivered.

                              *  *  *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                       ---------------------------------------
                                       Name:  Michelle Gill
                                       Title: Vice President




                                    LASALLE BANK NATIONAL
                                    ASSOCIATION, solely in its capacity as
                                    Trustee and not in its individual capacity



                                    By: /s/ Rita Lopez
                                       ---------------------------------------
                                       Name:  Rita Lopez
                                       Title: Vice President





                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, as Master Servicer and
                                    Securities Administrator



                                    By: /s/ Patricia M. Russo
                                       ---------------------------------------
                                       Name:  Patricia M. Russo
                                       Title: Vice President





                             [SIGNATURES CONTINUE]





                     Master Servicing and Trust Agreement

                                    DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY, as a Custodian


                                    By: /s/ Andrew Hays
                                       ---------------------------------------
                                       Name:  Andrew Hays
                                       Title: Associate


                                    By: /s/ Aimee Tabor
                                       ---------------------------------------
                                       Name:  Aimee Tabor
                                       Title: Assistant Vice President


                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, as a Custodian


                                    By: /s/ Mary Hogan
                                       ---------------------------------------
                                       Name:  Mary Hogan
                                       Title: Vice President




                                    U.S BANK NATIONAL ASSOCIATION, as a
                                    Custodian


                                    By: /s/ Mark A. Hess
                                       ---------------------------------------
                                       Name:  Mark A. Hess
                                       Title: Assistant Vice President




                                    JPMORGAN CHASE BANK, NATIONAL
                                    ASSOCIATION, as a Custodian


                                    By: /s/ Bruce E. Williams
                                       ---------------------------------------
                                       Name:  Bruce E. Williams
                                       Title: Assistant Vice President





                             [SIGNATURES CONTINUE]





                     Master Servicing and Trust Agreement

Solely for purposes of Sections 9.03(b) and 11.01
accepted and agreed to by:


AVELO MORTGAGE, L.L.C.



By: /s/ J. Weston Moffett
   --------------------------------
      Name:  J. Weston Moffett
      Title: President

                                  SCHEDULE I

                            Mortgage Loan Schedule



   [On File with the Securities Administrator as provided by the Depositor]



                                    S-I-1

                                   EXHIBIT A

             FORM OF CLASS A-1, CLASS A-2, CLASS A-3A, CLASS A-3B,
                  CLASS M-1, CLASS M-2, CLASS M-3, CLASS M-4,
                     CLASS B-1 AND CLASS B-2 CERTIFICATES

[To be added to the Class B-2 Certificates while they remain non-investment grade Certificates: IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT-REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.]

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR LETTER AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

[To be added to the Class B-2 Certificates while they remain Private
Certificates: NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SERVICERS OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN

ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TRUSTEE AND DEPOSITOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

IN THE EVENT THAT A TRANSFER OF A PRIVATE CERTIFICATE WHICH IS A BOOK-ENTRY CERTIFICATE IS TO BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE SECURITIES ACT AND SUCH LAWS, IN ORDER TO ASSURE COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS, THE CERTIFICATEHOLDER DESIRING TO EFFECT SUCH TRANSFER WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE IN RESPECT OF SUCH CERTIFICATE AND THE TRANSFEREE WILL BE DEEMED TO HAVE MADE AS OF THE TRANSFER DATE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER IN RESPECT OF SUCH CERTIFICATE, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

[To be added to the Class B-2 Certificates while they remain Private
Certificates: THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

Certificate No.                           :

Cut-off Date                              :   August 1, 2006

First Distribution Date                   :   September 25, 2006

Initial Certificate Balance of
this Certificate
("Denomination")                          :

Initial Certificate Balances of
all Certificates of this Class            :   ______________  ______________

CUSIP
ISIN

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-14
                   Asset-Backed Certificates, Series 2006-14
                [Class A-1][Class A-2][Class A-3A][Class A-3B]
                 [Class M-1][Class M-2][Class M-3][Class M-4]
                            [Class B-1][Class B-2]

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

          Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (the "Trustee") and as a custodian, Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                *     *     *

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Securities
                                    Administrator



                                    By:
                                       -----------------------------------



Authenticated:



By:
   -------------------------------



   Authorized Signatory of
   WELLS FARGO BANK, NATIONAL ASSOCIATION,
   not in its individual capacity,
   but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-14
                           Asset-Backed Certificates

          This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-14 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


______________________________________________________________________________

Dated:



                                   _______________________________________

                                   Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS
                           -------------------------

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

          This information is provided by ___________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT B

                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.                  :       1
Cut-off Date                     :       August 1, 2006
First Distribution Date          :       September 25, 2006
Percentage Interest of this
Certificate
("Denomination")                 :       [_____]%

CUSIP                            :
ISIN                             :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-14
                   Asset-Backed Certificates, Series 2006-14

                                    Class P

          evidencing a percentage interest in the distributions allocable to the Certificates of the above referenced Class.

          Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

          No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                               *      *      *

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                    Dated:




                                    WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity, but solely as Securities
                                      Administrator



                                      By:
                                         -----------------------------------



Authenticated:



By:
   ----------------------------


   Authorized Signatory of
   WELLS FARGO BANK, NATIONAL ASSOCIATION,
   not in its individual capacity,
   but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-14
                           Asset-Backed Certificates

          This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-14 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

                             Dated:



                                   _______________________________________
                                   Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________,
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

This information is provided by _______, the assignee named above, or , as its agent.

                                   EXHIBIT C

              FORM OF CLASS R, CLASS RC AND CLASS RX CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT WITHOUT AN OPINION OF COUNSEL AS DESCRIBED IN THE AGREEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


Certificate No.                         :         [R][RC][RX]

Cut-off Date                            :         August 1, 2006

First Distribution Date                 :         September 25, 2006

Initial Certificate Balance of this
Certificate ("Denomination")            :         $100

Initial Certificate Balance of all
Certificates of this Class:             :         $100

CUSIP                                   :

ISIN                                    :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-14
                   Asset-Backed Certificates, Series 2006-14

                               Class [R][RC][RX]

               evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that [____________] is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class [R][RC][RX] Certificates pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [R][RC][RX] Certificate at the office designated by the Securities Administrator for such purposes.

     No transfer of a Class [R][RC][RX] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Securities Administrator or the Trust Fund, or, alternatively, an opinion of counsel as described in the Agreement. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, without an opinion of counsel as described in the Agreement, such attempted transfer or acquisition shall be void and of no effect.

     Each Holder of this Class [R][RC][RX] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class [R][RC][RX] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class [R][RC][RX] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class [R][RC][RX] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class [R][RC][RX] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class [R][RC][RX] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class [R][RC][RX] Certificate, (C) not to cause income with respect to the Class [R][RC][RX] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class [R][RC][RX] Certificate or to cause the Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class [R][RC][RX] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                Dated:




                                WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION, not in its individual
                                  capacity, but solely as Securities
                                  Administrator



                                  By:
                                     -------------------------



Authenticated:



By:
   --------------------------


   Authorized Signatory of
   WELLS FARGO BANK, NATIONAL ASSOCIATION,
   not in its individual capacity,
   but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-14
                           Asset-Backed Certificates

     This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-14 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee or Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

                             Dated:



                                   _______________________________________
                                   Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________,
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

This information is provided by __________________________________________, the assignee named above, or _____________________________________________, as its agent.

                                   EXHIBIT D

                          FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND CERTAIN OTHER ASSETS

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "RULE 144A LETTER") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR IF THE TRANSFEREE IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE SATISFY THE REQUIREMENTS FOR EXEMPTIVE RELIEF UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR, TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION

LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

          Certificate No.                  :      X-1

          Cut-off Date                     :      August 1, 2006

          First Distribution Date          :      September 25, 2006

          Percentage Interest of this
          Certificate ("Denomination")     :      100%

          CUSIP                            :

          ISIN                             :

                         GS MORTGAGE SECURITIES CORP.

                        GSAA Home Equity Trust 2006-14
                   Asset-Backed Certificates, Series 2006-14

                                    Class X

          evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

          Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor the Master Servicer, to Securities Administrator or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

          This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Master Servicing and Trust Agreement dated as of the Cut-off Date specified above (the "Agreement") among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a Custodian, JPMorgan Chase Bank, National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and U.S. Bank National Association, as a custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the office designated by the Securities Administrator for such purposes or the office or agency maintained by the Securities Administrator.

          No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter (in substantially the form attached to the Agreement), or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor. No transfer of a Certificate of this Class shall be made unless the

Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law") or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator, or (ii) if the transferee is an insurance company and the certificate has been the subject of an ERISA-Qualifying Underwriting, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, or (iii) in the case of a Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Securities Administrator, the Trustee and the Depositor to the effect that the purchase and holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                               *      *      *

          IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, not in its individual
                                    capacity, but solely as Securities
                                    Administrator



                                    By:
                                       ----------------------------------

Authenticated:



By:
   --------------------------------
     Authorized Signatory of
     WELLS FARGO BANK, NATIONAL ASSOCIATION,
     not in its individual capacity,
     but solely as Securities Administrator

                         GS MORTGAGE SECURITIES CORP.
                        GSAA Home Equity Trust 2006-14
                           Asset-Backed Certificates

          This Certificate is one of a duly authorized issue of Certificates designated as GSAA Home Equity Trust 2006-14 Asset-Backed Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

          This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

          Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month of such Distribution Date.

          Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five
(5) Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the office designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Trustee and the other parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future

Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the office designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

          On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person or Persons specified in Section 11.01 of the Agreement will have the option to effectuate the purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined and in the manner as provided in the Agreement. The obligations and responsibilities created by this Agreement will terminate as provided in Section 11.01 of the Agreement.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


______________________________________________________________________________

Dated:



                                   _______________________________________

                               Signature by or on behalf of assignor

                           DISTRIBUTION INSTRUCTIONS

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______, or, if mailed by check, to ___________________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

          This information is provided by ___________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT E

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

---------------------

---------------------

             Re: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") securities administrator (in such capacity, the "Securities Administrator") and as a custodian


Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan listed in the attached exception report), it has received:

          (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

          (ii) except with respect to a MERS Loan, an executed Assignment of Mortgage (which may be included in a blanket assignment or assignments).

          Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

          The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY][JPMORGAN CHASE BANK,
                                    NATIONAL ASSOCIATION][U.S. BANK
                                    NATIONAL ASSOCIATION][WELLS FARGO
                                    BANK, NATIONAL ASSOCIATION], not in
                                    its individual capacity, but solely
                                    as Custodian



                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                   EXHIBIT F

                        FORM OF DOCUMENT CERTIFICATION
                       AND EXCEPTION REPORT OF CUSTODIAN

                                    [date]

[Depositor]

[Trustee]

---------------------

---------------------

             Re: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") securities administrator (in such capacity, the "Securities Administrator") and as a custodian


Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Master Servicing and Trust Agreement (the "Trust Agreement"), the undersigned, as Custodian, hereby certifies, subject to any exceptions listed on the exception report attached hereto, that as to each Mortgage Loan listed in the Mortgage Loan Schedule for which the undersigned is specified as the Custodian (other than any Mortgage Loan paid in full or listed on the attached exception report) it has received:

          1. the original Mortgage Note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee;

          2. the original Assignment of Mortgage in blank (or, in the case of the Goldman Conduit Mortgage Loans, in form and substance acceptable for recording or if the Mortgage is to be recorded, assigned to the Trustee or in blank), unless the Mortgage Loan is a MERS Loan, and in the case of the SunTrust Mortgage Loans, blanket assignments for Mortgage Loans;

          3. personal endorsement and/or guaranty agreements executed in connection with all non individual Mortgage Loans (corporations, partnerships, trusts, estates, etc. (if provided);

          4. the related original Mortgage and evidence of its recording or a certified copy of the Mortgage with evidence of recording thereof;

          5. originals of any intervening Mortgage assignment or certified copies in either case necessary to show a complete chain of title from the original mortgagee to the seller and evidencing recording; provided, that, except in the case of the Goldman Conduit Mortgage Loans, the assignment may be in the form of a blanket assignment or assignments, a copy of which with evidence of recording shall be acceptable;

          6. if provided, originals of all assumption, modification, consolidation or extension agreements or certified copies thereof, in either case with evidence of recording if required to maintain the lien of the mortgage or if otherwise required, or, if recordation is not required, an original or copy of the agreement; provided, that, in the case of the Goldman Conduit Mortgage Loans, an original with evidence of recording thereon is always required;

          7. except with respect to the Countrywide Mortgage Loans, (if applicable to the files held by the Custodian) an original or copy of a title insurance policy or evidence of title;

          8. to the extent applicable, an original power of attorney; except in the case of the Goldman Conduit Mortgage Loans, (if applicable to the files held by the Custodian) an original power of attorney or, in limited circumstances as set forth in the applicable Servicing Agreement, a copy of the power of attorney; and

          9. except with respect to the Countrywide Mortgage Loans, (if applicable to the files held by the Custodian) a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

          Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items 2, 8, 33 and 34 of the Mortgage Loan Schedule accurately reflects information set forth in the Custodial File.

          The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Trust Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement.

                                    [DEUTSCHE BANK NATIONAL TRUST
                                    COMPANY][JPMORGAN CHASE BANK,
                                    NATIONAL ASSOCIATION][U.S. BANK
                                    NATIONAL ASSOCIATION][WELLS FARGO
                                    BANK, NATIONAL ASSOCIATION], not in
                                    its individual capacity, but solely as
                                    Custodian



                                    By:__________________________________
                                    Name:________________________________
                                    Title:_______________________________

                                   EXHIBIT G

                      FORM OF RESIDUAL TRANSFER AFFIDAVIT

                        GSAA Home Equity Trust 2006-14,
                   Asset-Backed Certificates, Series 2006-14

STATE OF          )
                  ) ss.:
COUNTY OF         )

          The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class [R][RC][RX] Certificate (the "Certificate") issued pursuant to the Master Servicing and Trust Agreement (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (the "Trustee"), Wells Fargo Bank, National Association, as Master Servicer (in such capacity, the "Master Servicer"), Securities Administrator (in such capacity, the "Securities Administrator") and as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and JPMorgan Chase Bank, National Association, as a custodian. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

          2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

          3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

          4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

          5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

          6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

          7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

          8. The Transferee's taxpayer identification number is __________.

          9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

          10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

          11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

          12. Check one of the following:

          o The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

          (i) the present value of any consideration given to the Transferee to acquire such Certificate;

          (ii) the present value of the expected future distributions on such Certificate; and

          (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

          For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

        | | The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

          (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

          (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

          (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

          (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

        | | None of the above.

          13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

          IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _______, 20__.

                                    _______________________________
                                    Print Name of Transferee



                                    By:______________________________
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:



_______________________________
[Assistant] Secretary

          Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

          Subscribed and sworn before me this ____ day of ________, 20__.


                                    ___________________________
                                           NOTARY PUBLIC


                                    My Commission expires the __ day
                                    of _________, 20__

                                   EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE


                                                              __________, 20__


GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

          Re: GSAA Home Equity Trust 2006-14, Asset-Backed Certificates Series 2006-14, Class [___]
               ---------------------------------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.


                                    Very truly yours,



                                    ________________________________
                                    Print Name of Transferor


                                    By:_____________________________

                                        Authorized Officer

                                   EXHIBIT I

                           FORM OF RULE 144A LETTER


                                                            ____________, 20__


GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:

Wells Fargo Bank, National Association
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

          Re: GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14, Class [__]
               ----------------------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class A-1, Class A-2, Class A-3A, Class A-3B, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 or a Class B-2 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-2, Class X Certificate or Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and the purchase and holding of such Certificates satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of
Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                          ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

         [For Transferees Other Than Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.



__________________
1     Buyer must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                    ________________________________


                                    Print Name of Transferee



                                    By:_____________________________
                                       Name:
                                       Title:



                                    Date:______________________________

                                                          ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
           --------------------------------------------------------

          [For Transferees That are Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.
____ The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).
____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    _________________________________
                                    Print Name of Transferee



                                    By:______________________________
                                       Name:
                                       Title:


                                    IF AN ADVISER:



                                    _________________________________
                                    Print Name of Buyer


                                    Date:____________________________

                                  EXHIBIT J-1

                         FORM OF BACK-UP CERTIFICATION
                               (Master Servicer)

         RE: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") securities administrator (in such capacity, the "Securities Administrator") and as a custodian.


     I, ________________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
     Section 1122(b) of Regulation AB (the "Attestation Report"), all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 2006 that were delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor;

          (4) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and


                                    J-1-1

          (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                    Date:  _________________________


                                    By:    ________________________________
                                           Name:
                                           Title:


                                    J-1-2

                                  EXHIBIT J-2

                         FORM OF BACK-UP CERTIFICATION
                          (Securities Administrator)

         RE: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") securities administrator (in such capacity, the "Securities Administrator") and as a custodian.



     I, ________________________________, the _______________________ of [NAME
OF COMPANY] (the "Company"), certify to the Depositor, and its officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all reports on Form 10-D containing statements to certificateholders filed in respect of the period included in the year covered by the annual report of the Trust Fund (collectively, the "Distribution Date Statements");

          (2) Assuming the accuracy and completeness of the information delivered to the Company by the Master Servicer as provided in the Agreement and subject to paragraph (4) below, the distribution information determined by the Company and set forth in the Distribution Date Statements contained in all Form 10-D's included in the year covered by the annual report of such Trust on Form 10-K for the calendar year 200[ ], is complete and does not contain any material misstatement of fact as of the last day of the period covered by such annual report;

          (3) Based solely on the information delivered to the Company by the Master Servicer as provided in the Agreement, (i) the distribution information required under the Agreement to be contained in the Trust Fund's Distribution Date Statements and (ii) the servicing information required to be provided by the Master Servicer to the Securities Administrator for inclusion in the Trust Fund's Distribution Date Statements, to the extent received by the Securities Administrator from the Master Servicer in accordance with the Agreement, is included in such Distribution Date Statements;


                                    J-2-1

          (4) The Company is not certifying as to the accuracy, completeness or correctness of the information which it received from the Master Servicer and did not independently verify or confirm the accuracy, completeness or correctness of the information provided by the Master Servicer;

          (5) I am responsible for reviewing the activities performed by the Company as a person "performing a servicing function" under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment and except as disclosed in the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

          (6) The Servicing Assessment and Attestation Report required to be provided by the Company pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                    Date: ________________________________


                                    By:   ________________________________
                                          Name:
                                          Title:



                                    J-2-2

                                   EXHIBIT K

          FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                             COMPLIANCE STATEMENT

     The assessment of compliance to be delivered by the [Master Servicer] [Securities Administrator] [Custodians] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


-------------------------------------------------------------------------------- ---------------- ----------------- --------------
                                                                                      Master         Securities
                              Servicing Criteria                                     Servicer       Administrator     Custodians
-------------------------------------------------------------------------------- ---------------- ----------------- --------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                                    General Servicing Considerations
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Policies and procedures are instituted to monitor any
                         performance or other triggers and events of default
1122(d)(1)(i)            in accordance with the transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         If any material servicing activities are outsourced
                         to third parties, policies and procedures are
                         instituted to monitor the third party's performance
1122(d)(1)(ii)           and compliance with such servicing activities.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Any requirements in the transaction agreements to
                         maintain a back-up servicer for the mortgage loans
1122(d)(1)(iii)          are maintained.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         A fidelity bond and errors and omissions policy is in
                         effect on the party participating in the servicing
                         function throughout the reporting period in the                 X
                         amount of coverage required by and otherwise in
                         accordance with the terms of the transaction
1122(d)(1)(iv)           agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                                   Cash Collection and Administration
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Payments on mortgage loans are deposited into the
                         appropriate custodial bank accounts and related bank
                         clearing accounts no more than two business days                X
                         following receipt, or such other number of days
1122(d)(2)(i)            specified in the transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Disbursements made via wire transfer on behalf of an
                         obligor or to an investor are made only by authorized           X
1122(d)(2)(ii)           personnel.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------


                                                                 K-1


-------------------------------------------------------------------------------- ---------------- ----------------- --------------
                                                                                      Master         Securities
                              Servicing Criteria                                     Servicer       Administrator     Custodians
-------------------------------------------------------------------------------- ---------------- ----------------- --------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Advances of funds or guarantees regarding
                         collections, cash flows or distributions, and any
                         interest or other fees charged for such advances, are           X
                         made, reviewed and approved as specified in the
1122(d)(2)(iii)          transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         The related accounts for the transaction, such as
                         cash reserve accounts or accounts established as a
                         form of overcollateralization, are separately
                         maintained (e.g., with respect to commingling of
1122(d)(2)(iv)           cash) as set forth in the transaction agreements.               X
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Each custodial account is maintained at a federally
                         insured depository institution as set forth in the
                         transaction agreements. For purposes of this
                         criterion, "federally insured depository institution"
                         with respect to a foreign financial institution means
                         a foreign financial institution that meets the                  X
                         requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)            Exchange Act.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Unissued checks are safeguarded so as to prevent                X
1122(d)(2)(vi)           unauthorized access.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Reconciliations are prepared on a monthly basis for
                         all asset-backed securities related bank accounts,
                         including custodial accounts and related bank
                         clearing accounts. These reconciliations are (A)
                         mathematically accurate; (B) prepared within 30
                         calendar days after the bank statement cutoff date,
                         or such other number of days specified in the                   X
                         transaction agreements; (C) reviewed and approved by
                         someone other than the person who prepared the
                         reconciliation; and (D) contain explanations for
                         reconciling items. These reconciling items are
                         resolved within 90 calendar days of their original
                         identification, or such other number of days
1122(d)(2)(vii)          specified in the transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------


                                                                K-2


-------------------------------------------------------------------------------- ---------------- ----------------- --------------
                                                                                      Master         Securities
                              Servicing Criteria                                     Servicer       Administrator     Custodians
-------------------------------------------------------------------------------- ---------------- ----------------- --------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                                   Investor Remittances and Reporting
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Reports to investors, including those to be filed
                         with the Commission, are maintained in accordance
                         with the transaction agreements and applicable
                         Commission requirements. Specifically, such reports
                         (A) are prepared in accordance with timeframes and
                         other terms set forth in the transaction agreements;
                         (B) provide information calculated in accordance with           X                X
                         the terms specified in the transaction agreements;
                         (C) are filed with the Commission as required by its
                         rules and regulations; and (D) agree with investors'
                         or the trustee's records as to the total unpaid
                         principal balance and number of mortgage loans
1122(d)(3)(i)            serviced by the Servicer.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Amounts due to investors are allocated and remitted
                         in accordance with timeframes, distribution priority
                         and other terms set forth in the transaction                     X               X
1122(d)(3)(ii)           agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Disbursements made to an investor are posted within
                         two business days to the Servicer's investor records,            X
                         or such other number of days specified in the
1122(d)(3)(iii)          transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Amounts remitted to investors per the investor
                         reports agree with cancelled checks, or other form of            X
1122(d)(3)(iv)           payment, or custodial bank statements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                                       Pool Asset Administration
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Collateral or security on mortgage loans is                                                       X
                         maintained as required by the transaction agreements
1122(d)(4)(i)            or related mortgage loan documents.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Mortgage loan and related documents are safeguarded
1122(d)(4)(ii)           as required by the transaction agreements.                                                        X
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
1122(d)(4)(iii)          Any additions, removals or substitutions to
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------


                                                                K-3


-------------------------------------------------------------------------------- ---------------- ----------------- --------------
                                                                                      Master         Securities
                              Servicing Criteria                                     Servicer       Administrator     Custodians
-------------------------------------------------------------------------------- ---------------- ----------------- --------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         the asset pool are made, reviewed and approved in
                         accordance with any conditions or requirements in the
                         transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Payments on mortgage loans, including any payoffs,
                         made in accordance with the related mortgage loan
                         documents are posted to the Servicer's obligor
                         records maintained no more than two business days
                         after receipt, or such other number of days specified
                         in the transaction agreements, and allocated to
                         principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)           accordance with the related mortgage loan documents.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         The Servicer's records regarding the mortgage loans
                         agree with the Servicer's records with respect to an
1122(d)(4)(v)            obligor's unpaid principal balance.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Changes with respect to the terms or status of an
                         obligor's mortgage loans (e.g., loan modifications or
                         re-agings) are made, reviewed and approved by
                         authorized personnel in accordance with the
                         transaction agreements and related pool asset
1122(d)(4)(vi)           documents.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Loss mitigation or recovery actions (e.g.,
                         forbearance plans, modifications and deeds in lieu of
                         foreclosure, foreclosures and repossessions, as
                         applicable) are initiated, conducted and concluded in
                         accordance with the timeframes or other requirements
1122(d)(4)(vii)          established by the transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Records documenting collection efforts are maintained
                         during the period a mortgage loan is delinquent in
                         accordance with the transaction agreements. Such
                         records are maintained on at least a monthly basis,
                         or such other period specified in the transaction
                         agreements, and describe the entity's activities in
1122(d)(4)(viii)         monitoring delinquent mortgage
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------


                                                                K-4


-------------------------------------------------------------------------------- ---------------- ----------------- --------------
                                                                                      Master         Securities
                              Servicing Criteria                                     Servicer       Administrator     Custodians
-------------------------------------------------------------------------------- ---------------- ----------------- --------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         loans including, for example, phone calls, letters
                         and payment rescheduling plans in cases where
                         delinquency is deemed temporary (e.g., illness or
                         unemployment).
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Adjustments to interest rates or rates of return for
                         mortgage loans with variable rates are computed based
1122(d)(4)(ix)           on the related mortgage loan documents.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Regarding any funds held in trust for an obligor
                         (such as escrow accounts): (A) such funds are
                         analyzed, in accordance with the obligor's mortgage
                         loan documents, on at least an annual basis, or such
                         other period specified in the transaction agreements;
                         (B) interest on such funds is paid, or credited, to
                         obligors in accordance with applicable mortgage loan
                         documents and state laws; and (C) such funds are
                         returned to the obligor within 30 calendar days of
                         full repayment of the related mortgage loans, or such
                         other number of days specified in the transaction
1122(d)(4)(x)            agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Payments made on behalf of an obligor (such as tax or
                         insurance payments) are made on or before the related
                         penalty or expiration dates, as indicated on the
                         appropriate bills or notices for such payments,
                         provided that such support has been received by the
                         servicer at least 30 calendar days prior to these
                         dates, or such other number of days specified in the
1122(d)(4)(xi)           transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Any late payment penalties in connection with any
                         payment to be made on behalf of an obligor are paid
                         from the servicer's funds and not charged to the
                         obligor, unless the late payment was due to the
1122(d)(4)(xii)          obligor's error or omission.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Disbursements made on behalf of an obligor are posted
                         within two business days to the obligor's records
1122(d)(4)(xiii)         maintained by the servicer,
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------


                                                                K-5


-------------------------------------------------------------------------------- ---------------- ----------------- --------------
                                                                                      Master         Securities
                              Servicing Criteria                                     Servicer       Administrator     Custodians
-------------------------------------------------------------------------------- ---------------- ----------------- --------------
       Reference                                Criteria
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         or such other number of days specified in the
                         transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
                         Delinquencies, charge-offs and uncollectible accounts
                         are recognized and recorded in accordance with the
1122(d)(4)(xiv)          transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------
1122(d)(4)(xv)           Any external enhancement or other support, identified
                         in Item 1114(a)(1) through (3) or Item 1115 of
                         Regulation AB, is maintained as set forth in the
                         transaction agreements.
------------------------ ------------------------------------------------------- ---------------- ----------------- --------------

------------------------ ------------------------------------------------------- ---------------- ----------------- --------------



                                   EXHIBIT L

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:  U.S. Bank National Assoc.           Attention:  Document Custody Services
     1133 Rankin Suite 100                           Receiving Unit
     EP-MN-TMZD                          FAX: (651) 695-6100 or 695-6101
     St. Paul, MN 55116

RE: Custodial Agreement between U.S. Bank National Association, a custodian, and ___________________ as the company stated in the "agreement".

In connection with and pursuant to Section ____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated:

FROM: Servicer:___________________________________________________________,
City/State______________

SERVICER LOAN #:___________________________,
U.S. BANK#_____________________________________,
Deal Name: ____________________,

Mortgagor's Name:_______________________________________________ Original
loan amount: ________

Property Address: ________________________________________________ Payment
amount: ____________

City/State/Zip: __________________________________________________ Interest
rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY
NAME:____________________________________________PHONE#__________________
________________

AUTHORIZED SIGNER:
_________________________________________________________________________

NAME(TYPED):_______________________________________________DATE:____________
________________

PHONE #:_____________________________________________________
DATE:__________________________

______________________________________________________________________________
PLEASE MAIL DOCUMENTS BACK TO:
-----------------------------
______________________________________________________________________________
______________________________________________________________________________
__________________________________

                                  EXHIBIT L-1

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:  Deutsche Bank National Trust Company
     1761 East St. Andrew Place,
     Santa Ana, California 92705
     Attention: Mortgage Custody - GS06OC

RE: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below. Further, any payments received by the Servicer listed below in connection with this request for release have been deposited into the Distribution Account for the benefit of the Trust.

FROM: Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
DEUTSCHE BANK #_____________________________________,
Deal Name: ____________________,

Mortgagor's Name: _______________________________________________ Original
loan amount: ________

Property Address: ________________________________________________ Payment
amount: ____________

City/State/Zip: __________________________________________________ Interest
rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted


                                    L-1-1

________4. Loan being liquidated by company

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY
NAME:____________________________________________PHONE#_________________
_________________

AUTHORIZED SIGNER:
_________________________________________________________________________

NAME(TYPED):_______________________________________________DATE:___________
_________________

PHONE #:_____________________________________________________
DATE:__________________________


______________________________________________________________________________
PLEASE MAIL DOCUMENTS BACK TO:
-----------------------------
______________________________________________________________________________
______________________________________________________________________________
__________________________________



                                    L-1-2

                                  EXHIBIT L-2

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:   JPMorgan Chase Bank, National Association
      2220 Chemsearch Blvd., Suite 150,
      Irving, Texas 75062

RE: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below:

FROM: Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
#_____________________________________,
Deal Name: ____________________,

Mortgagor's Name: _______________________________________________ Original
loan amount: ________

Property Address: ________________________________________________ Payment
amount: ____________

City/State/Zip: __________________________________________________ Interest
rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company


                                    L-2-1

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY
NAME:____________________________________________PHONE#________________
__________________

AUTHORIZED SIGNER:
_________________________________________________________________________

NAME(TYPED):_______________________________________________DATE:___________
_________________

PHONE #:_____________________________________________________
DATE:__________________________


______________________________________________________________________________
PLEASE MAIL DOCUMENTS BACK TO:
-----------------------------
______________________________________________________________________________
______________________________________________________________________________
__________________________________



                                    L-2-2

                                  EXHIBIT L-3

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

To:  Wells Fargo Bank, National Association
     1015 10th Avenue SE
     Minneapolis, MN 55414
     Attention: GSAA 2006-14

RE: Master Servicing and Trust Agreement, dated as of August 1, 2006 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), JPMorgan Chase Bank, National Association, Deutsche Bank National Trust Company and U.S. Bank National Association, each as a custodian, and Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), securities administrator (in such capacity, the "Securities Administrator") and as a custodian.

In connection with and pursuant to Section____________, of the agreement, we request the release and acknowledge of the custodial file for the mortgage loan described below, for the reason indicated below:

FROM: Servicer:________________________________________________________,
City/State______________

SERVICER LOAN #: ___________________________,
WELLS FARGO BANK, NATIONAL ASSOCIATION
#_____________________________________,
Deal Name: ____________________,

Mortgagor's Name: _______________________________________________ Original
loan amount: ________

Property Address: ________________________________________________ Payment
amount: ____________

City/State/Zip: __________________________________________________ Interest
rate: ________________

REASON FOR REQUESTING DOCUMENTS (check one)
-------------------------------------------

________1.  Loan paid in full

________2.  Loan in foreclosure

________3.  Loan being substituted

________4. Loan being liquidated by company


                                    L-2-3

________5.  Other (please explain)
_________________________________________________________

If box 1 or 4 above is checked, and if all or part of the Custodial File was previously released to us, then please provide a copy of the previous release request (RR) to us as well as any additional documents in your possession relating to the above specified mortgage loan.

If box 2 or 5 above is checked, then upon our return to you as custodian, all of the documents for the above specified mortgage loan, please acknowledge your receipt by signing in the space indicated below, and returning this form to us.

COMPANY
NAME:____________________________________________PHONE#________________
__________________

AUTHORIZED SIGNER:
_________________________________________________________________________

NAME(TYPED):_______________________________________________DATE:___________
_________________

PHONE #:_____________________________________________________
DATE:__________________________


______________________________________________________________________________
PLEASE MAIL DOCUMENTS BACK TO:
-----------------------------
______________________________________________________________________________
______________________________________________________________________________
__________________________________




                                    L-2-4


                                                      EXHIBIT M

                                           Form 8-K Disclosure Information

-------------------------------------------------------------------------------------------------------------------
                                           FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
---------------------------------------------------------- --------------------------------------------------------
  Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment
of any definitive agreement that is material to the
securitization, even if depositor is not a party.              The party to this Agreement entering into such
                                                                       Material Definitive Agreement.
Examples: servicing agreement, custodial agreement.

Note:   disclosure   not   required   as  to   definitive
agreements that are fully disclosed in the prospectus
---------------------------------------------------------- --------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any
definitive agreement that is material to the
securitization (other than expiration in accordance with     The party to this Agreement requesting termination of
its terms), even if depositor is not a party.                          a Material Definitive Agreement.

Examples: servicing agreement, custodial agreement.
---------------------------------------------------------- --------------------------------------------------------
          Item 1.03- Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                                       Depositor/Sponsor (Seller)
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Affiliated Servicer                                                             Servicer
---------------------------------------------------------- --------------------------------------------------------
o  Other  Servicer  servicing  20% or  more  of the  pool                         Servicer
assets at the time of the report
---------------------------------------------------------- --------------------------------------------------------
o Other material servicers                                                        Servicer
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Significant Obligor                                                             Depositor
---------------------------------------------------------- --------------------------------------------------------
o Credit Enhancer (10% or more)                                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Derivative Counterparty                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------


                                                        M-1


-------------------------------------------------------------------------------------------------------------------
                                           FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase        Master Servicer and Securities Administrator
 a Direct Financial Obligation or an Obligation under an
              Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the
certificateholders.
---------------------------------------------------------- --------------------------------------------------------
 Item 3.03- Material Modification to Rights of Security                   Securities Administrator
                         Holders

Disclosure is required of any material modification to
documents defining the rights of Certificateholders,
including the Pooling and Servicing Agreement.
---------------------------------------------------------- --------------------------------------------------------
  Item 5.03- Amendments of Articles of Incorporation or      (i) Securities Administrator and (ii) Depositor with
              Bylaws; Change of Fiscal Year                  respect to any information relating to the Depositor
Disclosure is required of any amendment "to the
governing documents of the issuing entity".
---------------------------------------------------------- --------------------------------------------------------
 Item 6.01- ABS Informational and Computational Material                          Depositor

---------------------------------------------------------- --------------------------------------------------------
Item 6.02- Change of Servicer or Securities Administrator         Master Servicer/Securities Administrator/
                                                                                  Servicer
Requires disclosure of any removal, replacement,
substitution or addition of any master servicer,
affiliated servicer, other servicer servicing 10% or
more of pool assets at time of report, other material
servicers or trustee.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new servicer or master                   Servicer/Master Servicer/Depositor
servicer is also required.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new Trustee is also required.                Depositor/Successor Trustee
---------------------------------------------------------- --------------------------------------------------------
   Item 6.03- Change in Credit Enhancement or External             Depositor and Securities Administrator
                         Support
Covers termination of any enhancement in manner other
than by its terms, the addition of an
---------------------------------------------------------- --------------------------------------------------------


                                                        M-2


-------------------------------------------------------------------------------------------------------------------
                                           FORM 8-K DISCLOSURE INFORMATION
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 8-K                                          Responsible Party
---------------------------------------------------------- --------------------------------------------------------
enhancement, or a material change in the enhancement
provided. Applies to external credit enhancements as
well as derivatives.
---------------------------------------------------------- --------------------------------------------------------
Reg AB disclosure about any new enhancement provider is                           Depositor
also required.
---------------------------------------------------------- --------------------------------------------------------
   Item 6.04- Failure to Make a Required Distribution                     Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
      Item 6.05- Securities Act Updating Disclosure                               Depositor

If any material pool characteristic differs by 5% or
more at the time of issuance of the securities from the
description in the final prospectus, provide updated Reg
AB disclosure about the actual asset pool.
---------------------------------------------------------- --------------------------------------------------------
If there are any new servicers or originators required                            Depositor
to be disclosed under Regulation AB as a result
of the foregoing, provide the information called for in
Items 1108 and 1110 respectively.
---------------------------------------------------------- --------------------------------------------------------
              Item 7.01- Reg FD Disclosure                      All Parties (excluding Custodian and Trustee)
---------------------------------------------------------- --------------------------------------------------------
                 Item 8.01- Other Events                                          Depositor

  Any event, with respect to which information is not
  otherwise called for in Form 8-K, that the registrant
       deems of importance to certificateholders.
---------------------------------------------------------- --------------------------------------------------------
      Item 9.01- Financial Statements and Exhibits             Responsible party for reporting/disclosing the
                                                                       financial statement or exhibit
---------------------------------------------------------- --------------------------------------------------------



                                                      EXHIBIT N

                                           Additional Form 10-D Disclosure

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
  Item 1: Distribution and Pool Performance Information

---------------------------------------------------------- --------------------------------------------------------
Information included in the [Monthly Statement]            Servicer, Master Servicer and Securities Administrator

---------------------------------------------------------- --------------------------------------------------------
Any information required by 1121 which is NOT included                            Depositor
on the [Monthly Statement]

---------------------------------------------------------- --------------------------------------------------------
                Item 2: Legal Proceedings

Any legal proceeding pending against the following
entities or their respective property, that is material
to Certificateholders, including any proceedings known to
be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Master Servicer, Securities Administrator and Depositor
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                          Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
     Item 3: Sale of Securities and Use of Proceeds         (i) Depositor (with respect to the Closing Date) and
   Information from Item 2(a) of Part II of Form 10-Q:                      (ii) Master Servicer

With respect to any sale of securities by the sponsor,
depositor or issuing entity, that are backed by the
same asset pool or are otherwise issued by the issuing
entity, whether or not registered, provide the sales and
use of proceeds information in Item 701 of Regulation S-K.
Pricing information can be omitted if securities were not
registered.
---------------------------------------------------------- --------------------------------------------------------


                                                        N-1


-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
         Item 4: Defaults Upon Senior Securities                          Securities Administrator

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after
expiration of any grace period and provision of any
required notice)
---------------------------------------------------------- --------------------------------------------------------
   Item 5: Submission of Matters to a Vote of Security                    Securities Administrator
                         Holders

Information from Item 4 of Part II of Form 10-Q
---------------------------------------------------------- --------------------------------------------------------
       Item 6: Significant Obligors of Pool Assets                                Depositor

Item 1112(b) - Significant Obligor Financial Information*
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
  Item 7: Significant Enhancement Provider Information

Item 1114(b)(2) - Credit Enhancement Provider Financial
Information*
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
    Item 1115(b) - Derivative Counterparty Financial
                      Information*
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------


                                                        N-2


-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-D DISCLOSURE

-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-D                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
                Item 8: Other Information                    Any party responsible for the applicable disclosure
                                                                              items on Form 8-K
Disclose any information required to be reported on Form
8-K during the period covered by the Form 10-D but not
reported
---------------------------------------------------------- --------------------------------------------------------
                    Item 9: Exhibits
---------------------------------------------------------- --------------------------------------------------------
         Monthly Statement to Certificateholders                          Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
Exhibits required by Item 601 of Regulation S-K, such as                          Depositor
                   material agreements
---------------------------------------------------------- --------------------------------------------------------


                                                      EXHIBIT O

                                           Additional Form 10-K Disclosure

-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
           Item 1B: Unresolved Staff Comments                                     Depositor

---------------------------------------------------------- --------------------------------------------------------
               Item 9B: Other Information                    Any responsible party for Disclosure Item on Form 8-K
Disclose any information required to be reported on
Form 8-K during the fourth quarter covered by the
Form 10-K but not reported
---------------------------------------------------------- --------------------------------------------------------
    Item 15: Exhibits, Financial Statement Schedules                  (i) As to agreements, Securities
                                                              Administrator/Depositor and (ii) as to financial
                                                              statements, Reporting Parties (as to themselves)
                                                                      (excluding Custodian or Trustee)
---------------------------------------------------------- --------------------------------------------------------
Reg AB Item 1112(b): Significant Obligors of Pool Assets
---------------------------------------------------------- --------------------------------------------------------
Significant Obligor Financial Information*                                        Depositor
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Item.
---------------------------------------------------------- --------------------------------------------------------
   Reg AB Item 1114(b)(2): Credit Enhancement Provider
                  Financial Information
---------------------------------------------------------- --------------------------------------------------------
o Determining applicable disclosure threshold                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the Items.
---------------------------------------------------------- --------------------------------------------------------
 Reg AB Item 1115(b): Derivative Counterparty Financial
                       Information
---------------------------------------------------------- --------------------------------------------------------
o Determining current maximum probable exposure                                   Depositor
---------------------------------------------------------- --------------------------------------------------------
o Determining current significance percentage                                     Depositor
---------------------------------------------------------- --------------------------------------------------------
o Requesting  required financial  information  (including                         Depositor
any required  accountants' consent to the use thereof) or
effecting incorporation by reference
---------------------------------------------------------- --------------------------------------------------------
*This information need only be reported on the Form 10-D
for the distribution period in which updated information
is required pursuant to the
---------------------------------------------------------- --------------------------------------------------------


                                                        O-1


-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
Items.
---------------------------------------------------------- --------------------------------------------------------
           Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following
entities or their respective property, that is material
to Certificateholders, including any proceedings known
to be contemplated by governmental authorities:
---------------------------------------------------------- --------------------------------------------------------
o Issuing Entity (Trust Fund)                              Master Servicer, Securities Administrator and Depositor
---------------------------------------------------------- --------------------------------------------------------
o Sponsor (Seller)                                             Seller (if a party to the Pooling and Servicing
                                                                          Agreement) or Depositor
---------------------------------------------------------- --------------------------------------------------------
o Depositor                                                                       Depositor
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                          Trustee
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Custodian                                                                       Custodian
---------------------------------------------------------- --------------------------------------------------------
o 1110(b) Originator                                                              Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any 1108(a)(2) Servicer (other than the Master                                  Servicer
Servicer or Securities Administrator)
---------------------------------------------------------- --------------------------------------------------------
o Any other party contemplated by 1100(d)(1)                                      Depositor
---------------------------------------------------------- --------------------------------------------------------
    Reg AB Item 1119: Affiliations and Relationships
---------------------------------------------------------- --------------------------------------------------------
Whether (a) the Sponsor (Seller), Depositor or Issuing                        Depositor as to (a)
Entity is an affiliate of the following parties, and (b)                    Sponsor/Seller as to (a)
to the extent known and material, any of the following
parties are affiliated with one another:

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
Whether there are any "outside the ordinary course                           Depositor as to (a)
business arrangements" other than would be obtained in                     Sponsor/Seller as to (a)
an arm's length transaction between (a)the Sponsor
(Seller), Depositor or Issuing Entity on the one hand,
and (b) any of the following parties (or  their
affiliates) on the other hand, that exist currently or
within the past two years and that are material to a
Certificateholder's understanding of the Certificates:

---------------------------------------------------------- --------------------------------------------------------


                                                        O-2


-------------------------------------------------------------------------------------------------------------------
                                           ADDITIONAL FORM 10-K DISCLOSURE
-------------------------------------------------------------------------------------------------------------------
                    Item on Form 10-K                                         Responsible Party
---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
Whether there are any specific relationships involving                        Depositor as to (a)
the transaction or the pool assets between (a) the                          Sponsor/Seller as to (a)
Sponsor (Seller), Depositor or Issuing Entity on the
one hand, and (b) any of the following parties (or
their affiliates) on the other hand, that exist
currently or within the past two years and that
are material:

---------------------------------------------------------- --------------------------------------------------------
o Master Servicer                                                              Master Servicer
---------------------------------------------------------- --------------------------------------------------------
o Securities Administrator                                                Securities Administrator
---------------------------------------------------------- --------------------------------------------------------
o Trustee                                                                         Depositor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1108(a)(3) servicer                                                   Servicer
---------------------------------------------------------- --------------------------------------------------------
o Any 1110 Originator                                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1112(b) Significant Obligor                                             Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1114 Credit Enhancement Provider                                        Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any 1115 Derivate Counterparty Provider                                     Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------
o Any other 1101(d)(1) material party                                         Depositor/Sponsor
---------------------------------------------------------- --------------------------------------------------------


                                   EXHIBIT P

        Form of Master Loan Purchase Agreement, between various sellers and Goldman Sachs Mortgage Company



         [See Exhibit 99.1 to Form 8-K/A filed with the Commission on
            February 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT Q

            Flow Servicing Agreement, dated as of January 1, 2006, between Avelo Mortgage, L.L.C. and Goldman Sachs Mortgage Company



          [See Exhibit 99.13 to Form 8-K filed with the Commission on
              March 14, 2006, Accession No. 0000905148-06-00297]

                                   EXHIBIT R

                Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans Servicing LP and Goldman Sachs Mortgage
                   Company, as amended by Amendment Reg AB



          [See Exhibit 99.3 to Form 8-K filed with the Commission on
             March 13, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT S

      Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide Home Loans, Inc. and Goldman Sachs
               Mortgage Company, as amended by Amendment Reg AB


          [See Exhibit 99.3 to Form 8-K filed with the Commission on
             March 13, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT T

      Amendment Reg AB to the Master Mortgage Loan Purchase and Servicing
         Agreement, dated as of January 1, 2006, among Goldman Sachs
                Mortgage Company, Countrywide Home Loans, Inc.
                    and Countrywide Home Loans Servicing LP



          [See Exhibit 99.1 to Form 8-K filed with the Commission on
             March 14, 2006, Accession No. 0000905148-06-002297]

                                   EXHIBIT U

    Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005, between GreenPoint Mortgage Funding, Inc.
                      and Goldman Sachs Mortgage Company



         [See Exhibit 99.9 to Form 8-K/A filed with the Commission on
            February 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT V

     Servicing Agreement, dated as of November 1, 2005, between GreenPoint
          Mortgage Funding, Inc. and Goldman Sachs Mortgage Company



         [See Exhibit 99.9 to Form 8-K/A filed with the Commission on
            February 14, 2006, Accession No. 0000905148-06-001326]

                                   EXHIBIT W

      Second Amended and Restated Flow Seller's Warranties and Servicing
        Agreement, dated as of January 1, 2006, between National City
               Mortgage Co. and Goldman Sachs Mortgage Company



          [See Exhibit 99.7 to Form 8-K filed with the Commission on
              March 14, 2006, Accession No. 0000905148-06-00297]

                                   EXHIBIT X

     Second Amended and Restated Master Seller's Warranties and Servicing
        Agreement, dated as of November 1, 2005, between Goldman Sachs
                  Mortgage Company and Wells Fargo Bank, N.A.



          [See Exhibit 99.1 to Form 8-K filed with the Commission on
              May 12, 2006, Accession No. 0000905148-06-003718]

                                   EXHIBIT Y



    Amended and Restated Flow Seller's Warranties and Servicing Agreement,
             dated as of December 1, 2005, between Goldman Sachs
                 Mortgage Company and SunTrust Mortgage, Inc.



         [See Exhibit 99.7 to Form 8-K/A filed with the Commission on
            February 14, 2006, Accession No. 0000905148-06-001326]

                                                                     Exhibit Z

                                                              ----------------
                                                               EXECUTION COPY
                                                              ----------------


                        GOLDMAN SACHS MORTGAGE COMPANY
                                   Purchaser

                                      and

                         WACHOVIA MORTGAGE CORPORATION
                                    Seller

            SELLER'S PURCHASE, WARRANTIES AND SERVICING AGREEMENT

                           Dated as of April 1, 2006

                                                    TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
ARTICLE I DEFINITIONS ...................................................................................................4

     Section 1.01.   Defined Terms. .....................................................................................4


ARTICLE II SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION
                OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL
                AGREEMENT; DELIVERY OF MORTGAGE LOAN DOCUMENTS...........................................................20

     Section 2.01.   Agreement to Purchase. .............................................................................20

     Section 2.02.   Purchase Price......................................................................................20

     Section 2.03.   Servicing of Mortgage Loans.........................................................................21

     Section 2.04.   Record Title and Possession of Mortgage Files; Maintenance of Servicing
                     Files...............................................................................................21

     Section 2.05.   Books and Records...................................................................................22

     Section 2.06.   Transfer of Mortgage Loans. ........................................................................22

     Section 2.07.   Delivery of Mortgage Loan Documents. ...............................................................22

     Section 2.08.   Quality Control Procedures..........................................................................23

     Section 2.09.   Closing.............................................................................................23


ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                REPURCHASE; REVIEW OF MORTGAGE LOANS.....................................................................24

     Section 3.01.   Representations and Warranties of the Seller........................................................24

     Section 3.02.   Representations and Warranties as to Individual Mortgage Loans......................................27

     Section 3.03.   Repurchase; Substitution............................................................................42

     Section 3.04.   Purchase Price Protection...........................................................................44

     Section 3.05.   Repurchase of Mortgage Loans With First Payment Defaults. ..........................................44


ARTICLE IV ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS............................................................44

     Section 4.01.   The Seller to Act as Servicer.......................................................................44

     Section 4.02.   Collection of Mortgage Loan Payments................................................................46

     Section 4.03.   Realization Upon Defaulted Mortgage Loans...........................................................46

     Section 4.04.   Establishment of Custodial Accounts; Deposits in Custodial Accounts.................................47

     Section 4.05.   Permitted Withdrawals From the Custodial Account....................................................49

     Section 4.06.   Establishment of Escrow Accounts; Deposits in Accounts..............................................50

     Section 4.07.   Permitted Withdrawals From the Escrow Account.......................................................51



                                                             i

     Section 4.08.   Payment of Taxes, Insurance and Charges; Maintenance of Primary Mortgage
                     Insurance; Collections Thereunder. .................................................................51

     Section 4.09.   Transfer of Accounts................................................................................53

     Section 4.10.   Maintenance of Hazard Insurance.................................................................... 53

     Section 4.11.   Maintenance of Mortgage Impairment Insurance Policy.................................................54

     Section 4.12.   Maintenance of Fidelity Bond and Errors and Omissions Insurance. ...................................54

     Section 4.13.   Title, Management and Disposition of REO Property...................................................55

     Section 4.14.   Notification of Maturity Date. .....................................................................56

     Section 4.15.   Establishment of and Deposits to Buydown Account....................................................56

ARTICLE V PAYMENTS TO THE PURCHASER......................................................................................57

     Section 5.01.   Distributions.......................................................................................57

     Section 5.02.   Statements to the Purchaser. .......................................................................57

     Section 5.03.   Monthly Advances by the Seller......................................................................59

     Section 5.04.   Liquidation Reports. ...............................................................................59


ARTICLE VI GENERAL SERVICING PROCEDURES .................................................................................59

     Section 6.01.   Assumption Agreements...............................................................................59

     Section 6.02.   Satisfaction of Mortgages and Release of Mortgage Files. ...........................................60

     Section 6.03.   Servicing Compensation. ............................................................................61

     Section 6.04.   Annual Statement as to Compliance...................................................................61

     Section 6.05.   Annual Independent Certified Public Accountants' Servicing Report...................................62

     Section 6.06.   Purchaser's Right to Examine Seller Records. .......................................................62

     Section 6.07.   Seller Shall Provide Information as Reasonably Required.............................................63


ARTICLE VII THE SELLER...................................................................................................63

     Section 7.01.   Indemnification; Third Party Claims. ...............................................................63

     Section 7.02.   Merger or Consolidation of the Seller. .............................................................64

     Section 7.03.   Limitation on Liability of the Seller and Others....................................................64

     Section 7.04.   Seller Not to Resign................................................................................65

     Section 7.05.   No Transfer of Servicing. ..........................................................................65


ARTICLE VIII DEFAULT.....................................................................................................65

     Section 8.01.   Events of Default...................................................................................65

     Section 8.02.   Waiver of Defaults..................................................................................67


                                                             ii

ARTICLE IX TERMINATION...................................................................................................67

     Section 9.01.   Termination.........................................................................................67


ARTICLE X RECONSTITUTION OF MORTGAGE LOANS ..............................................................................68

     Section 10.01.  Reconstitution of Mortgage Loans....................................................................68


ARTICLE XI MISCELLANEOUS PROVISIONS......................................................................................69

     Section 11.01.  Successor to the Seller. ...........................................................................69

     Section 11.02.  Amendment...........................................................................................70

     Section 11.03.  Recordation of Agreement............................................................................70

     Section 11.04.  Governing Law. .....................................................................................71

     Section 11.05.  Notices.............................................................................................71

     Section 11.06.  Severability of Provisions..........................................................................72

     Section 11.07.  Exhibits............................................................................................72

     Section 11.08.  General Interpretive Principles. ...................................................................72

     Section 11.09.  Reproduction of Documents. .........................................................................73

     Section 11.10.  Confidentiality of Information......................................................................73

     Section 11.11.  Recordation of Assignments of Mortgage. ............................................................73

     Section 11.12.  Assignment by Purchaser.............................................................................74

     Section 11.13.  No Partnership......................................................................................74

     Section 11.14.  Execution; Successors and Assigns. .................................................................74

     Section 11.15.  Entire Agreement....................................................................................74

     Section 11.16.  No Solicitation. ...................................................................................74

     Section 11.17.  Costs...............................................................................................75

     Section 11.18.  Protection of Mortgagor Personal Information........................................................75


EXHIBITS

         A-1      Contents of Mortgage File
         A-2      Contents of Servicing File
         B        Form of Custodial Account Letter Agreement
         C        Form of Escrow Account Letter Agreement
         D        Form of Assignment, Assumption and Recognition Agreement
         E        Form of Assignment and Conveyance
         F        Request for Release of Documents and Receipt
         G        Regulation AB Compliance Addendum

            This is a Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 and is executed by and between Goldman Sachs Mortgage Company, as purchaser (the "Purchaser"), and Wachovia Mortgage Corporation, as seller and servicer (in such capacity, the "Seller").

                                  WITNESSETH:

            WHEREAS, the Purchaser has heretofore agreed to purchase from the Seller and the Seller has heretofore agreed to sell to the Purchaser certain Mortgage Loans, servicing rights retained, from time to time, pursuant to the terms of a letter agreement by and between the Seller and the Purchaser (the "Purchase Price and Terms Letter");

            WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed to the related Assignment and Conveyance. The Mortgage Loans as described herein shall be delivered in groups of whole loans (each, a "Mortgage Loan Package") on various dates as provided herein (each, a "Closing Date"); and

            WHEREAS, the Purchaser and the Seller wish to prescribe the representations and warranties of the Seller with respect to itself, the Mortgage Loans and the management, servicing and control of the Mortgage Loans by the Seller.

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Seller agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

            Section 1.01. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides, including future updates.

                  Adjustable Rate Mortgage Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

            Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

            Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agency Transfer: The sale or transfer by the Purchaser of some or all of the Mortgage Loans to Fannie Mae or Freddie Mac.

            Agreement: This Seller's Purchase, Warranties and Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

            Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the underwriting requirements of the originator.

            Assignment and Conveyance: As defined in Section 2.03.

            Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form and in blank, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

            Balloon Mortgage Loan: Any Mortgage Loan which by its original terms or any modifications thereof provides for amortization beyond its scheduled maturity date.

            BIF: The Bank Insurance Fund, or any successor thereto.

            Business Day: Any day other than (i) a Saturday or a Sunday, or
(ii) a legal holiday in the States of New York or North Carolina, or (iii) a day on which banks in the States of New York or North Carolina are authorized or obligated by law or executive order to be closed.

            Buydown Account: An account maintained by the Seller specifically to hold all Buydown Funds to be applied to individual Buydown Mortgage Loans.

      Buydown Agreement: An agreement between the Seller and a Mortgagor, or an agreement among the Seller, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

      Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Seller or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the mortgagor's funds in the early years of a Mortgage Loan.

      Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period, and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

      Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

      Closing Date: The date or dates set forth in the related Purchase Price and Terms Letter on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

      Combined Loan-to-Value Ratio or CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value as determined pursuant to the Underwriting Standards of the related Mortgaged Property as of the origination of the Second Lien Loan.

      Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

      Commission: The United States Securities and Exchange Commission.

      Compensating Interest: For any Remittance Date, the lesser of (i) the aggregate Servicing Fee payable to the Seller for such Remittance Date and
(ii) the aggregate Prepayment Interest Shortfall for such Remittance Date.

      Condemnation Proceeds: All awards, compensation and settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

      Convertible Mortgage Loan: Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

            Co-op Lease: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

            Co-op Loan: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

            Co-op Stock: With respect to a Co-op Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related residential cooperative housing corporation.

            Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

            Credit Score: The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Seller. If two credit bureau scores are obtained, the Credit Score will be the lower score. If three credit bureau scores are obtained, the Credit Score will be the middle of the three. When there is more than one applicant, the lowest of the applicants' Credit Scores will be used. There is only one
(1) score for any loan regardless of the number of borrowers and/or applicants.

            Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Cut-off Date: With respect to each Mortgage Loan Package, the first Business Day of the month of the related Closing Date, or as otherwise set forth in the related Purchase Price and Terms Letter.

            Determination Date: With respect to each Remittance Date, the 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month in which such Remittance Date occurs.

            Due Date: With respect to any Mortgage Loan, the day of the month on which the Monthly Payment is due on such Mortgage Loan, exclusive of any days of grace.

            Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on, and including the first day of the month of the Remittance Date.

            Eligible Account: An account established and maintained: (a) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by the Seller so that all funds deposited therein are fully insured, (b) with the corporate trust department of a financial institution assigned a short-term debt rating of not less than "A-1" by Standard & Poor's or "P-1" by Moody's Investors Service, Inc. and, if ownership of the Mortgage Loans is evidenced by mortgaged backed securities, the equivalent ratings of the rating agencies, and held such that the rights of the Purchaser and the owner of the Mortgage Loans shall be fully protected against the claims of any creditors of the Seller and of any creditors or depositors of the institution in which such account is maintained or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account is established pursuant to clause (b) or (c) of the preceding sentence, the Seller shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

            Eligible Institution: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agency; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

            Eligible Investments: Any one or more of the following obligations or securities:

            (a) direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

            (b) (i) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by each Rating Agency and (ii) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

            (c) repurchase obligations with a term not to exceed thirty (30) days and with respect to (i) any security described in clause (a) above and entered into with a depository institution or trust company (acting as principal) described in clause (b)(ii) above;

            (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

            (e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) which are rated in one of the two highest rating categories by each Rating Agency at the time of such investment;

            (f) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to each Rating Agency as evidenced in writing by each Rating Agency; and

            (g) any money market funds the collateral of which consists of obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (which may include repurchase obligations secured by collateral described in clause (a)) and other securities and which money market funds are rated in one of the two highest rating categories by each Rating Agency.

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such investment or security is purchased at a price greater than par.

            Equity: With respect to any second lien Mortgage Loan, the Appraised Value, less the unpaid principal balance of the related First Lien Loan.

            Equity Loan-to-Value: With respect to any second lien Mortgage Loan, the original principal balance of such Mortgage Loan, divided by the Equity.

            Escrow Account: Each separate trust account or accounts created and maintained pursuant to Section 4.06 which shall be entitled "Wachovia Mortgage Corporation, in trust for the Purchaser, as owner of various whole loan series and various Mortgagors" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 8.01.

            Fannie Mae: The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

            Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 4.12.

            FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

            First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

            First Remittance Date: The eighteenth (18th) day of the month following each respective Closing Date, or if such day is not a Business Day, the first Business Day immediately thereafter.

            Fixed Rate Mortgage Loan: A Mortgage Loan purchased pursuant to this Agreement which bears a fixed Mortgage Interest Rate during the life of the loan.

            Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

            Freddie Mac Guides: The Freddie Mac Sellers' Guide and the Freddie Mac Servicers' Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

            GAAP: Generally accepted accounting principles, consistently applied.

            Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

            High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) classified as a "high cost home," "threshold," "covered," "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

            Home Loan: A Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor's Glossary.

            HUD: The United States Department of Housing and Urban Development or any successor thereto.

            Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Only Mortgage Loan: A Mortgage Loan that only requires payments of interest for a period of time specified in the related Mortgage Note.

            Interest Rate Adjustment Date: With respect to each adjustable rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

            Liquidation Proceeds: Amounts received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the original outstanding principal amount of the Mortgage Loan and, with respect to any second lien Mortgage Loan, the outstanding principal amount of any related First Lien Loan as of the date of origination of such mortgage loan, to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

            Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

            MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

            MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN: The Mortgage Identification Number for any MERS Mortgage
Loan.

            Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

            Monthly Advance: The payment required to be made by the Seller with respect to any Remittance Date pursuant to Section 5.03.

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

            Mortgage: With respect to any Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor. With respect to a Co-op Loan, the related Security Agreement.

            Mortgage File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the provisions of the related Mortgage Note.

            Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

            Mortgage Loan Documents: The documents contained in a Mortgage
File.

            Mortgage Loan Package: As defined in the Recitals to this Agreement.

            Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the Mortgage Interest Rate less the related Servicing Fee Rate.

            Mortgage Loan Schedule: The schedule of Mortgage Loans annexed to the related Assignment and Conveyance, each such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

            (1) the Seller's Mortgage Loan identifying number;

            (2) the Mortgagor's name;

            (3) the street address of the Mortgaged Property including the state and zip code;

            (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property;

            (5) the number of units and type of residential property constituting the Mortgaged Property (e.g., single family, two- to four-family, condominium, etc);

            (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

            (7) the Loan-to-Value Ratio at origination and as of the related Cut-off Date;

            (8) with respect to any second lien Mortgage Loan, the Equity Loan-to-Value Ratio at origination and as of the related Cut-off Date;

            (9) the Mortgage Interest Rate at origination and as of the related Cut-off Date;

            (10) the Mortgage Loan origination date;

            (11) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance;

            (12) the stated maturity date of the Mortgage Loan and of the First Lien Loan, if applicable;

            (13) the amount of the Monthly Payment as of the related Cut-off
Date;

            (14) the original principal amount of the Mortgage Loan and the principal balance of the related First Lien Loan, if applicable, as of the date of origination;

            (15) the Scheduled Principal Balance of the Mortgage Loan and the principal balance of the related first lien, in the case of a Second Lien Loan, if applicable, as of the related Cut-off Date;

            (16) a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

            (17) a code indicating the documentation style (i.e. full, alternative or reduced);

            (18) the number of times during the twelve (12) month period preceding the related Closing Date that any Monthly Payment has been received thirty (30) or more days after its Due Date;

            (19) the date on which the first Monthly Payment is due and the applicable next Due Date;

            (20) a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a Primary Mortgage Insurance Policy; and, in the case of any Mortgage Loan which is insured as to payment defaults by a Primary Mortgage Insurance Policy, the name of the provider of such Primary Mortgage Insurance Policy;

            (21) a code indicating whether or not the Mortgage Loan is the subject of a Prepayment Penalty, and if so, a description of and the terms of such Prepayment Penalty;

            (22) the Primary Mortgage Insurance Policy certificate number, if applicable;

            (23) the Primary Mortgage Insurance Policy coverage percentage, if applicable;

            (24) a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan;

            (25) a code indicating the specific loan/underwriting program of each Mortgage Loan as assigned by the Seller pursuant to the Underwriting Standards;

            (26) the loan type (i.e. fixed, adjustable; 2/28, 3/27, 5/25, etc.);

            (27) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency;

            (28) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin which is also the Periodic Rate floor;

            (29) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

            (30) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

            (31) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap;

            (32) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the related Cut-off Date;

            (33) with respect to each Adjustable Rate Mortgage Loan, the Index;

            (34) a code indicating whether the Mortgage Loan is a second lien Mortgage Loan;

            (35) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan;

            (36) a code indicating whether the Mortgage Loan is an Interest Only Mortgage Loan and the term of the interest-only period;

            (37) the Mortgage Interest Rate adjustment period;

            (38) the Mortgage Interest Rate adjustment percentage;

            (39) the Due Date for the first Monthly Payment;

            (40) with respect to the related Mortgagor, the debt-to-income ratio;

            (41) the Appraised Value of the Mortgaged Property; and

            (42) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property.

            With respect to the Mortgage Loans in the aggregate in each Mortgage Loan Package, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date unless otherwise specified:

            (1) the number of Mortgage Loans;

            (2) the current aggregate outstanding principal balance of the Mortgage Loans;

            (3) the weighted average Mortgage Interest Rate of the Mortgage
Loans;

            (4) the weighted average original months to maturity of the Mortgage Loans and the weighted average remaining months to maturity of the Mortgage Loans.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

            Mortgaged Property: With respect to any Mortgage Loan, the underlying real property securing repayment of the related Mortgage Note, consisting of a fee simple parcel of real estate or a leasehold estate, the term of which is equal to or longer than the term of such Mortgage Note.

            Mortgagor: The obligor on a Mortgage Note.

            Mortgagor Personal Information: Any information, including, but not limited to, all personal information about a Mortgagor that is disclosed to the Seller or the Purchaser by or on behalf of the Mortgagor.

            OCC: Office of the Comptroller of the Currency, its successors and assigns.

            Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the

Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to
(a) the qualification of any account required to be maintained pursuant to this Agreement as an eligible account, (b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC Provisions, must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the Seller and any servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Seller or any servicer or in an Affiliate of either and (iii) is not connected with the Seller or any servicer as an officer, employee, director or person performing similar functions.

            OTS: Office of Thrift Supervision or any successor thereto.

            Pass-Through Transfer: As defined in Section 10.01(a)(iii).

            Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest
Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

            Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Premium Percentage: With respect to any Mortgage Loan, a percentage equal to the excess of the Purchase Price Percentage over 100%.

            Prepayment Interest Shortfall: As to any Remittance Date and Principal Prepayment in full, the difference between (i) one full month's interest at the applicable Mortgage Interest Rate (after giving effect to any applicable relief act reduction, debt service reduction and deficient valuation), as reduced by the Servicing Fee Rate, on the outstanding principal balance of the related Mortgage Loan immediately prior to such Principal Prepayment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

            Prepayment Penalty: With respect to each Mortgage Loan, the amount of any premium or penalty required to be paid by the Mortgagor if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(bb), or any replacement policy therefor obtained by the Seller pursuant to Section 4.08.

            Prime Rate: The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

            Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Purchase Price: As defined in Section 2.02.

            Purchase Price and Terms Letter: As defined in the Recitals to this Agreement which may also be a form of trade execution notice.

            Purchaser: Goldman Sachs Mortgage Company, its successors in interest and assigns.

            Qualified Appraiser: With respect to each Mortgage Loan, an appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

            Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae or Freddie Mac.

            Rating Agencies: Standard & Poor's Ratings Services, a division of The McGraw- Hill Companies, Inc., Moody's Investors Service, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

            Reconstitution: Any Pass-Through Transfer or Whole Loan Transfer.

            Refinanced Mortgage Loan: A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            Remittance Date: The 18th day of each month, beginning with the First Remittance Date, or if such day is not a Business Day, the first Business Day thereafter.

            REO Disposition: The final sale by the Seller of any REO Property.

            REO Disposition Proceeds: Amounts received by the Seller in connection with an REO Disposition.

            REO Property: A Mortgaged Property acquired by or on behalf of the Purchaser in full or partial satisfaction of the related Mortgage as described in Section 4.13.

            Repurchase Price: With respect to any Mortgage Loan for which a breach of a representation or warranty from the Agreement is found, a price equal to the then outstanding principal balance of the Mortgage Loan to be repurchased, plus accrued interest thereon at the Mortgage Interest Rate from the date to which interest had last been paid through the date of such repurchase, plus the amount of any outstanding advances owed to any servicer, and plus all costs and expenses incurred by the Purchaser or any servicer arising out of or based upon such breach, including without limitation costs and expenses incurred in the enforcement of the Seller's repurchase obligation hereunder, and plus, in the event a Mortgage Loan is repurchased during the first twelve months following the related Closing Date and has not been placed in a Pass-Through Transfer, an amount equal to the Premium Percentage multiplied by the outstanding principal balance of such Mortgage Loan as of the date of such repurchase.

            RESPA: Real Estate Settlement Procedures Act, as amended from time to time.

            SAIF: The Savings Association Insurance Fund, or any successor thereto.

            Scheduled Principal Balance: As to each Mortgage Loan and any date of determination, (i) the principal balance of such Mortgage Loan as of the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal (or advances in lieu thereof).

            Second Lien Loan: A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

            Security Agreement: With respect to a Co-op Loan, the agreement or mortgage creating a security interest in favor of the originator of the Co-op Loan in the related Co-op Stock.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of a Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Seller specifies the Mortgage Loan(s) to which such expenses relate, and provided further that any such enforcement, administrative or judicial proceeding does not arise out of a breach of any representation, warranty or covenant of the Seller hereunder),
(c) the management and liquidation of any REO Property, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage, (e) any expenses reasonably sustained by the Seller with respect to the liquidation of the Mortgaged Property in accordance with the terms of this Agreement and (f) compliance with the obligations under Section 4.08.

            Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller for servicing the Mortgage Loans in accordance with the terms of this Agreement, which shall, for each month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Scheduled Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed, and shall be pro rated (based upon the number of days of the related month the Seller so acted as servicer relative to the number of days in that month) for each part thereof. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 4.05) of related Monthly Payments collected by the Seller, or as otherwise provided under Section 4.05.

            Servicing Fee Rate: The per annum rate at which the Servicing Fee accrues, which rate with respect to each Mortgage Loan shall be as set forth in the related Purchase Price and Terms Letter.

            Servicing File: With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-2 and copies of all documents for such Mortgage Loan specified in Exhibit A-1.

            Servicing Officer: Any officer of the Seller involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

            Standard & Poor's: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.

            Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

            Underwriting Standards: As to each Mortgage Loan, the Seller's underwriting guidelines in effect as of the date of origination of such Mortgage Loan.

            Whole Loan Transfer: As defined in Section 10.01(a)(i).

                                  ARTICLE II
          SERVICING OF MORTGAGE LOANS; RECORD TITLE AND POSSESSION OF
            MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
                      DELIVERY OF MORTGAGE LOAN DOCUMENTS

            Section 2.01. Agreement to Purchase.

            The Seller agrees to sell and the Purchaser agrees to purchase on each Closing Date, pursuant to this Agreement and the related Purchase Price and Terms Letter, the Mortgage Loans being sold by the Seller and listed on the related Mortgage Loan Schedule, servicing rights retained, having an aggregate Scheduled Principal Balance in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on such Closing Date. The Seller shall deliver in an electronic format the Mortgage Loan Schedule for the Mortgage Loans to be purchased on such Closing Date to the Purchaser at least two (2) Business Days prior to such Closing Date.

            Section 2.02. Purchase Price.

            The Purchase Price for the Mortgage Loans in a Mortgage Loan Package shall be equal to the sum of (a) the percentage of par as stated in the related Purchase Price and Terms Letter (subject to adjustment as provided therein), multiplied by the aggregate Scheduled Principal Balance of Mortgage Loans as of the related Cut-off Date listed on the related Mortgage Loan Schedule plus (b) accrued interest on the aggregate Scheduled Principal Balance as of the related Cut-off Date of the related Mortgage Loans at the weighted average Mortgage Loan Remittance Rate of such Mortgage Loans from the related Cut-off Date to but not including such Closing Date (the "Purchase Price"). If so provided in the related Purchase Price and Terms Letter, portions of each Mortgage Loan Package shall be priced separately.

            The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans in a Mortgage Loan Package shall be paid on the related Closing Date by wire transfer of immediately available funds.

            With respect to each Mortgage Loan, the Purchaser shall be entitled to (1) the principal portion of all Monthly Payments due after the related Cut-off Date, (2) all other recoveries of principal collected on or after the related Cut-off Date (provided, however, that the principal portion of all Monthly Payments due on or before the related Cut-off Date and collected by the Seller or any successor servicer after the related Cut-off Date shall belong to the Seller), and (3) all payments of interest on the Mortgage Loans at the related Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date). The Scheduled Principal Balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected, together with any unscheduled Principal Prepayments collected prior to the related Cut-off Date; provided, however, that Monthly Payments for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such Monthly Payments shall be the property of the Purchaser. The Seller shall deposit any such Monthly Payments into the Custodial Account.

            Section 2.03. Servicing of Mortgage Loans.

            On each Closing Date, the Mortgage Loans in the related Mortgage Loan Package will be sold by the Seller to the Purchaser on a servicing retained basis upon the execution and delivery of an Assignment and Conveyance in the form attached hereto as Exhibit E (the "Assignment and Conveyance").

            Simultaneously with the execution and delivery of the related Assignment and Conveyance, for each Mortgage Loan Package, the Seller hereby agrees to service the Mortgage Loans listed on the Mortgage Loan Schedule in accordance with Accepted Servicing Practices and this Agreement. The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

            Section 2.04. Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

            As of each Closing Date, the Seller will have sold, transferred, assigned, set over and conveyed to the Purchaser, without recourse, and the Seller hereby acknowledges that the Purchaser will have, all the right, title and interest of the Seller in and to the Mortgage Loans. In accordance with
Section 2.07, the Seller shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to Purchaser or its designee. The possession of each Servicing File by the Seller is for the sole purpose of servicing the related Mortgage Loan. From each Closing Date, the ownership of each related Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Seller shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans. Any portion of the Mortgage Files retained by the Seller shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

            In addition, in connection with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at its own expense, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Seller to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS(R) System to identify the Purchaser of such Mortgage Loans. The Seller further agrees that it will not alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

            Section 2.05. Books and Records.

            The sale of each Mortgage Loan will be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and will be reflected on the Purchaser's balance sheet and other financial statements as a purchase by the Purchaser. The Seller shall maintain, a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Seller's computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Seller and periodic inspection reports as required by Section
4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Seller may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Seller complies with the requirements of the Fannie Mae Guides.

            Section 2.06. Transfer of Mortgage Loans.

            The Seller shall keep at its office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms of Section 11.12. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or any Mortgage Loan unless a properly executed Assignment, Assumption and Recognition Agreement in the form of Exhibit D with respect to such Mortgage Loan has been delivered to the Seller; provided, that, unless otherwise provided in the related Purchase Price and Terms Letter, in no event shall there be more than three (3) "Purchasers" with respect to any Mortgage Loan Package. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and, except as otherwise provided herein, the previous Purchaser shall be released from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

            Section 2.07. Delivery of Mortgage Loan Documents.

            The Seller shall deliver and release to the Purchaser or its designee the Mortgage Loan Documents no later than two (2) Business Days prior to the related Closing Date pursuant to a bailee letter agreement. If the Seller cannot deliver the original recorded Mortgage Loan Documents on the related Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 270 days from the related Closing Date, deliver such original recorded documents to the Purchaser or its designee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). If delivery is not completed within 270 days of the related Closing Date solely because such documents shall not have been returned by the appropriate recording office, the Seller shall deliver a recording receipt of such recording office, or, if such recording receipt is not available, an officer's certificate of a servicing officer of the Seller, confirming that such document has been accepted for recording and shall use its best efforts to deliver such document within twelve (12) months of the related Closing Date.

            No later than three (3) days prior to the related Closing Date, the Seller shall provide a copy of the commitment for title insurance to the Purchaser or its designee.

            Any review by the Purchaser or its designee of the Mortgage Files shall in no way alter or reduce the Seller's obligations hereunder.

            To the extent received by it, the Seller shall forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two (2) weeks after their execution; provided, however, that the Seller shall provide the Purchaser, or its designee, with a copy, certified by the Seller as a true copy, of any such document submitted for recordation within two (2) weeks after its execution, and shall promptly provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within two (2) weeks of its return from the appropriate public recording office.

            The Seller shall pay all initial recording fees, if any, for the Assignments of Mortgage and any other fees or costs in transferring all original documents to the Custodian or, upon written request of the Purchaser, to the Purchaser or the Purchaser's designee. The Purchaser or the Purchaser's designee shall be responsible for recording the Assignments of Mortgage and shall be reimbursed by the Seller for the costs associated therewith pursuant to the preceding sentence.

            Section 2.08. Quality Control Procedures.

            The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

            Section 2.09. Closing.

            The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date. The closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing for the Mortgage Loans to be purchased on the related Closing Date shall be subject to each of the following conditions:

            (a) at least two (2) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information contained in the Mortgage Loan Schedule;

            (b) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date or, with respect to representations and warranties made as of a date other than the related Closing Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

            (c) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

            (d) the Seller shall have received, or the Seller's attorneys shall have received in escrow, all closing documents, in such forms as are agreed upon and acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the terms hereof;

            (e) the Seller shall have delivered and released to the Purchaser (or its designee) on or prior to the related Closing Date all documents required to be delivered and released pursuant to the terms of this Agreement; and

            (f) all other terms and conditions of this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance shall have been materially complied with.

            Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price pursuant to Section
2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.


                                  ARTICLE III
           REPRESENTATIONS AND WARRANTIES OF THE SELLER; REPURCHASE;
                           REVIEW OF MORTGAGE LOANS

            Section 3.01. Representations and Warranties of the Seller.

            The Seller represents, warrants and covenants to the Purchaser that as of each Closing Date or as of such date specifically provided herein:

            (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

            (b) The Seller has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance and to conduct its business as presently conducted; the Seller has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, and any agreements contemplated hereby, and this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Seller, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Seller to make this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance and all agreements contemplated hereby valid and binding upon the Seller in accordance with their respective terms;

            (c) None of the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the related Assignment and Conveyance, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance will conflict with any of the terms, conditions or provisions of the Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any material agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

            (d) There is no litigation, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance, or which is reasonably likely to have a material adverse effect on the financial condition of the Seller;

            (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance, except for consents, approvals, authorizations and orders which have been obtained;

            (f) The consummation of the transactions contemplated by this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement, the related Purchase Price and Terms Letter and the related Assignment and Conveyance are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

            (g) The Seller has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio at the Cut-off Date;

            (h) The Seller will treat the sale of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes;

            (i) The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans. The Seller is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws and regulations, meets the minimum capital requirements, if applicable, set forth by the OCC, and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac and no event has occurred which would make the Seller unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (j) The Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

            (k) Neither this Agreement nor any information, statement, tape, diskette, form, report, or other document furnished or to be furnished by or on behalf of the Seller pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby (including any Securitization Transfer or Whole Loan Transfer) contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading;

            (l) The Seller acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Seller, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

            (m) The Seller has delivered to the Purchaser financial statements as to its last two complete fiscal years for which financial statements are available. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement, the related Purchase Price and Terms Letter or the related Assignment and Conveyance;

            (n) The Seller has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

            (o) The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

            Section 3.02. Representations and Warranties as to Individual Mortgage Loans.

            The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the related Closing Date as follows:

            (a) The information set forth in the Mortgage Loan Schedule, including any diskette or other related data tapes delivered to the Purchaser, is complete, true and correct in all material respects as of the related Cut-off Date;

            (b) With respect to a first lien Mortgage Loan that is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a first lien Mortgage Loan that is a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

            (c) With respect to a second lien Mortgage Loan that is not a Co-op Loan, the Mortgage creates a second lien or a second priority ownership interest in an estate in fee simple in real property securing the related Mortgage Note. With respect to a second lien Mortgage Loan that is a Co-op Loan, the Mortgage creates a second lien or a second priority ownership interest in the stock ownership and leasehold rights associated with the cooperative unit securing the related Mortgage Note;

            (d) All payments due on or prior to the related Cut-off Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent thirty (30) days or more in payment and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; as to each Mortgage Loan, there has been no more than one thirty (30) day delinquency during the immediately preceding twelve-month period;

            (e) All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

            (f) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser. No instrument of waiver, alteration or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

            (g) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (h) All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by Freddie Mac, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement. Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

            (i) Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws or unfair and deceptive practices laws applicable to the Mortgage Loan including, without limitation, any provisions relating to Prepayment Penalties, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations. The Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser, upon demand, evidence of compliance with all such requirements;

            (j) The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

            (k) With respect to any first lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property and, with respect to any second lien Mortgage Loan, the related Mortgage is a valid, subsisting, enforceable and perfected second lien on the Mortgaged Property, including for Mortgage Loans that are not Co-op Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first or second lien, as applicable, of the Mortgage subject only to (1) with respect to any second lien Mortgage Loan, the related First Lien Loan, (2) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (3) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or
(B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates (1) with respect to any first lien Mortgage Loan, a valid, subsisting, enforceable and perfected first lien and first priority security interest and (2) with respect to any second lien Mortgage Loan, a valid, subsisting, enforceable and perfected second lien and second priority security interest, in each case, on the property described therein, and the Seller has the full right to sell and assign the same to the Purchaser;

            (l) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors generally and the equitable remedy of specific performance and by general equitable principles. All parties to the Mortgage Note and the related Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the related Mortgage. The Mortgage Note and the related Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of Seller, the Mortgagor or any other party involved in the origination of the Mortgage Loan. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or related Mortgage;

            (m) Except with respect to MERS Mortgage Loans, the Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Seller will retain the Servicing File in trust for the Purchaser only for the purpose of servicing and supervising the servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Seller intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of servicing the Mortgage Loan as set forth in this Agreement. After the related Closing Date, the Seller will have no right to modify or alter the terms of the sale of the Mortgage Loan and the Seller will have no obligation or right to repurchase the Mortgage Loan or substitute another Mortgage Loan, except as provided in this Agreement;

            (n) Each Mortgage Loan that is not a Co-op Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (k)(1), (2), (3) and (4) above) the Seller, its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan. Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. The Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

            (o) Except with respect to Mortgage Loans less than 30 days delinquent as of the related Closing Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Seller nor, to the Seller's knowledge, any prior mortgagee has waived any default, breach, violation or event permitting acceleration. With respect to each second lien Mortgage Loan, (i) the First Lien Loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

            (p) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage, which are not insured against by the title insurance policy referenced in paragraph (n) above;

            (q) All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (n) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

            (r) The Mortgage Loan was originated by or for the Seller. The Mortgage Loan complies with the terms, conditions and requirements of the Underwriting Standards in all material respects. The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac. The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

            (s) The Mortgaged Property at origination of the related Mortgage Loan was and, to the Seller's knowledge, currently is free of material damage and waste. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

            (t) The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

            (u) If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses, except as may be required by local law, are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

            (v) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to Fannie Mae or Freddie Mac, and such appraisal was signed prior to the final approval of the mortgage loan application by a Qualified Appraiser;

            (w) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

            (x) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (k) above and such collateral does not serve as security for any other obligation;

            (y) The Mortgage Loan does not contain "graduated payment" features; to the extent any Mortgage Loan is a Buydown Mortgage Loan:

                  (i) On or before the date of origination of such Mortgage
            Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan. The effective interest rate of a Buydown Mortgage Loan if less than the interest rate set forth in the related Mortgage Note will increase within the Buydown Period as provided in the related Buydown Agreement so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note. All Buydown Funds required to make the full payment of principal and interest under each Buydown Loan are in the Buydown Account held by the Seller in its capacity as servicer. The Buydown Mortgage Loan satisfies the requirements of the Underwriting Standards;

                  (ii) The Mortgage and Mortgage Note reflect the permanent
            payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are not available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgage Property when calculating the Loan-to-Value Ratios for purposes of the Agreement;

                  (iii) The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan; and

                  (iv) As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the Underwriting Standards.

            (z) The Mortgagor was not in bankruptcy or insolvent as of the date of origination of the Mortgage Loan and, to the Seller's knowledge, is not in bankruptcy or insolvent as of the related Closing Date;

            (aa) Each Fixed Rate Mortgage Loan has an original term to maturity of not more than thirty (30) years, with interest calculated and payable in arrears on the first day of each month in equal monthly installments of principal and interest. Except with respect to Interest Only Mortgage Loans, each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance of the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years and to pay interest at the related Mortgage Interest Rate; provided, however, in the case of a balloon Mortgage Loan, the Mortgage Loan matures at least seven (7) years after the first payment date thereby requiring a final payment of the outstanding principal balance prior to the full amortization of the Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

            (bb) If a Mortgage Loan has an LTV greater than 80%, the portion of the principal balance of such Mortgage Loan in excess of the portion of the Appraisal Value of the Mortgaged Property required by Fannie Mae, is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

            (cc) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

            (dd) As to Mortgage Loans that are not Co-op Loans and that are not secured by an interest in a leasehold estate, the Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a mobile home, geodesic dome or any other property generally deemed unacceptable by Fannie Mae or Freddie Mac. As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and, since the date of origination no portion of the Mortgaged Property has been used for commercial purposes, except as permitted under the Underwriting Standards;

            (ee) Except with respect to Interest Only Mortgage Loans, principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with such Mortgage Loan;

            (ff) Each Mortgage Loan that is subject to a Prepayment Penalty as provided in the related Mortgage Note is identified on the related Mortgage Loan Schedule. With respect to Mortgage Loans originated prior to October 1, 2002, no such Prepayment Penalty may be imposed for a term in excess of five (5) years following origination;

            (gg) As of the date of origination of the Mortgage Loan, the Mortgaged Property was lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (hh) If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the Seller's eligibility requirements as set forth in Underwriting Standards;

            (ii) There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue and there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property;

            (jj) The related Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

            (kk) No action has been taken or failed to be taken by the Seller on or prior to the related Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any Primary Mortgage Insurance Policy (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, or for any other reason under such coverage;

            (ll) Each Mortgage Loan has been serviced in all material respects in compliance with Accepted Servicing Practices;

            (mm) With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority over the Seller's security interest in such cooperative shares;

            (nn) With respect to each Co-op Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to Fannie Mae and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Co-op Loan;

            (oo) With respect to each Co-op Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Code, is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

            (pp) With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Co-op Lease;

            (qq) The Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority;

            (rr) With respect to any ground lease to which a Mortgaged Property may be subject: (i) a true, correct and complete copy of the ground lease and all amendments, modifications and supplements thereto is included in the Servicing File, and the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease; (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise except as contained in the Mortgage File; (iii) all ground lease rents, additional rent, assessments and other charges reserved therein that have become due have been fully paid to the extent payable as of the related Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the related Closing Date pursuant to the terms of such ground lease; (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease; (ix) the ground lease will not terminate earlier than five years after the maturity date of the related Mortgage Loan; (x) the Purchaser has the right to cure defaults on the ground lease; (xi) the use of leasehold estates for residential properties is a widely accepted practice in the jurisdiction in which the Mortgage Property is located; (xii) the ground lease protects the mortgagee's interests in the event of a property condemnation; (xiii) the ground lease permits the mortgaging of the related Mortgage Property; (xiv) the ground lease is assignable or transferable; and (xv) the ground lease does not provide for termination of the lease in the event of lessee's default without the mortgagee being entitled to receive written notice of, and a reasonable opportunity to cure, the default;

            (ss) With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the borrower and no claims will arise as to broker fees that are double charged and for which the borrower would be entitled to reimbursement;

            (tt) Each Mortgage Loan constitutes a "qualified mortgage" under
Section 860G(a)(3)(A) of the Code and Treasury Regulations Section
1.860G-2(a)(1);

            (uu) Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee;

            (vv) To the Seller's knowledge, all information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that is or will be inaccurate or misleading in any material respect;

            (ww) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans. The Seller shall maintain such statement in the Servicing File;

            (xx) No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%. No Second Lien Mortgage Loan has an Equity LTV in excess of 100%;

            (yy) Either (a) no consent for the second lien Mortgage Loan is required by the holder of the related First Lien Loan or (b) such consent has been obtained and is contained in the Mortgage File;

            (zz) With respect to any second lien Mortgage Loan, the Seller has not received notice of: (1) any proceeding for the total or partial condemnation of any Mortgaged Property, (2) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (3) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

            (aaa) No second lien Mortgage Loan is a "home equity line of credit";

            (bbb) As of the Closing Date, the Seller has not received a notice of default of a First Lien Loan which has not been cured;

            (ccc) No Mortgage Loan provides for negative amortization;

            (ddd) No Mortgage Loan is a High Cost Loan or Covered Loan. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 and no Mortgage Loan is in violation of any comparable state or local law. The Mortgaged Property is not located in a jurisdiction where a breach of this representation with respect to the related Mortgage Loan may result in additional assignee liability to the Purchaser, as determined by Purchaser in its reasonable discretion. No predatory or deceptive lending practices were employed in the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide;

            (eee) With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with;

            (fff) The origination and servicing practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Seller is entitled to collect, all such payments are in the possession of, or under the control of, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All escrow payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage. As to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

            (ggg) No Mortgage Loan is a Convertible Mortgage Loan;

            (hhh) With respect to each Adjustable Rate Mortgage Loan, the Mortgage Loan Documents provide that after the related first Interest Rate Adjustment Date, a related Mortgage Loan may only be assumed if the party assuming such Mortgage Loan meets certain credit requirements stated in the Mortgage Loan Documents;

            (iii) Any future advances made to the Mortgagor prior to the applicable Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the Mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

            (jjj) No Mortgage Loan was made in connection with the construction (other than a "construct-to-perm" loan which has become a permanent loan and construction has been completed) or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;

            (kkk) If applicable, with respect to each Mortgage, the Seller has within the last twelve months (unless such Mortgage was originated within such twelve month period) analyzed the required Escrow Payments for each Mortgage and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law;

            (lll) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Seller to the Purchaser, that Seller has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser and the Purchaser is not precluded from furnishing the same to any subsequent or prospective purchaser of such Mortgage;

            (mmm)Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract issued by First American Real Estate Tax Service, and such contract is transferable;

            (nnn) Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

            (ooo) No Mortgagor with respect to any Mortgage Loan originated on or after August 1, 2004 agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

            (ppp) The Seller's parent has adopted an Anti-Money Laundering and Terrorist-Finance Policy (the "Policy") that requires the Seller to comply with applicable anti-money laundering law and regulations, including without limitation on the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws") and based upon the succeeding information the Seller believes that it is compliant with that Policy; the Seller has established an anti-money laundering compliance program as required by Policy, has procedure in place to conduct due diligence, based upon the Seller's risk assessment of the applicable Mortgagor, in connection with the origination of each Mortgage Loan for purposes of the Policy, including the verification of the identity of the applicable Mortgagor and, where required, the origin of the assets used by the said Mortgagor to purchase the property in question and has procedures, including record keeping procedures, in place to comply with Section 326 of the USA Patriot Act of 2001 and its implementing regulation 31 CFR 103.121 regarding the identity of the applicable Mortgagor. On or before the closing of any Mortgage Loan, the Seller conducts or causes to be conducted an OFAC screening of the Mortgagor to comply with regulations of the Office of Foreign Assets Control ("OFAC") of the United States Department of Treasury implementing certain United States laws and the executive orders issued under the authority of such laws; and thereafter Seller periodically re-screens or causes the re-screening of Mortgagors when the OFAC sanctioned parties lists are updated;

            (qqq) The Seller is the owner of record of each Mortgage and the indebtedness evidenced by each Mortgage Note, and upon the sale of the Mortgage Loans to the Purchaser, the

Seller will retain the Mortgage Files with respect thereto in trust only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

            (rrr) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (sss) No Mortgage Loan provides for interest payable on a simple interest basis;

            (ttt) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

            (uuu) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA");

            (vvv) There is no Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by a Mortgaged Property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act;

            (www) No Mortgage Loan is a "high cost home," "high risk home" or "predatory" loan under any applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (xxx) No Mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

            (yyy) With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, to the borrower (e.g., such as rate or fee reduction); (ii) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium; (iii) the prepayment premium was adequately disclosed to the borrower pursuant to applicable state and federal law; (iv) no Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years and any Mortgage Loans originated prior to such date will not impose prepayment penalties in excess of five years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such prepayment premium in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the Servicer to impose such premium;

            (zzz) The Seller has and shall in its capacity as servicer, for each Mortgage Loan, fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis unless such reporting is suspended due to the Servicemembers Civil Relief Act or an eligible disaster declaration;

            (aaaa) With respect to the Mortgage Loans, the borrower was offered mortgage loan products suitable for such borrower and not designed for less creditworthy borrowers;

            (bbbb) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective criteria which relate the borrower's income, assets and liabilities (except in the case of loan programs which do not require the borrower to report the borrower's income or assets, such as "no income, no assets" lending programs or which rely on the borrower's representation of the borrower's income, such as "stated income" lending programs) to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology determined that at the time of origination (application/approval) the borrower had the reasonable ability to make timely payments on the Mortgage Loan;

            (cccc) No Mortgagor was charged "points and fees" (whether or not financed) greater than 5% of the principal amount of such Mortgage Loan. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (i) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party, and (ii) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges that, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan. All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

            (dddd) With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

            Section 3.03. Repurchase; Substitution.

            It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination, or lack of examination, of any Mortgage Loan Document. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others. The Seller shall have a period of ninety (90) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach. Notwithstanding the above sentences, within ninety (90) days after the earlier of either discovery by, or notice to, the Seller of any breach of the representations or warranties set forth in clause (ttt) through (dddd) of Section 3.02, any breach of which shall automatically be deemed to materially and adversely affect the value of the Mortgage Loan and the interest of the Purchaser therein, the Seller shall repurchase such Mortgage Loan at the Repurchase Price. The Seller hereby covenants and agrees that (except as provided in the previous sentence with respect to certain breaches for which no substitution is permitted) if any such breach is not corrected or cured within such ninety (90) day period, the Seller shall, at the Purchaser's option, either repurchase such Mortgage Loan at the Repurchase Price or substitute a mortgage loan for the Defective Mortgage Loan as provided below. In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within ninety (90) of the earlier of either discovery by or notice to the Seller of such breach, all affected Mortgage Loans shall, at the option of the Purchaser, be repurchased by the Seller at the Repurchase Price. Any such repurchase shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price.

            If pursuant to the foregoing provisions the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

            If the Seller is required to repurchase any Mortgage Loan pursuant to this Section 3.03 as a result of a breach of any of the representations and warranties set forth in Section 3.02, the Seller may, with the Purchaser's prior consent, which consent shall not be unreasonably withheld, within two
(2) years from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan,
(d) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (e) with respect to any second lien Mortgage Loan, have an Equity Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) have the same lien priority as that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution.

            The Seller shall amend the related Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan. The Monthly Payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Seller and the Monthly Payment on the Defective Mortgage Loan for which the substitution is made due on the such date shall be the property of the Purchaser.

            It is understood and agreed that the obligation of the Seller set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, and to indemnify Purchaser pursuant to Section 7.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. If the Seller fails to repurchase or substitute for a defective Mortgage Loan in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser's reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 7.01, that failure shall, upon compliance by the Purchaser with the next to the last paragraph of this Section 3.03, be an Event of Default and the Purchaser shall be entitled to pursue all available remedies. No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 8.01 and 9.01.

            Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and
3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Seller or notice thereof by the Purchaser to the Seller,
(ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

            In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase or substitution of a Defective Mortgage Loan pursuant to this Section 3.03, require that the Seller deliver, at the Seller's expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

            Section 3.04. Purchase Price Protection.

            With respect to any Mortgage Loan that prepays in full during the first month following the related Closing Date, the Seller shall reimburse the Purchaser the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the related Cut-off Date, within thirty
(30) days of such payoff. Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this
Section 3.04 notwithstanding such assignment.

            Section 3.05. Repurchase of Mortgage Loans With First Payment Defaults.

            If a Mortgagor is forty-five (45) days or more delinquent with respect to the first Monthly Payment due to the Purchaser on the related Mortgage Loan immediately following the related Closing Date, the Seller, at the Purchaser's option, shall promptly repurchase such Mortgage Loan from the Purchaser within thirty (30) calendar days' of receipt of written notice from the Purchaser. Any repurchase pursuant to this Section 3.04 shall be effected in accordance with the procedures set forth in Section 3.03 hereof, however, any such repurchase shall be made at the Repurchase Price.

                                  ARTICLE IV
              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

            Section 4.01. The Seller to Act as Servicer.

            The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices, and shall have full power and authority, acting alone or through subservicers or agents, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices. The Seller shall service and administer the Mortgage Loans through the exercise of the same care that it customarily employs for its own account. The Seller may perform its servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder. Notwithstanding anything to the contrary, the Seller may delegate any of its duties under this Agreement to one or more of its Affiliates without regard to any of the requirements of this Section; provided, however, that the Seller shall not be released from any of its responsibilities hereunder by virtue of such delegation.

            Except as set forth in this Agreement, the Seller shall service the Mortgage Loans in compliance with the servicing provisions of the Fannie Mae Guides (special servicing option), which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of mortgage impairment insurance, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, the maintenance of Primary Mortgage Insurance Policies, insurance claims, the title, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Files, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Seller.

            Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Seller, reasonably foreseeable, or the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of any principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), make any future advances or extend the final maturity date, as the case may be, with respect to such Mortgage Loan. In the event of any such modification that permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with
Section 4.04, the difference between (a) the otherwise scheduled Monthly Payment and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances pursuant to Section 4.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered by the Purchaser when the Seller believes it appropriate and reasonable in its best judgment, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Purchaser pursuant to the provisions of Section 4.13. Notwithstanding anything herein to the contrary, the Seller may not enter into a forbearance agreement or similar arrangement with respect to any Mortgage Loan which runs more than 180 days after the first delinquent Due Date without the prior consent of the Purchaser. Any such agreement shall be approved by any applicable holder of a Primary Mortgage Insurance Policy, if required.

            The Seller is authorized and empowered by the Purchaser, in its own name, when the Seller believes it appropriate in its reasonable judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Purchaser, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Purchaser and its successors and assigns.

            Unless a different time period is stated in this Agreement, the Purchaser shall be deemed to have given consent in connection with a particular matter if the Purchaser does not affirmatively grant or deny consent within ten (10) Business Days from the date the Purchaser receives a written request for consent for such matter from the Seller.

            The Seller shall accurately and fully report its borrower credit files related to the Mortgage Loans to Equifax, Transunion and Experian in a timely manner.

            Section 4.02. Collection of Mortgage Loan Payments.

            Continuously from the date hereof until the date each Mortgage Loan ceases to be serviced subject to this Agreement, the Seller will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, Accepted Servicing Practices, and the terms and provisions of related Primary Mortgage Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller will take special care in ascertaining and estimating annual escrow payments, and all other charges that, as provided in the Mortgage, will become due and payable, so that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 4.03. Realization Upon Defaulted Mortgage Loans.

            The Seller shall use commercially reasonable efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, Accepted Servicing Practices, any Primary Mortgage Insurance and the best interest of Purchaser, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. Foreclosure or comparable proceedings shall be initiated pursuant to Fannie Mae guidelines and applicable state law with respect to Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which the Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Seller shall notify the Purchaser in writing (which may be by electronic mail) of the commencement of foreclosure proceedings. The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings or functions; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector at the Purchaser's expense. Upon completion of the inspection, the Seller shall promptly provide the Purchaser with a written report of the environmental inspection. After reviewing the environmental inspection report, the Purchaser shall determine how the Seller shall proceed with respect to the Mortgaged Property.

            In the event that a Mortgage Loan becomes part of a REMIC, and becomes REO Property, such property shall be disposed of by the Seller, with the consent of the Purchaser as required pursuant to this Agreement, within three (3) years after becoming an REO Property, unless the Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to three years after its becoming REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. The Seller shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by the Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, the Seller shall provide the Purchaser or any master servicer with information sufficient to perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

            Section 4.04. Establishment of Custodial Accounts; Deposits in Custodial Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts with a commercial bank, a savings bank or a savings and loan association (which may be a depository Affiliate of the Seller) which meets the guidelines set forth by Fannie Mae or Freddie Mac as an eligible depository institution for custodial accounts. Each Custodial Account shall be an Eligible Account. Funds deposited in a Custodial Account may be drawn on in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a letter agreement in the form shown in Exhibit B hereto. The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon the request of any subsequent purchaser.

            The Seller shall deposit in the Custodial Account on a daily basis, within one (1) Business Day of receipt thereof, and retain therein the following payments and collections received or made by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

                  (i) all payments on account of principal, including
            Principal Prepayments, on the Mortgage Loans;

                  (ii) all payments on account of interest on the Mortgage
            Loans adjusted to the Mortgage Loan Remittance Rate;

                  (iii) all Liquidation Proceeds;

                  (iv) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Section 4.13;

                  (v) all Insurance Proceeds including amounts required to be deposited pursuant to Sections 4.08, 4.10 and 4.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Accepted Servicing Practices, the loan documents or applicable law;

                  (vi) all Condemnation Proceeds affecting any Mortgaged
            Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

                  (vii) any Monthly Advances;

                  (viii) Compensating Interest, if any, for the month of
            distribution. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                  (ix) all proceeds of any Mortgage Loan repurchased in
            accordance with Sections 3.03;

                  (x) any amounts required to be deposited by the Seller
            pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                  (xi) any amounts required to be deposited in the Custodial
            Account pursuant to Section 4.01 or Section 6.02; and

                  (xii) an amount from the Buydown Account that when added to the Mortgagor's payment will equal the full monthly amount due under the related Mortgage Note.

            The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary fees, to the extent permitted by Section 6.01, need not be deposited by the Seller in the Custodial Account.

            The Seller may invest the funds in the Custodial Account in Eligible Investments designated in the name of the Seller for the benefit of the Seller, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that (A) any investment in the Eligible Institution with which the Custodial



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

Account is maintained may mature on such Remittance Date and (B) any other investment may mature on such Remittance Date if the Seller shall advance funds on such Remittance Date, pending receipt thereof to the extent necessary to make distributions to the Purchaser) and shall not be sold or disposed of prior to maturity. Notwithstanding anything to the contrary herein and above, all income and gain realized from any such investment shall be for the benefit of the Seller and shall be subject to withdrawal by the Seller from the Custodial Account pursuant to Section 4.05(iv). The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Seller out of its own funds immediately as realized.

            Section 4.05. Permitted Withdrawals From the Custodial Account.

            The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

                  (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

                  (ii) to reimburse itself for Monthly Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fee) of principal and/or interest respecting which any such advance was made, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Section 3.03, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such Section and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                  (iii) to reimburse itself for unreimbursed Servicing
            Advances and any unpaid Servicing Fees, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition Proceeds;

                  (iv) to pay to itself as part of its servicing compensation:
            (a) any interest earned on funds or any investment earnings in the Custodial Account net of any losses on such investments (all such amounts to be withdrawn monthly not later than each Remittance
            Date), and (b) to the extent not otherwise retained, the Servicing Fee from that portion of any payment or recovery as to interest with respect to a particular Mortgage Loan;

                  (v) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 3.03 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

                  (vi) to reimburse itself for unreimbursed Monthly Advances and Servicing Advances to the extent not fully reimbursed pursuant to Section 4.05(ii) or (iii) above;

                  (vii) to transfer funds to another Eligible Account in
            accordance with Section 4.09 hereof;

                  (viii) to remove funds inadvertently placed in the Custodial
            Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution; and

                  (ix) to clear and terminate the Custodial Account upon the termination of this Agreement.

            Section 4.06. Establishment of Escrow Accounts; Deposits in
Accounts.

            The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts. Each Escrow Account shall be an Eligible Account. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a letter agreement in the form shown in Exhibit
C. The original of such letter agreement shall be furnished to the Purchaser on the initial Closing Date, and upon request to any subsequent purchaser.

            The Seller shall deposit in the Escrow Account or Accounts on a daily basis, within two (2) Business Days of receipt thereof, and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage
            Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

                  (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

                  (iii) all Servicing Advances for Mortgagors whose Escrow
            Payments are insufficient to cover escrow disbursements.

            The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Section 4.07. The Seller shall be entitled to retain any interest paid on funds deposited in an Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that such Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 4.07. Permitted Withdrawals From the Escrow Account.

            Withdrawals from the Escrow Account may be made by the Seller only:

                  (i) to effect timely payments of ground rents, taxes,
            assessments, water rates, Primary Mortgage Insurance Policy premiums, if applicable, fire and hazard insurance premiums, condominium assessments and comparable items for the related Mortgage;

                  (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

                  (iii) to refund to the Mortgagor any funds as may be
            determined to be overages;

                  (iv) for transfer to the Custodial Account in accordance
            with the terms of this Agreement;

                  (v) for application to restoration or repair of the
            Mortgaged Property;

                  (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to clear and terminate the Escrow Account on the
            termination of this Agreement;

                  (viii) to pay to the Mortgagors or other parties Insurance
            Proceeds deposited in accordance with Section 4.06;

                  (ix) to remove funds inadvertently placed in the Escrow
            Account by the Seller or for which amounts previously deposited are returned unpaid by the related Mortgagor's banking institution;

                  (x) to clear and terminate the Escrow Account upon the
            termination of this Agreement; and

                  (xi) to remit to the Purchaser payments on account of
            Buydown Funds, as applicable.

            Section 4.08. Payment of Taxes, Insurance and Charges; Maintenance of Primary Mortgage Insurance; Collections Thereunder.

            With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage insurance premiums (if any) and fire and hazard insurance coverage and shall obtain, from time to time, all



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

bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments subject to its ability to recover such Servicing Advances pursuant to Sections 4.05(ii), (iii) and (vi). Notwithstanding the foregoing, if the Seller reasonably determines that any such Servicing Advance would not be recoverable from amounts collected on the related Mortgage Loan, the Seller shall have no obligation to make such Servicing Advance. Any such determination shall be evidenced by an Officer's Certificate delivered to the Purchaser indicating the reasons therefor.

            The Seller will maintain in full force and effect Primary Mortgage Insurance Policies issued by a Qualified Insurer with respect to each first lien Mortgage Loan for which such coverage is herein required. Such coverage will be maintained until the Loan-to-Value ratio of the related Mortgage Loan is reduced to the amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Mortgage Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Mortgage Insurance Policy for such canceled or non-renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Seller would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Seller shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted first lien Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Seller under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.



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

            Section 4.09. Transfer of Accounts.

            The Seller may transfer a Custodial Account, Buydown Account or an Escrow Account to a different Eligible Account from time to time. Such transfer shall be made only upon providing notice of the transfer to the Purchaser.

            Section 4.10. Maintenance of Hazard Insurance.

            The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is acceptable to Fannie Mae or Freddie Mac and customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of
(a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If required by the Flood Disaster Protection Act of 1973, as amended, each Mortgage Loan shall be covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration in effect with an insurance carrier acceptable to Fannie Mae or Freddie Mac, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if the related Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf. To the extent the payment of the related premiums will not, in the Seller's reasonable determination, constitute non-recoverable Servicing Advances, the Seller shall also maintain on each REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with Accepted Servicing Practices, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
4.05. It is understood and agreed that no other additional insurance need be required by the Seller or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to this Agreement, the Fannie Mae Guides or such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller and its successors and/or assigns and shall provide for at least thirty
(30) days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are Qualified Insurers.

            Section 4.11. Maintenance of Mortgage Impairment Insurance Policy.

            In the event that the Seller (or an Affiliate of the Seller) shall obtain and maintain a blanket policy issued by an issuer acceptable to Fannie Mae or Freddie Mac insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and shall use commercially reasonable efforts to obtain a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser.

            Section 4.12. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

            The Seller shall maintain, at its own expense, a blanket Fidelity Bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond shall be in the form of a mortgage banker's blanket bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement and fraud of such persons. The errors and omissions insurance shall protect and insure the Seller against losses arising out of errors and omissions and negligent acts of such persons. Such errors and omissions insurance shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring the Fidelity Bond or errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Guides. The Seller shall deliver to the Purchaser a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Purchaser. Upon request by the Purchaser, the Seller shall provide the Purchaser with an insurance certificate certifying coverage under this Section 4.12, and will provide an update to such certificate upon request, or upon renewal or material modification of coverage.

            Section 4.13. Title, Management and Disposition of REO Property.

            In the event that title to the Mortgaged Property is acquired in foreclosure, by deed in lieu of foreclosure or other method resulting in full or partial satisfaction of the related Mortgage, the deed or certificate of sale shall be taken in the name of the Purchaser or its designee, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller, at the expense of the Purchaser, from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

            The Seller shall notify the Purchaser in accordance with the Fannie Mae Guides of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Seller shall continue to provide certain administrative services to the Purchaser relating to such REO Property as set forth in this Section 4.13.

            The Seller shall, either itself or through an agent selected by the Seller, and in accordance with the Fannie Mae Guides manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter or more frequently as required by the circumstances. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Servicing File.

            The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three (3) years after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a longer period than three (3) years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances. The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The Seller shall update the Purchaser from time-to-time as to the status of each REO Property.

            Section 4.14. Notification of Maturity Date.

            With respect to each Mortgage Loan, the Seller shall execute and deliver to the Mortgagor any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the maturity date if required under applicable law.

            Section 4.15. Establishment of and Deposits to Buydown Account.

            (a) The Seller shall segregate and hold all Buydown Funds collected and received pursuant to the Buydown Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Buydown Accounts, in the form of time deposit or demand accounts, titled "Wachovia Mortgage Corporation, in trust for the Purchaser, its successors or assigns, and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors." The Buydown Accounts shall be established with an Eligible Account, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Seller shall provide the Purchaser with written confirmation of the existence of such Buydown Account. Funds deposited in the Buydown Account may be drawn on by the Seller in accordance with this Section 4.15.

            (b) The Seller shall, from time to time, withdraw funds from the Buydown Account for the following purposes:

                  (i) on or prior to each Remittance Date, to deposit in the
            Custodial Account in the amounts and in the manner provided for in
            Section 4.04(xi);

                  (ii) to transfer funds to another Eligible Account in
            accordance with Section 4.09 hereof;

                  (iii) to withdraw funds deposited in error; and

                  (iv) to clear and terminate the Buydown Account upon the
            termination of this Agreement.

            (c) Notwithstanding anything to the contrary elsewhere in this Agreement, the Seller may employ the Escrow Account as the Buydown Account to the extent that the Seller can separately identify any Buydown Funds deposited therein.

If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Seller or the insurer under any related Primary Mortgage Insurance Policy) the Seller shall, on the Remittance Date following the date upon which Liquidation Proceeds or REO Disposition proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Buydown Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in it entirety during the related Buydown Period, the Seller shall be required to withdraw from the Buydown Account any Buydown Funds remaining in the Buydown Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a principal prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Buydown Account related to such Buydown Mortgage Loan, would result in a Principal Prepayment of the entire unpaid principal balance of the Buydown Mortgage Loan, the Seller shall distribute to the Purchaser on the Remittance Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Buydown Account, together with any amounts required to be deposited into the Custodial Account.

                                   ARTICLE V
                           PAYMENTS TO THE PURCHASER

            Section 5.01. Distributions.

            On each Remittance Date, the Seller shall distribute by wire transfer to the Purchaser (i) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05, plus (ii) all Monthly Advances, if any, which the Seller is obligated to distribute pursuant to Section 5.03, plus (iii) all payments in respect of Compensating Interest for such Remittance Date required to be deposited in the Custodial Account pursuant to Section 4.04(viii), minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, (v) minus any amounts attributable to Buydown Funds relating to a future Due Period being held in the Custodial Account, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts, and (vi) any Principal Prepayments received during the month of such Remittance Date, which amounts shall be remitted on the next succeeding Remittance Date.

            With respect to any remittance received by the Purchaser after the Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following the second Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

            Section 5.02. Statements to the Purchaser.

            The Seller shall furnish to the Purchaser an individual loan accounting report, as of the last Business Day of each month, in the Seller's assigned loan number order to document



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

Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report shall be received by the Purchaser no later than the fifth (5th) Business Day of the following month in a format mutually agreed upon by both the Purchaser and the Seller and in hard copy, which report shall contain the following (or such other information as is mutually agreed upon by the Seller and the Purchaser):

                  (i) with respect to each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Penalties or premiums, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Section 4.04);

                  (ii) with respect to each Monthly Payment, the amount of
            such remittance allocable to interest;

                  (iii) the amount of servicing compensation received by the
            Seller during the prior collection period;

                  (iv) the aggregate Scheduled Principal Balance of the
            Mortgage Loans;

                  (v) the aggregate of any expenses reimbursed to the Seller during the prior distribution period pursuant to Section 4.05;

                  (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, and (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired; and

                  (vii) the amount of any Monthly Advances.

            The Seller shall also provide a monthly servicing report, sorted in the Purchaser's assigned loan number order, in the form of Alltel reports P139, S214, S215 and S50Y and Fidelity report P-4DL (or in such other forms as the Purchaser and the Seller may agree), with each such report.

            The Seller shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

            In addition, not more than sixty (60) days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.



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            Section 5.03. Monthly Advances by the Seller.

            Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall deposit in the Custodial Account an amount equal to all Monthly Payments, whether or not deferred pursuant to
Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date.

            The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the earlier of: (i) the date of the termination or resignation, as applicable, of the Seller pursuant to Section 7.04, 8.01 or 9.01 or (ii) the date of final disposition and liquidation of the related Mortgage Loan or any Mortgaged Property acquired through foreclosure or a conveyance in lieu of foreclosure, unless the Seller reasonably believes such advance to be non-recoverable from proceeds of the related Mortgage Loan. In such event, the Seller shall deliver to the Purchaser an Officer's Certificate of the Seller to the effect that an officer of the Seller has reviewed the related Servicing File and has made the reasonable determination that any additional advances are non-recoverable from proceeds of the related Mortgage Loan.

            Section 5.04. Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property. The Seller shall also provide reports on the status of REO Property containing such information as the Purchaser may reasonably require.

                                  ARTICLE VI
                         GENERAL SERVICING PROCEDURES

            Section 6.01. Assumption Agreements.

            The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Seller shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. If the Seller is prohibited under applicable law from (a) entering into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed or (b) requiring the original Mortgagor to remain liable under the



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Mortgage Note, the Seller, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

            In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of the Fannie Mae Guides. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Seller for entering into an assumption or substitution of liability agreement shall belong to the Seller as additional servicing compensation.

            Notwithstanding the foregoing paragraphs of this Section or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Section 6.02. Satisfaction of Mortgages and Release of Mortgage
Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 4.04 have been or will be so deposited, of a Servicing Officer and shall request delivery to it of the portion of the Mortgage File held by the Purchaser. The Purchaser shall no later than five (5) Business Days after receipt of such certification and request, release or cause to be released to the Seller, the related Mortgage Loan Documents and, upon its receipt of such documents, the Seller shall promptly prepare and deliver to the Purchaser the requisite satisfaction or release. No later than three (3) Business Days following its receipt of such satisfaction or release, the Purchaser shall deliver, or cause to be delivered, to the Seller the release or satisfaction properly executed by the owner of record of the applicable Mortgage or its duly appointed attorney in fact. If such Mortgage Loan is a MERS Mortgage Loan, the Seller is authorized to cause the removal from the registration on the MERS System of such Mortgage and to execute and deliver,



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

on behalf of the Purchaser, any and all instruments of satisfaction or cancellation or of partial or full release.

            In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the Mortgage Loan Documents, the Seller, upon written demand, shall remit within five (5) Business Days to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.

            From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return such Mortgage Loan Documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

            Section 6.03. Servicing Compensation.

            As compensation for its services hereunder, the Seller shall be entitled to the Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Section 6.01, late payment charges, interest and investment earning on funds on deposit in the Custodial Account and Escrow Account (to the extent provided for herein) and other ancillary income shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

            Section 6.04. Annual Statement as to Compliance.

            Within the later of (a) seventy-five (75) days after the end of each calendar year or (b) fifteen (15) calendar days prior to the date on which the Purchaser or the affiliate of the Purchaser required to file an annual report on Form 10-K in connection with any Pass-Through Transfer is required to file such annual report on Form 10-K with the United States Securities and Exchange Commission (the "SEC"), the Seller will deliver to the Purchaser an Officers' Certificate stating, as to each signatory thereof, that
(i) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year,



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

or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The first Officer's Certificate delivered by the Seller to the Purchaser pursuant to this Section shall be delivered on or before March 15, 2006, or such other date as may be required pursuant to the first sentence of this Section 6.04. Copies of such statement shall be provided by the Seller to the Purchaser upon request.

            Section 6.05. Annual Independent Certified Public Accountants' Servicing Report.

            Within the later of (a) seventy-five (75) days after the end of each calendar year or (b) fifteen (15) calendar days prior to the date on which the Purchaser or the affiliate of the Purchaser required to file an annual report on Form 10-K in connection with any Pass-Through Transfer is required to file such annual report on Form 10-K with the SEC, the Seller at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the Seller's servicing of residential mortgage loans, and that, on the basis of such an examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, such firm is of the opinion that the Seller's servicing has been conducted in compliance with such programs, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement. The first statement delivered by the Seller to the Purchaser pursuant to this Section shall be delivered on or before March 15, 2006, or such other date as may be required pursuant to the first sentence of this Section 6.05. Copies of such statement shall be provided by the Seller to the Purchaser.

            Section 6.06. Purchaser's Right to Examine Seller Records.

            At its expense, the Purchaser shall have the right to examine and audit upon reasonable notice to the Seller, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Seller, or held by another for the Seller or on its behalf or otherwise, which relates to the performance or observance by the Seller of the terms, covenants or conditions of this Agreement.

            The Seller shall provide to the Purchaser and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Purchaser, including but not limited to, OCC, OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Seller which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Seller, and in accordance with the federal government, OCC, FDIC, OTS, or any other similar regulations; provided, however, that in connection with providing such access, the Seller shall not be required to incur any out-of-pocket costs unless provisions have been made for the reimbursement thereof.



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

            Section 6.07. Seller Shall Provide Information as Reasonably
Required.

            The Seller shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation as the Purchaser may reasonably request, as shall be necessary, reasonable or appropriate in respect to the Mortgage Loans and the performance of the Seller under this Agreement, including any reports, information or documentation reasonably required to comply with any regulations regarding any supervisory agents or examiners of the Purchaser; provided, that, the Seller shall not be liable for any out-of-pocket costs with respect to the provision of such reports, information or documentation. All such reports or information shall be provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request in relation to this Agreement or the performance of the Seller under this Agreement. The Seller agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            The Seller, upon reasonable advance notice, shall make reasonably available to the Purchaser or any prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions and to permit any prospective purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

            The Seller shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                                  ARTICLE VII
                                  THE SELLER

            Section 7.01. Indemnification; Third Party Claims.

            The Seller agrees to indemnify and hold the Purchaser, any Successor Servicer and their respective present and former directors, officers, employees and agents harmless from any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including, without limitation, any legal fees and expenses, judgments or expenses relating to such liability, claim, loss or damage) that such parties may sustain in any way related to the failure of the Seller to observe and perform its duties, obligations, covenants, and agreements and to service the Mortgage Loans in compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement. The Seller hereunder shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or a Mortgage Loan, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Seller shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser shall promptly reimburse the Seller for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the



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failure of the Seller to service and administer the Mortgage Loans in compliance with the terms of this Agreement, the failure of the Seller to perform its duties and obligations pursuant to this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the gross negligence, bad faith or willful misconduct of the Seller. The provisions of this Section 7.01 shall survive termination of this Agreement and transfer of the related servicing rights.

            Section 7.02. Merger or Consolidation of the Seller.

            The Seller shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any Person into which the Seller may be merged or consolidated (including by means of sale or disposal of all or substantially all of the Seller's assets), or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified and in good standing to service mortgage loans on behalf of Fannie Mae or Freddie Mac.

            Section 7.03. Limitation on Liability of the Seller and Others.

            The duties and obligations of the Seller shall be determined solely by the express provisions of this Agreement, the Seller shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Seller. Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Seller may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto as is consistent with Accepted Servicing Practices. In such event, the



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

reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, and the Seller shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

            Section 7.04. Seller Not to Resign.

            The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

            Section 7.05. No Transfer of Servicing.

            With respect to the retention of the Seller to service the Mortgage Loans hereunder, the Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 7.05 and except as pursuant to
Section 7.02, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof without the prior written approval of the Purchaser, which consent may be withheld in the Purchaser's sole discretion. Notwithstanding the foregoing, the Seller may, without the consent of the Purchaser, retain reasonable and necessary third party contractors to perform certain loan administration functions, including and limited to, hazard insurance administration, tax payment and administration, flood certification and administration and foreclosure activities; provided, that such contractors shall perform such loan administrative functions in a manner consistent with this Agreement; provided, further, that the retention of such contractors by Seller shall not limit the obligation of the Seller to service the Mortgage Loans pursuant to the terms and conditions of this Agreement or release it from any of its obligations hereunder.

                                 ARTICLE VIII
                                    DEFAULT

            Section 8.01. Events of Default.

            In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

                  (i) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                  (ii) failure on the part of the Seller duly to observe or
            perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement, or which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                  (iv) the Seller shall consent to the appointment of a
            conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

                  (v) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) the Seller ceases to be approved by Fannie Mae or
            Freddie Mac as a mortgage loan seller and servicer for more than thirty (30) days; or

                  (vii) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement; or

                  (viii) the Seller ceases to be (a) licensed to service first lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and
            (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Seller's ability to perform its obligations hereunder;

            then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 7.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Seller for the same. On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested



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in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

            If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 8.04) of the Seller hereunder, either (i) the successor servicer shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or
(ii) the Seller shall cooperate with the successor servicer either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor servicer or (y) in causing MERS to designate on the MERS(R) System the successor servicer as the servicer of such Mortgage Loan.

            Section 8.02. Waiver of Defaults.

            The Purchaser may waive only by written notice any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                                  ARTICLE IX
                                  TERMINATION

            Section 9.01. Termination.

            The respective obligations and responsibilities of the Seller, as servicer, shall terminate upon (a) the distribution to the Purchaser of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller); (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (c) by mutual consent of the Seller and the Purchaser in writing; or (d) the termination of the Seller by the Purchaser with cause under the terms of this Agreement. Upon written request from the Purchaser in connection with any such termination, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things reasonably necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Purchaser's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                                   ARTICLE X
                       RECONSTITUTION OF MORTGAGE LOANS

            Section 10.01. Reconstitution of Mortgage Loans.

            (a) The Seller acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect, upon thirty (30) calendar days prior written notice to the Seller, either:

                  (i) one or more sales of the Mortgage Loans as whole loan
            transfers (each, a "Whole Loan Transfer");

                  (ii) one or more Agency Transfers; and/or

                  (iii) one or more sales of the Mortgage Loans as public or private pass-through transfers (each, a "Pass-Through Transfer").

            (b) With respect to each Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, as the case may be, the Seller agrees:

                  (i) to cooperate reasonably with the Purchaser and any
            prospective purchaser with respect to all reasonable requests that do not result in an undue burden or expense of the Seller;

                  (ii) to execute all agreements required to be executed by
            the Seller in connection with such Whole Loan Transfer, Agency Transfer or Pass-Through Transfer provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon the Seller than those set forth herein and provided that the Seller is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

                  (iii) to make all the representations and warranties set
            forth in Section 3.01 as of the date of the Whole Loan Transfer, Agency Transfer or Pass-Through Transfer;

                  (iv) to deliver to the Purchaser (a) for inclusion in any
            prospectus or other offering material such publicly available information regarding the Seller and its financial condition and any additional information reasonably requested by the Purchaser, (b) any similar nonpublic, unaudited financial information (which the Purchaser may, at its option and its cost, have audited by certified public accountants) and such other information as is reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for any losses, costs or damages incurred by any of them directly related to any material misstatements contained in such information or for any omissions of material fact required to be stated therein to the extent such information is provided by the Seller specifically for use in a prospectus or other offering material; provided, that, the Purchaser shall indemnify the Seller and its affiliates for any losses, costs or damages related to any material misstatements contained in any prospectus or other offering material other than in such information provided by the Seller specifically for use therein or for any omissions of material fact required to be stated therein and (c) such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause (a) above as shall be reasonably requested by the Purchaser; and

                  (v) to deliver to the Purchaser, and to any Person
            designated by the Purchaser, opinions of counsel in a form reasonably acceptable to the Purchaser as are customarily delivered by sellers and servicers and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers, Agency Transfers or Pass-Through Transfers, as the case may be, it being understood that the cost of any opinions of counsel (other than in-house counsel) that may be required for a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser.

            (c) In order to facilitate compliance with Regulation AB, the Seller and the Purchaser agree to comply with the provisions of the Regulation AB Compliance Addendum attached hereto as Exhibit G.

            The Purchaser shall reimburse the Seller for any and all out-of-pocket expenses, costs and fees, including reasonable attorney's fees, provided, however, that the attorney's fees for each Whole Loan Transfer, Agency Transfer or Pass-Through Transfer shall equal a fixed-fee of $3,000, incurred by the Seller in response to requests for information or assistance under this Section. All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer, Agency Transfer or Pass-Through Transfer shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

            Section 11.01. Successor to the Seller.

            Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Section 7.04, 8.01 or 9.01, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 7.02 hereof and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Seller pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Seller of the representations and warranties made pursuant to Sections 3.01, 3.02, the remedies available under Section
3.03 and the indemnification obligations of the Seller pursuant to Section
7.01.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or this Agreement pursuant to Section 7.04, 7.05, 8.01 or 9.01 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation.

            The Seller shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller. Upon appointment of successor servicer to the Seller, the Seller shall be reimbursed for unrecovered Servicing Advances, Monthly Advances and unpaid Servicing Fees which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment such successor servicer.

            Upon a successor's acceptance of appointment as such, the Seller shall notify by mail the Purchaser of such appointment.

            Section 11.02. Amendment.

            This Agreement may be amended or supplemented from time to time by written agreement executed by the Purchaser and the Seller.

            Section 11.03. Recordation of Agreement.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the Mortgaged Properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Seller at the Seller's expense on direction of the Purchaser.

            Section 11.04. Governing Law.

            This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions, except to the extent preempted by Federal law. The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 11.05. Notices.

            Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

                  (i)   if to the Seller:

                        Wachovia Mortgage Corporation
                        201 South College Street
                        Suite 1600
                        Charlotte, North Carolina  28288-1088
                        Attention:  Caroline Payne
                        Facsimile: (704) 374-7980

                        with a copy to:

                        Wachovia Mortgage Corporation
                        1100 Corporate Center Drive
                        Raleigh, North Carolina  27607
                        Attention:  Tom Fowler
                        Facsimile: (919) 852-7525

                  (ii)  if to the Purchaser:
                        Goldman Sachs Mortgage Company
                        85 Broad Street
                        New York, New York 10004
                        Attention: Eugene Gorelik
                        Facsimile: (212) 493-0349

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

            Section 11.06. Severability of Provisions.

            Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 11.07. Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 11.08. General Interpretive Principles.

            For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (i) the terms defined in this Agreement have the meanings
            assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (iii) references herein to "Articles," "Sections,"
            Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (v) the words "herein," "hereof," "hereunder," and other
            words of similar import refer to this Agreement as a whole and not to any particular provision;

                  (vi) the term "include" or "including" shall mean without
            limitation by reason of enumeration; and

                  (vii) headings of the Articles and Sections in this
            Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            Section 11.09. Reproduction of Documents.

            This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

            Section 11.10. Confidentiality of Information.

            The Seller and the Purchaser understand and agree that this Agreement, any other agreements executed in connection with the sale contemplated hereunder, any agreements executed in connection with any Reconstitution, and any offering circulars or other disclosure documents produced in connection with any Reconstitution are confidential and proprietary to the Purchaser or Seller, and the Seller and Purchaser agree to hold such documents confidential and not to divulge such documents to anyone except (a) to the extent required by law or judicial order or to enforce its rights or remedies under this Agreement, (b) to the extent such information enters into the public domain other than through the wrongful act of the Seller or the Purchaser, as the case may be, (c) as is necessary in working with legal counsel, rating agencies, auditors, agents, taxing authorities or other governmental agencies or (d) the federal income tax treatment of the transactions hereunder, any fact relevant to understanding the federal tax treatment of the transactions hereunder, and all materials of any kind (including opinions or other tax analyses) relating to such federal income tax treatment; provided that the Seller may not disclose the name of or identifying information with respect to Purchaser or any pricing terms or other nonpublic business or financial information that is unrelated to the purported or claimed federal income tax treatment of the transactions hereunder and is not relevant to understanding the purported or claimed federal income tax treatment of the transactions hereunder.

            Section 11.11. Recordation of Assignments of Mortgage.

            To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected (i) with respect to MERS Mortgage Loans and (ii) with respect to Mortgage Loans that are not MERS Mortgage Loans, at the Seller's expense, in each case, in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

            Section 11.12. Assignment by Purchaser.

            The Purchaser shall have the right, upon notice to the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement substantially in the form of Exhibit D hereto, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans; provided, however, that, in no event shall there be any more than three (3) "Purchasers" with respect to any Mortgage Loan Package. In no event shall the Purchaser sell a partial interest in any Mortgage Loan without the prior written consent of the Seller, which consent may be granted or withheld in the Seller's sole discretion. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

            Section 11.13. No Partnership.

            Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Seller shall be rendered as an independent contractor and not as agent for Purchaser.

            Section 11.14. Execution; Successors and Assigns.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 7.02, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

            Section 11.15. Entire Agreement.

            Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement and the related Purchase Price and Terms Letter set forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties. In the event of any inconsistency between a Purchase Price and Terms Letter and this Agreement, this Agreement shall control.

            Section 11.16. No Solicitation.

            From and after the related Closing Date, except as provided below, the Seller agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, in any manner to solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that the following promotions or solicitations undertaken by the Seller or any affiliate of the Seller shall not be prohibited under this Section 11.16: (i) promotions or solicitations that are directed to the general public at large or segments thereof, provided that no segment shall consist primarily of the borrowers or obligors under the Mortgage Loans, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements; (ii) responding to Mortgagor requests for pay-off information and regarding other bank or financial products or services; and (iii) promotions or solicitations to any Mortgagor for any other bank or financial products or services, unless such promotions or solicitations are for a prepayment of a Mortgage Loan.

            Section 11.17. Costs.

            The Purchaser shall pay any commissions due its salesmen, the expenses of its accountants and attorneys and the expenses and fees of any broker retained by the Purchaser with respect to the transactions covered by this Agreement. To the extent not otherwise provided herein, all other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including, without limitation, fees for recording intervening assignments of mortgage and Assignments of Mortgage, the cost of obtaining tax service contracts and the legal fees and expenses of its attorneys shall be paid by the Seller. The Seller shall be responsible for causing the recordation of all Assignments of Mortgage and all intervening assignments of mortgage, as applicable.

            Section 11.18. Protection of Mortgagor Personal Information.

            Each of the Purchaser and the Seller agree that it (i) shall comply with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (ii) shall not use Mortgagor Personal Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Mortgagor Personal Information, (iii) shall not disclose Mortgagor Personal Information to third parties except at the specific written direction of the other; provided, however, that the Purchaser and the Seller may disclose Mortgagor Personal Information to third parties in connection with secondary market transactions to the extent not prohibited by applicable law or to the extent required by a valid and effective subpoena issued by a court of competent jurisdiction or other governmental body, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Mortgagor Personal Information from unauthorized access and (v) shall immediately notify the other of any actual or suspected breach of the confidentiality of Mortgagor Personal Information.


                          [SIGNATURE PAGE TO FOLLOW]

                                DO NOT EXECUTE

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 GOLDMAN SACHS MORTGAGE
                                 COMPANY, a New York limited
                                 partnership,

                                 By:  GOLDMAN SACHS REAL
                                      ESTATE FUNDING CORP.,
                                      a New York corporation, as
                                      General Partner

                                 as Purchaser

                                 By:
                                    ------------------------------------------

                                 Name:
                                      ----------------------------------------

                                 Title:
                                       ---------------------------------------

                                 WACHOVIA MORTGAGE
                                 CORPORATION, as Seller

                                 By:
                                    ------------------------------------------

                                 Name:
                                      ----------------------------------------

                                 Title:
                                       ---------------------------------------








   [Signature Page to Seller's Purchase, Warranties and Servicing Agreement,
                          dated as of April 1, 2006]

                                  EXHIBIT A-1
                                  -----------

                           Contents of Mortgage File

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be retained by the Seller in the Servicing File or delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Seller's Purchase, Warranties and Servicing Agreement.

            1. The original Mortgage Note endorsed "Pay to the order of ___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "[Seller] formerly known as [previous name]". If the original note is unavailable, seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

            2. A true certified copy, certified by the [title insurer], of the applicable First Lien Loan.

            3. Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

            4. The original or certified to be a true copy or if in electronic form identified on the Mortgage Loan Schedule, the certificate number, certified by the Seller, of the related Primary Mortgage Insurance Policy, if required.

            5. In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment, from the Seller in accordance with Purchaser's instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment which has been sent for recordation. If the Mortgage Loan was acquired or



                                     A-1-1
originated by the Seller while doing business under another name, the Assignment must be by "[Seller] formerly known as [previous name]".

            6. With respect to Mortgage Loans that are not Co-op Loans, the original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

            7. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment together with a certificate of the [title insurer] certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            8. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

            9. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

            10. With respect to a Co-op Loan: (i) a copy of the Co-op Lease and the assignment of such Co-op Lease to the originator of the Mortgage Loan, with all intervening assignments showing a complete chain of title and an assignment thereof by Seller; (ii) the stock certificate together with an undated stock power relating to such stock certificate executed in blank;
(iii) the recognition agreement in substantially the same form as standard a "AZTECH" form; (iv) copies of the financial statement filed by the originator as secured party and, if applicable, a filed UCC-3 Assignment of the subject security interest showing a complete chain of title, together with an executed UCC-3 Assignment of such security interest by the Seller in a form sufficient for filing.



                                     A-1-2

            11. The original of any guarantee executed in connection with the Mortgage Note.

            Notwithstanding anything to the contrary herein, the Seller may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.



                                    A-1-3

                                 EXHIBIT A-2
                                 -----------

                          Contents of Servicing File

            With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser:

            1. Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

            2. Residential loan application.

            3. Uniform underwriter and transmittal summary (Fannie Mae Form
1008) or reasonable equivalent.

            4. Credit report on the mortgagor.

            5. Business credit report, if applicable.

            6. Residential appraisal report and attachments thereto.

            7. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Seller's Underwriting Standards.

            8. Verification of acceptable evidence of source and amount of down payment, in accordance with the Underwriting Standards.

            9. Photograph of the Mortgaged Property (may be part of appraisal).

            10. Survey of the Mortgaged Property, if any.

            11. Sales contract, if applicable.

            12. If available, termite report, structural engineer's report, water portability and septic certification.

            13. Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

            14. Any ground lease, including all amendments, modifications and supplements thereto.

            15. Any other document required to service the Mortgage Loans.

            16. A code indicating whether the Mortgage Loan is a temporary buydown (Y or N).



                                     A-2-1

                                   EXHIBIT B
                                   ---------

                  Form of Custodial Account Letter Agreement

__________________  , 200_

To:

            As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to
Section 4.04 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series - principal and interest". All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                           WACHOVIA MORTGAGE CORPORATION,
                                           as SELLER

                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                 -----------------------------


            The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number ______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                           -----------------------------------

                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                 -----------------------------

                                   EXHIBIT C
                                   ---------

                    Form of Escrow Account Letter Agreement

_____________________, 200_

To:

            As "Seller" under the Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to
Section 4.06 of the Agreement, to be designated as "Wachovia Mortgage Corporation, in trust for the Purchaser, owner of various whole loan series, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                           WACHOVIA MORTGAGE CORPORATION,
                                           as SELLER

                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                 -----------------------------


            The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number ______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                           By:
                                              --------------------------------

                                           Name:
                                                ------------------------------

                                           Title:
                                                 -----------------------------

                                   EXHIBIT D

           Form of Assignment, Assumption and Recognition Agreement

            This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of _________, between Goldman Sachs Mortgage Company, a New York corporation (the "Assignor"), ______________________, a ________ corporation (the "Assignee"), and Wachovia Mortgage Corporation, a North Carolina corporation (the "Seller"):

            For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Servicing Agreement dated as of April 1, 2006, but only to the extent of the Mortgage Loans (the "Purchase Agreement"). For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate Assignment and Conveyance pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Seller's Purchase, Warranties and Servicing Agreement dated as of April 1, 2006.

            The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

            2. Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to Assignor and the purchase of the Mortgage Loans by Assignor from Seller; provided, however, that the date of purchase and sale and the amount of payment for the Mortgage Loans may be set out in a Purchase Price and Terms Letter, as defined in the Purchase Agreement, and (e) Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

            3. The Assignor warrants and represents to, and covenants with, the Assignee and the Seller that:

            (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

            (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

            (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

            (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

            (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

            (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (h) The Assignor has paid the purchase price for the Mortgage Loans and has satisfied any conditions to closing required of it under the terms of the Purchase Agreement.

            4. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

            (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

            (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

            (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder, with respect to the Mortgage Loans.

            5. The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

            (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans;

            (b) The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

            (d) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

            (e) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

            (f) No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.01 of the Purchase Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

            6. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans.

            7. Notice Addresses.

            (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

            ----------------
            ----------------
            ----------------
            Attention:
                       -------------------

            (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

            Goldman Sachs Mortgage Company
            85 Broad Street
            New York, New York  10004
            Attention:  Eugene Gorelik

            (c) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

                Wachovia Mortgage Corporation
                1100 Corporate Center Drive
                Raleigh, North Carolina 27607
                Attention: Tom Fowler

            8. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

            9. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

            10. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            11. This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

            12. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

            13. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.


                        [signatures on following page]

            IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                                          Goldman Sachs Mortgage Company
                                          Assignor

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          [__________________________________]
                                          Assignee

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                          Wachovia Mortgage Corporation
                                          Seller

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                   EXHIBIT E

                       Form of Assignment and Conveyance


On this ____ day of ________, 200_, Wachovia Mortgage Corporation ("Wachovia") as the Seller under that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Agreement"), and that certain Purchase Price and Terms Letter, dated as of [ ], 200 each by and between Wachovia and Goldman Sachs Mortgage Company (the "Purchaser") does hereby sell, transfer, assign, set over and convey to the Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of Wachovia (excluding the right to service the Mortgage Loans) in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.07 of the Agreement, Wachovia has delivered to the Purchaser the documents for each Mortgage Loan to be purchased as set forth therein. The contents of each Servicing File required to be retained by Wachovia to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Wachovia, for the benefit of the Purchaser as the owner thereof. Wachovia's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Wachovia shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Wachovia shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Wachovia at the will of the Purchaser in such custodial capacity only.



                                     E-A-1

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                           WACHOVIA MORTGAGE
                                           CORPORATION

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------



                                     E-A-2

                                                                     Exhibit A
                                                                     ---------



                                    E-A-1

                                   EXHIBIT F
                                   ---------

                 Request for Release of Documents and Receipt

RE:      Mortgage Loan #___________________________________
BORROWER:__________________________________________________
PROPERTY:  __________________________________________________

Pursuant to a Seller's Purchase, Warranties and Servicing Agreement (the "Agreement") between the Seller and the Purchaser, the undersigned hereby certifies that he or she is an officer of the Seller requesting release of the documents for the reason specified below. The undersigned further certifies that:
(Check one of the items below)

_____           On _________________, the above captioned mortgage loan was paid in full or the Seller has been notified that payment in full has been or will be escrowed. The Seller hereby certifies that all amounts with respect to this loan which are required under the Agreement have been or will be deposited in the
                Custodial Account as required.
_____           The above captioned loan is being repurchased pursuant to the terms of the Agreement.  The Seller hereby certifies that the repurchase price has been credited to the Custodial Account as required under the Agreement.
_____           The above captioned loan is being placed in foreclosure and the original documents are required to proceed with the foreclosure action. The Seller hereby certifies that the documents will be returned to the Purchaser in the event of reinstatement.
_____           Other (explain)


                _______________________________________________________
                _______________________________________________________


All capitalized terms used herein and not defined shall have the meanings assigned to them in the Agreement.

Based on this certification and the indemnities provided for in the Agreement, please release to the Seller all original mortgage documents in your possession relating to this loan.

Dated:_________________                  By:________________________________
                                                      Signature
                                            ________________________________
                                            Title
Send documents to:    _____________________________________________
                      _____________________________________________
                      _____________________________________________

Acknowledgment:

Purchaser hereby acknowledges that all original documents previously released on the above captioned mortgage loan have been returned and received by the Purchaser.

Dated:_________________                  By:________________________________
                                                      Signature
                                            ________________________________
                                            Title

                                   EXHIBIT G
                                   ---------

                       Regulation AB Compliance Addendum

                               [to be provided]



                                      G-1